UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10041

JNL Investors Series Trust

(Exact Name of Registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices) (Zip code)

Steven J. Fredricks
Jackson National Asset Management, LLC
1 Corporate Way
Lansing, Michigan 48951

(Name and address of agent for service)

Registrant's telephone number, including area code: 517-381-5500

Date of Fiscal Year End: October 31

Date of Reporting period: October 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Shareholders

JACKSON FUNDSSM

October 31, 2007 Annual Report

Not FDIC/NCUA insured • May lose value • Not bank/CU guaranteed • Not a deposit • Not insured by any federal agency

Table of Contents

President’s Letter...................................................................................	1
Market Overview and Portfolio Commentaries.............................................	2
Schedules of Investments........................................................................	8
Statements of Assets and Liabilities...........................................................	15
Statements of Operations........................................................................	16
Statements of Changes in Net Assets........................................................	17
Financial Highlights................................................................................	18
Notes to the Financial Statements.............................................................	19
Report of Independent Registered Public Accounting Firm.............................	24
Disclosure of Fund Expenses and Other Information.....................................	25
Trustee and Officer Information................................................................	26
Approval of Advisory and Sub-Advisory Agreements..................................	32

President’s Letter

December 5, 2007

Dear Shareholder:

We are proud to provide the first Annual Report for the Jackson FundsSM. The enclosed report covers the Funds’ results from inception on December 29, 2006 through October 31, 2007. The report also includes portfolio managers’ discussions about each Fund’s results during the period.

We are pleased with the early performance of the Jackson Funds. Our disciplined strategies rewarded shareholders in the face of economic uncertainty and market volatility during the period. Our approach provides investors with a quantitative, impartial methodology that includes the following characteristics:

•	Formula-Based – eliminates emotion from the stock selection process
•	Consistently Applied – core formulas reapplied over the long term avoids chasing returns
•	Transparent – allows you to know what your fund owns and how investments are selected
•	Diversified – can help reduce risk and possibly attain greater returns

The period from inception through first fiscal year end proved to be a rewarding and promising time for our disciplined approach and for our shareholders. In today’s complex financial marketplace, we understand you have plenty of choices for your investment dollars. Thank you for your confidence in us, and thank you for choosing Jackson Funds to be part of your investment plan.

Sincerely,

Mark D. Nerud

President & Chief Executive Officer

JNL Investors Series Trust

Portfolio Manager Market Overview

Through October 31, 2007, the U.S. stock market was on pace for its fifth straight year of gains. The S&P 500® Index gained 10.9% for the 10 month period ended October 31, 2007 while the broad cap Russell 3000® Index rose 10.8%. Large and mid cap stocks outperformed small caps during 2007, as the Russell Midcap® Index gained 11.3% and the large cap Russell 1000® Growth Index rose 11.2%, while the small cap Russell 2000® finished ahead by 6.1%. Growth stocks handily outpaced value stocks for the period in each of the capitalization sectors; the Russell 1000 Growth Index outperformed its Value counterpart by 10.5%, while the Russell 2000 Growth Index bested the Russell 2000 Value Index by 15.9%. The Russell 2000 Value was the only non-micro cap index in the Russell index universe to fall, losing 1.6%. Stocks in Hong Kong were the clear winners during 2007, rising 45.8% (in local terms) through October 31, 2007. The Hang Seng outperformed relative to most global markets on positive sentiment related to China's relaxed investment restrictions. The MSCI EAFE Index rose 9.3% in local terms. Japanese stocks were the notable underperformers, falling 1.7% in local terms. European stocks performed in line with the MSCI World Index, as strength in Germany (22.7% in local terms), Spain (16.5%) and the Netherlands (14%) was offset by underperformers Italy (-0.3%), Switzerland (3.9%), and France (6.4%). UK stocks performed in line with the MSCI World Index, gaining 10.9% (local) year to date. They were held back by concerns about higher inflation causing further interest rate tightening from the Bank of England. The weak dollar amplified gains in foreign stocks, in some cases considerably. U.S. bond prices gained during 2007, with the Lehman Brothers Aggregate Bond Index gaining 4.5% through the 10 months ended October 31, 2007. Bond prices were helped by a slowing economic environment, a more dovish Federal Reserve, and by flight to quality buying due to troubles in the U.S. housing market.

1st Quarter 2007

Most equity indices gained during the first quarter, but volatility increased significantly. Stocks climbed higher in the first seven weeks of the year, propelled by solid earnings growth and hopes that economic moderation would enable the Federal Reserve to cut interest rates. Stocks plunged late in February, however. The Chinese stock market in Shanghai fell 9%, which raised concerns about the Chinese economy, alarmed investors, and held back stocks in Hong Kong. Further, a sharp decline in U.S. durable goods orders report suggested a slowing manufacturing pace, while former Federal Reserve Chairman Alan Greenspan warned of an increased potential for a recession later this year. Equities began to stabilize in March, though, led by improvements in international stocks and leadership in U.S. large cap and value indices. Foreign stock markets largely performed well, despite some volatility surrounding the Chinese market correction. The MSCI EAFE Index rose 3.5% in U.S. dollar terms, and 2.8% in local terms. Similar systematic issues plagued international markets, as concerns over problem mortgages and slower growth spilled over into non-U.S. markets. UK stocks were among the outperforming markets in March, as companies delivered on earnings expectations and M&A activity heated up among the financial and consumer-related sectors. Among the core euro-zone markets, Germany stood out with a gain of 6.6%. Despite fears that rising interest rates and a 3% increase in the value-added tax would dampen spending, and that the strong euro would curb exports, Germany's growth forecasts were revised up due to rising industrial production and business confidence. After a strong start, Japan was hit hard as foreign investors retreated amidst the global sell-off and ended up 3.6%. Yen strength, an outcome of the Bank of Japan's interest rate rise as well as investors’ unwinding carry trades, pressured export stocks in the consumer discretionary and technology sectors.

Renewed concerns about sub-prime mortgages, rising stock market volatility and risk aversion pushed investors towards the safety of fixed income instruments during the quarter. The Lehman Brothers Aggregate Bond Index rose 1.5%. As bonds rallied, yields retreated across the maturity spectrum with the two-year yield falling from 4.8% to 4.6%. But while the 10-year note fell to as low as 4.50% in early March, renewed inflation concerns pushed the yield back up to 4.65% at quarter end.

2nd Quarter 2007

Most U.S. stock indices advanced in the second quarter, with a few major indices eclipsing record highs. Equities benefited from a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market, and sub-prime mortgage woes. The Dow Jones Industrial Average hit a series of new all-time highs, briefly eclipsing the 13,600 level and gaining 8.5% for the quarter. In late May, the S&P 500 Index finally surpassed its March 24, 2000 record close of 1527.57 and rose 6.3% during the quarter. International equities also produced strong returns in the 2nd quarter.

Portfolio Manager Market Overview

(continued):

The U.S. dollar continued to weaken against many major foreign currencies, enhancing returns for U.S. investors. For the quarter, the MSCI EAFE Index (in U.S. dollars) returned 6.4% while the MSCI EAFE Index (in local currency) returned 5.9%. Hong Kong and UK stocks were also higher, in line with the strength in global equities. European stocks outperformed, buoyed by continued economic momentum, corporate restructuring gains, record levels of merger & acquisition activity and currency strength. Strong growth, lower unemployment and concerns of other resource constraints caused the European Central Bank to raise its policy rate to 4%; inflation concerns will likely provoke a further rate hike before year-end. Despite relatively strong economic growth, Japan continued to be out of favor. Its 3.9% local currency gain was pushed down -0.6% in U.S. dollars, as the yen fell to a four-year low against the dollar. The widening gap between Japan's low interest rates and rising interest rates elsewhere contributed to the yen's weakness; carry trades also pushed down the yen.

Bond prices were lower this quarter, with the Lehman Brothers Aggregate Bond Index falling 0.5%. The Aggregate Index fell 0.8% in May, its worst monthly performance since March of 2006, and followed with a 0.3% loss in June. The yield on the 10-year Treasury note began the quarter at 4.65% and closed at 5.03%, and hit a high of 5.32%, exceeding the highs during the Summer of 2006.

3rd Quarter 2007

The third quarter of 2007 was marked by spikes in volatility and risk aversion. U.S. sub-prime mortgage losses spread across the financial sector and severely tightened credit and liquidity conditions from mid-July to mid-August. In this environment, equities were extremely volatile as the credit crisis had a significant impact on investor confidence. The period began with solid momentum as second quarter earnings beat expectations and deal-related optimism helped propel equities to new highs in late July. Yet those gains were short-lived, as concerns about the mortgage and credit markets escalated during August, and major equity market indices plunged by up to 10% from their earlier highs. Investor sentiment recovered from mid-August, when the Federal Reserve unexpectedly cut its discount rate to ease liquidity conditions. Risk appetite further improved when the Federal Reserve lowered its benchmark rate in mid-September by a larger-than-expected 50 basis points, fueling a rally in U.S. equities.

Hong Kong share prices soared 14.9% with increased optimism for China-based companies (including resource companies) and anticipated new trading volume from Chinese investors. UK stocks underperformed during the third quarter, falling 1.4% in local terms. Europe fell over 2% in local currencies, but euro strength helped push the region's return to a 1.7% gain in U.S. dollars. One of the developed world's bright spots in 2007, uncertainty about bank exposure to U.S. sub-prime mortgages pushed up lending rates and market volatility across Europe. Rising interest rates, higher oil prices and the stronger euro also dampened business sentiment and the outlook for the euro zone economy. Investor sentiment toward Japan remained negative; however, a sharp turnaround in the yen, as nervous investors unwound carry trades, converted an over 7% decline to a 0.8% loss in U.S. dollars.

After falling 0.5% in the second quarter of 2007, the Lehman Brothers Aggregate Bond Index bounced back with three straight monthly positive returns in the third quarter (0.8% in July, 1.2% in August, and 0.8% in September) as investors sought some degree of refuge in safer pockets of the bond market and the Federal Reserve cut rates at its September meeting. The Lehman Brothers Aggregate Bond Index rose 2.8% for the quarter.

4th Quarter 2007

Global equity markets rallied in October, driven by positive earnings reports. Indices in Asia Pacific and North America climbed to new highs over the period, buoyed by expectations of continued U.S. rate cuts and by climbing energy and commodity prices, which helped stocks in the energy and materials sectors. Stocks in Hong Kong continued their upward trajectory during October, rising nearly 11% on the heels of September's 14.9% gain.

UK stocks outperformed as the Bank of England's dovish stance led to better sentiment for equities. Despite inflation concerns, UK and euro zone central banks kept interest rates on hold as credit markets remained turbulent. Housing weakness, rising oil prices, strong currencies and ebbing business and consumer confidence muted the economic outlook for Europe. Japan underperformed during October, as the Bank of Japan held interest rates unchanged, cut its inflation forecasts, and warned of heightened global risks.

The Lehman Brothers Aggregate Bond Index rose 0.9% as fall-out from the sub-prime market troubles and weakness in equities sent investors into the safe-haven of fixed income instruments.

Jackson Perspective 5 Fund

Mellon Capital Management Corporation

Objective:

The investment objective of the Jackson Perspective 5 Fund is total return through capital appreciation and dividend income.

Portfolio Manager Commentary:

For the period ended October 31, 2007, the Jackson Perspective 5 Fund posted a return of 14.7% (excluding sales load) compared to 10.4% for the S&P 500 Index. The Jackson Perspective 5 Fund holds a broad set of companies. Most of the companies are based in the U.S., but the Fund also holds 5 companies from Britain and 5 companies from Hong Kong. The returns from the U.S. companies were mixed but the British and Hong Kong companies all made positive contributions to the Fund's return.

United Kingdom

The UK holding with the best return was GKN Plc. GKN Plc, a British maker of automotive parts, was up 42% on strong performance in a recent acquisition and strong demand for their products in Europe. The Fund's UK security with the lowest return was BT Group Plc, still up 15%. BT Group Plc basically performed in line with the UK market as they transitioned from traditional telecommunication services to new value-added businesses. The rising value of the British Pound versus the U.S. Dollar helped all 5 of the UK stocks held by the Fund.

Hong Kong

The Hong Kong holding with the best return in the Fund was Citic Pacific Ltd. Citic Pacific Ltd., a large infrastructure management company, rose 88% after reporting strong earnings and a spin-off of a subsidiary. The Fund's Hong Kong security with the lowest return, PCCW Ltd., was up 7%. PCCW Ltd., a telecommunications and internet company, struggled in the competitive Hong Kong telecom market and thus the stock did not rise with the general Hong Kong stock market. The Hong Kong Dollar is tied to the U.S. Dollar.

United States

The U.S. holdings with the best returns were Sigma Designs Inc., Sirenza Microdevices Inc. and Valmont Industries Inc. Sigma Designs Inc., an internet media processing technology company, rose 130% after good mid-year earnings and forecasts for continuing growth. Sirenza Microdevices Inc., a supplier of radio frequency (RF) components, rose 105% after twice reporting earnings greater than expected during the year and was eventually acquired by RF Microdevices Inc. in November 2007. Valmont Industries, a designer and manufacturer of utility poles and towers, rose steadily throughout the year, ending up about 78% on strong sales and earnings gains.

Three stocks that hurt the Fund's performance were Group 1 Automotive Inc., Noven Pharmaceuticals Inc. and American Woodmark Inc. Group 1 Automotive Inc., an automotive retailer, fell 38% after announcing poor earnings early in the year and disappointing operating results later in the year. Noven Pharmaceuticals Inc., a developer of medical transdermal patches, fell 37% after Noven Pharmaceuticals Inc. received questions from the FDA on its Daytrana® patch and also after poor results from a late-stage clinical trial. American Woodmark Corp., a manufacturer of kitchen cabinets and vanities, lost 37% after reporting poor earnings early in the year and then feeling continuing pressure from the weak housing markets.

The 3 largest holdings in the Fund, which are located in the United States, also experienced a rise in performance. General Motors Corp. was up 36%, Verizon Communications Inc. was up 26% and AT&T Inc. rose 24%.

Jackson Perspective 5 Fund (Class A)

Jackson Perspective 5 Fund = $10,810

S&P 500 Index = $11,037

Total Return for Class A Shares
With Maximum Sales Load	8.1%
Without Sales Load	14.7%
(Since inception on December 29, 2006)

Total Return for Class C Shares
With Contingent Deferred
Sales Charge (“CDSC”)	13.2%
Without CDSC	14.2%

(Since inception on December 29, 2006)

*Tracking for the S&P 500 Index benchmark began on December 29, 2006.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers presented in the chart above relate to Class A shares. Such amounts are net of all operating expenses applicable to Class A shares and include a front end sales load of 5.75%. However, performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Jackson Perspective Optimized 5 Fund

Mellon Capital Management Corporation

Objective:

The investment objective of the Jackson Perspective Optimized 5 Fund is total return.

Portfolio Manager Commentary:

For the period ended October 31, 2007, the Jackson Perspective Optimized 5 Fund posted a return of 24.9% (excluding sales load) compared to 10.4% for the S&P 500 Index. The Jackson Perspective Optimized 5 Fund holds a broad set of companies, with most of the companies based in the U.S., but also companies from Britain, Europe and Hong Kong. The returns from the U.S. companies were mixed but all of the foreign stocks, except one, made positive contributions to the Fund's return.

United Kingdom

The UK holding with the best return was GKN Plc. GKN Plc, a British maker of automotive parts, was up 42% on strong performance in a recent acquisition and strong demand for their products in Europe. The Fund's UK security with the lowest return was Barclays Plc. Barclays Plc, a diversified financial company, fell 10% on concerns stemming from the turmoil in the global credit markets. The rising value of the British Pound versus the U.S. Dollar helped most of the UK stocks held by the Fund.

Europe

The European holding with the best return was France Telecom SA. France Telecom SA, a French telecommunications company, was up about 38% on better than expected earnings throughout the year. The Fund's European stock with the lowest return was Danske Bank A/S, up only 1%. Danske Bank A/S, a Danish financial services company, struggled with earnings and concerns over its credit market exposure.

Hong Kong

The Hong Kong holding with the best return in the Fund was Citic Pacific Ltd. Citic Pacific Ltd., a large infrastructure management company, rose 88% after reporting strong earnings and a spin-off of a subsidiary. The Fund's Hong Kong security with the lowest return, PCCW Ltd., was up 7%. PCCW Ltd., a telecommunications and internet company, struggled in the competitive Hong Kong telecom market and thus the stock did not rise with the general Hong Kong stock market. The Hong Kong Dollar is tied to the U.S. Dollar.

United States

The U.S. holdings with the best returns were Research in Motion Ltd., Potash Corp. and Priceline.com Inc. Research in Motion Ltd., the makers of the popular Blackberry devices, was up 190% on exceptional earnings and future expected growth prospects. Potash Corp., a Canadian fertilizer company that trades in the U.S., was up 156% because of rising demand for fertilizer products and good company earnings. Priceline.com Inc., an internet travel company, was up 111% on rising profits and global sales increases.

Three stocks that hurt the Fund's performance were American Eagle Outfitters Inc., Akamai Technologies Inc. and Louisiana-Pacific Corp. American Eagle Outfitters Inc., a teen clothing retail company, fell 26% on poorer than expected same store sales and lowered earnings guidance. Akamai Technologies Inc., a company that provides internet distribution services, dropped 24% on less than expected earnings during the year. And the manufacturer of building products for new homes, Louisiana-Pacific Corp., was down 22% on a decline in new residential home construction.

The four largest holdings of the Fund all provided positive returns. Cisco Systems Inc. was up 19%, Research in Motion Ltd., as discussed above, was up 190%, Microsoft Corp. was up 24% and Oracle Corp. rose.

Jackson Perspective Optimized 5 Fund (Class A)

Jackson Perspective Optimized 5 Fund = $11,772

S&P 500 Index = $11,037

Total Return for Class A Shares
With Maximum Sales Load	17.7%
Without Sales Load	24.9%
(Since inception on December 29, 2006)

Total Return for Class C Shares
With Contingent Deferred
Sales Charge (“CDSC”)	23.1%
Without CDSC	24.1%

(Since inception on December 29, 2006)

*Tracking for the S&P 500 Index benchmark began on December 29, 2006.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers presented in the chart above relate to Class A shares. Such amounts are net of all operating expenses applicable to Class A shares and include a front end sales load of 5.75%. However, performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Jackson Perspective Index 5 Fund

Mellon Capital Management Corporation

Objective:

The investment objective of the Jackson Perspective Index 5 Fund is capital appreciation.

Portfolio Manager Commentary:

For the period ended October 31, 2007, the Jackson Perspective Index 5 Fund posted a return of 9.1% (excluding sales load) compared to 10.2% for the Russell 3000 index and 10.4% for the S&P 500 Index.The Jackson Perspective Index 5 Fund holds a very broad set of securities representing 5 well known indexes: S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Index, MSCI EAFE Index, and the Lehman Brothers Aggregate Bond Index. The Fund does not hold all of the securities making up the 5 indices, but samples from the securities in the 5 indices so that the Fund's portfolio characteristics are similar to the characteristics of the indices.

S&P 500 Index

The S&P 500 Index returned 10.4%. The stock held from the S&P 500 Index that had the best return was National Oilwell Varco Inc., an oil and gas services company, rose 151% following the rise in oil and gas prices. The stock held from the S&P 500 index that had the worst return was Countrywide Financial Corp., a mortgage company, fell 62% on concerns surrounding the sub-prime mortgage troubles in the United States. The largest stock in the S&P 500 Index, Exxon Mobil Corp., was up 25%.

S&P MidCap 400 Index

The S&P MidCap 400 Index returned around 13%. The stock held from the S&P MidCap 400 Index that had the best return was Intuitive Surgical Inc., a manufacturer of robotic surgical systems, rose 245% on strong earnings and increasing demand for its product. The stock held from the S&P MidCap 400 Index that had the worst return was Radian Group Inc., a company that provides mortgage credit protection products for mortgage lenders, fell 77% on concerns surrounding the sub-prime mortgage troubles in the United States. The largest stock in the S&P MidCap 400 Index was Intuitive Surgical Inc., discussed above.

Russell 2000 Index

The Russell 2000 Index rose about 6%. The stock held from the Russell 2000 Index that had the best return was Onyx Pharmaceuticals Inc., a biopharmaceutical company, rose 334% on the success in clinical trials of a new liver cancer drug. The stock held from the Russell 2000 Index that had the worst return was Beazer Homes USA Inc., a homebuilder in the southern United States, fell 75% on the slowing home sales market in the United States and an SEC investigation into the company. The largest stock in the Russell 2000 Index, Hologic Inc. was up 42%.

MSCI EAFE Index

The MSCI EAFE Index rose about 16% in U.S. Dollar terms. The stock held from the MSCI EAFE index that had the best return was Hong Kong Exchanges and Clearing Ltd., the owner and operator of the stock and futures exchange in Hong Kong, rose 205% on expectations of an increase in share trading if Chinese individuals are allowed to invest in Hong Kong. The stock held from the MSCI EAFE Index that had the worst return was Casio Computer Co. Ltd., a manufacturer of watches and calculators, fell 58% on missed earnings targets and lowered profit forecasts. The largest stock in the MSCI EAFE Index, BP Plc, was up 20%.

Lehman Brothers Aggregate Bond Index

The Lehman Brothers Aggregate Bond Index posted a positive return of 4.78%. Responding to growing concern that the fallout from the sub-prime mortgage situation would impact the broader economy, the Federal Reserve nevertheless surprised most market participants by aggressively cutting rates by 50 basis points to 4.75% on September 18 and again to 4.5% on October 31. Many of the economic indicators continued to drift lower especially from the housing sector where home sales dropped dramatically and housing starts slowed. Consumer confidence also declined coming in well below analysts expectations.

Jackson Perspective Index 5 Fund (Class A)

Jackson Perspective Index 5 Fund = $10,283

S&P 500 Index = $11,037

Russell 3000 Index = $11,023

Total Return for Class A Shares
With Maximum Sales Load	2.8%
Without Sales Load	9.1%
(Since inception on December 29, 2006)

Total Return for Class C Shares
With Contingent Deferred
Sales Charge (“CDSC”)	7.4%
Without CDSC	8.4%

(Since inception on December 29, 2006)

*Tracking for the S&P 500 Index and the Russell 3000 Index benchmarks began on December 29, 2006.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers presented in the chart above relate to Class A shares. Such amounts are net of all operating expenses applicable to Class A shares and include a front end sales load of 5.75%. However, performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Jackson Perspective 10 X 10 Fund

Jackson National Asset Management, LLC

Objective:

The investment objective of the Jackson Perspective 10 X 10 Fund is capital appreciation and income which is generated from underlying affiliated Fund dividends.

Portfolio Manager Commentary:

For the period ended October 31, 2007, the Jackson Perspective 10 X 10 Fund posted a return of 11.8% (excluding sales load) compared to 10.4% for the S&P 500 Index. The Fund initially invested half of its assets in each of the Jackson Perspective 5 Fund and Jackson Perspective Index 5 Fund (the "Underlying Funds"). When subsequent cash inflows or outflows occur, the Fund purchases or sells shares of the Underlying Funds according to the approximate current percentage relationship among the Underlying Funds. The Underlying Funds' performance contributed to the results of the Fund proportionally based on the relative value to the Fund throughout the period. For the period ended October 31, 2007, the average daily investment between the Underlying Funds was 51% to the Jackson Perspective 5 Fund and 49% to the Jackson Perspective Index 5 Fund. The performance of each Underlying Fund has been previously discussed.

Jackson Perspective 10 X 10 Fund (Class A)

Jackson Perspective 10 X 10 Fund = $10,537

S&P 500 Index = $11,037

Total Return for Class A Shares
With Maximum Sales Load	5.4%
Without Sales Load	11.8%
(Since inception on December 29, 2006)

Total Return for Class C Shares
With Contingent Deferred
Sales Charge (“CDSC”)	10.1%
Without CDSC	11.1%

(Since inception on December 29, 2006)

*Tracking for the S&P 500 Index benchmark began on December 29, 2006.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers presented in the chart above relate to Class A shares. Such amounts are net of all operating expenses applicable to Class A shares and include a front end sales load of 5.75%. However, performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Jackson FundsSM

Schedules of Investments

October 31, 2007

	Shares/Par	Value
Jackson Perspective 5 Fund
COMMON STOCKS - 99.5%
CONSUMER DISCRETIONARY - 22.7%
Autoliv Inc.	7,933	$501,207
Brown Shoe Co. Inc.	13,380	272,952
Buckle Inc.	8,956	386,004
Buffalo Wild Wings Inc. (b)	5,456	167,281
CBS Corp. - Class B (f)	14,789	424,444
Compass Group Plc	135,924	977,891
Dow Jones & Co. Inc.	12,723	760,963
General Motors Corp. (f)	107,254	4,203,283
Genuine Parts Co.	10,049	493,104
GKN Plc	141,546	1,079,408
Group 1 Automotive Inc.	7,698	239,023
Gymboree Corp. (b)	9,919	337,544
Interface Inc.	16,475	315,167
Leggett & Platt Inc.	20,028	389,144
Mattel Inc.	20,276	423,566
Movado Group Inc.	6,133	184,542
New York Times Co. - Class A (f)	19,700	385,332
Newell Rubbermaid Inc.	15,969	465,656
Shaw Communications Inc.	29,218	815,767
Stanley Works	9,402	541,085
Starwood Hotels & Resorts Worldwide Inc.	7,501	426,507
VF Corp.	5,842	509,013
		14,298,883
CONSUMER STAPLES - 9.1%
Altria Group Inc.	13,684	997,974
Anheuser-Busch Cos. Inc.	9,706	497,724
ConAgra Foods Inc.	17,311	410,790
General Mills Inc.	8,135	469,634
Kimberly-Clark Corp. (f)	6,991	495,592
Kraft Foods Inc. - Class A	22,799	761,715
Loews Corp. - Carolina Group	7,385	633,485
Safeway Inc.	35,484	1,206,456
SunOpta Inc. (b)	18,237	273,190
		5,746,560
ENERGY - 6.9%
BP Plc	71,006	922,769
Chevron Corp.	6,719	614,856
Dril-Quip Inc. (b) (f)	12,557	669,665
Marathon Oil Corp.	27,059	1,599,998
Tetra Technologies Inc. (b) (f)	22,255	438,201
VAALCO Energy Inc. (b) (f)	19,184	97,455
		4,342,944

FINANCIALS - 8.0%
BOC Hong Kong Holdings Ltd.	293,000	829,773
Capital Trust Inc. - Class A (f)	5,596	188,697
Cascade Bancorp	9,004	173,237
Citigroup Inc.	21,436	898,168
Goldman Sachs Group Inc.	5,890	1,460,249
JPMorgan Chase & Co.	24,612	1,156,764
SWS Group Inc.	8,607	163,447
World Acceptance Corp. (b) (f)	5,460	176,140
		5,046,475
HEALTH CARE - 6.5%
Abbott Laboratories	9,750	532,545
Merck & Co. Inc.	26,851	1,564,339
Noven Pharmaceuticals Inc. (b) (f)	7,326	113,260
Pfizer Inc.	74,901	1,843,314
		4,053,458
INDUSTRIALS - 16.8%
American Woodmark Corp.	5,104	129,437
Ameron International Corp. (f)	2,759	297,613
Belden Inc.	13,841	806,515
Citic Pacific Ltd.	225,000	1,418,823
Clean Harbors Inc. (b)	6,178	304,143
COSCO Pacific Ltd.	318,000	990,969
EMCOR Group Inc. (b)	19,941	686,569
General Electric Co.	51,845	2,133,941
II-VI Inc. (b)	9,097	316,030
Ladish Co. Inc. (b)	4,554	208,983
Lindsay Corp. (f)	3,696	181,843
Lockheed Martin Corp.	12,862	1,415,334
Pitney Bowes Inc.	10,306	412,652
Valmont Industries Inc.	8,037	769,302
Waste Management Inc.	12,614	459,023
		10,531,177
INFORMATION TECHNOLOGY - 6.9%
Advanced Energy Industries Inc. (b)	14,177	226,832
Ansoft Corp. (b)	7,353	221,178
Atheros Communications Inc. (b)	16,666	584,977
Hewlett-Packard Co.	28,403	1,467,867
Interwoven Inc. (b)	13,832	196,276
Macrovision Corp. (b) (f)	16,381	393,144
Mentor Graphics Corp. (b) (f)	25,656	411,009
Sigma Designs Inc. (b) (f)	7,137	419,441
Sirenza Microdevices Inc. (b)	14,639	242,129
Tyler Technologies Inc. (b)	12,345	199,001
		4,361,854
MATERIALS - 7.5%
EI Du Pont de Nemours & Co.	24,125	1,194,429
HB Fuller Co.	18,856	554,932

Louisiana-Pacific Corp. (f)	21,339	351,240
Metal Management Inc.	8,119	426,816
Nucor Corp.	21,695	1,345,524
Rohm & Haas Co.	9,280	481,446
Sonoco Products Co.	12,286	379,883
		4,734,270
TELECOMMUNICATION SERVICES - 13.6%
AT&T Inc.	56,313	2,353,320
BT Group Plc	130,055	881,582
PCCW Ltd.	1,273,000	822,009
Qwest Communications International Inc. (b) (f)	140,678	1,010,068
Verizon Communications Inc.	52,038	2,397,391
Vodafone Group Plc	278,177	1,093,204
		8,557,574
UTILITIES - 1.5%
Cheung Kong Infrastructure Holdings Ltd.	245,826	963,134

Total Common Stocks (cost $59,522,552)		62,636,329

SHORT TERM INVESTMENTS - 7.8%
Mutual Funds - 0.3%
JNL Money Market Fund, 4.88% (a) (e)	159,457	159,457

Securities Lending Collateral - 7.5%
Mellon GSL Delaware Business Trust Collateral
Fund, 5.22% (a) (e)	4,717,841	4,717,841

Total Short Term Investments (cost $4,877,298)		4,877,298

Total Investments - 107.3% (cost $64,399,850)		67,513,627

Other Assets and Liabilities, Net - (7.3%)		-4,603,318

Total Net Assets - 100%		$62,910,309

Jackson Perspective Optimized 5 Fund
COMMON STOCKS - 97.8%
CONSUMER DISCRETIONARY - 14.3%
American Eagle Outfitters Inc.	5,703	$135,617
Autoliv Inc.	1,470	92,875
Big Lots Inc. (b)	2,006	48,104
CBS Corp. - Class B	2,866	82,254
Compass Group Plc	30,172	217,069
DirecTV Group Inc. (b)	20,952	554,810
Dow Jones & Co. Inc.	2,422	144,860
EchoStar Communications Corp. (b)	3,898	190,846
General Motors Corp.	5,949	233,141

Genuine Parts Co.	1,862	91,368
GKN Plc	31,431	239,688
Guess? Inc.	1,547	79,500
InterActiveCorp (b)	2,666	78,540
Leggett & Platt Inc.	3,841	74,631
Liberty Global Inc. - Class A (b)	3,443	135,138
Mattel Inc.	3,931	82,119
New York Times Co. - Class A (f)	3,820	74,719
Newell Rubbermaid Inc.	3,026	88,238
Phillips-Van Heusen	934	44,645
Priceline.com Inc. (b) (f)	1,049	97,662
Shaw Communications Inc.	5,562	155,291
Stanley Works	1,743	100,310
Starwood Hotels & Resorts Worldwide Inc.	1,422	80,855
Tempur-Pedic International Inc.	2,249	80,964
VF Corp.	1,083	94,362
		3,297,606
CONSUMER STAPLES - 2.6%
Anheuser-Busch Cos. Inc.	1,798	92,201
ConAgra Foods Inc.	3,356	79,638
General Mills Inc.	1,542	89,020
Kimberly-Clark Corp. (f)	1,296	91,873
Kraft Foods Inc. - Class A	2,543	84,962
Loews Corp. - Carolina Group	1,400	120,092
NBTY Inc. (b)	1,180	42,008
		599,794
ENERGY - 6.4%
BP Plc	35,965	467,389
Chevron Corp.	1,247	114,113
Core Laboratories NV (b)	594	86,688
ENI SpA (f)	6,694	244,353
Royal Dutch Shell Plc - Class A (f)	6,376	279,109
Statoil ASA	8,625	291,850
		1,483,502
FINANCIALS - 7.4%
Barclays Plc	15,182	190,671
BOC Hong Kong Holdings Ltd.	63,000	178,415
Danske Bank A/S	5,012	220,873
HSBC Holdings Plc	12,106	239,387
ING Groep NV	5,010	225,263
Intesa Sanpaolo SpA	29,184	230,817
Lloyds TSB Group Plc	19,726	223,744
Royal Bank of Scotland Group Plc	18,735	201,207
		1,710,377
HEALTH CARE - 1.7%
Abbott Laboratories	1,808	98,753
Illumina Inc. (b)	1,202	67,492
Immucor Inc. (b)	1,516	48,891

Pfizer Inc.	6,672	164,198
		379,334
INDUSTRIALS - 5.6%
Citic Pacific Ltd.	49,000	308,988
Continental Airlines Inc. - Class B (b)	1,511	51,903
COSCO Pacific Ltd.	70,000	218,138
General Electric Co.	4,617	190,036
Manitowoc Co. Inc.	2,084	102,658
Paccar Inc.	3,497	194,293
Pitney Bowes Inc.	1,910	76,476
TeleTech Holdings Inc. (b)	1,986	49,511
Waste Management Inc.	2,391	87,008
		1,279,011
INFORMATION TECHNOLOGY - 36.2%
Akamai Technologies Inc. (b) (f)	2,645	103,658
Check Point Software Technologies Ltd. (b)	2,246	56,734
Cisco Systems Inc. (b)	84,368	2,789,206
Infosys Technologies Ltd. - ADR	4,970	253,172
Lam Research Corp. (b)	1,241	62,298
Microsoft Corp.	39,199	1,442,915
Nvidia Corp. (b)	14,556	514,991
Oracle Corp. (b)	52,492	1,163,748
Research In Motion Ltd. (b)	15,061	1,875,245
Varian Semiconductor Equipment Associates Inc. (b)	1,572	72,343
		8,334,310
MATERIALS - 5.4%
Albemarle Corp.	1,645	78,565
Allegheny Technologies Inc.	1,733	177,061
Louisiana-Pacific Corp.	4,138	68,111
OM Group Inc. (b)	1,042	55,205
Potash Corp.	5,403	663,596
Rock-Tenn Co. - Class A	1,613	47,035
Rohm & Haas Co.	1,719	89,182
Sonoco Products Co.	2,355	72,817
		1,251,572
TELECOMMUNICATION SERVICES - 16.2%
AT&T Inc.	5,015	209,577
BT Group Plc	65,864	446,461
BT Group Plc - ADR	14,243	969,807
Deutsche Telekom AG	12,132	248,668
France Telecom SA (f)	7,980	294,301
Millicom International Cellular SA (b)	854	100,328
PCCW Ltd.	277,000	178,866
Royal KPN NV	15,640	294,970
Telecom Italia SpA	73,274	230,059
Verizon Communications Inc.	4,634	213,488
Vodafone Group Plc	140,981	554,039
		3,740,564

UTILITIES - 2.0%
Cheung Kong Infrastructure Holdings Ltd.	53,823	210,876
Enel SpA (f)	21,672	259,461
		470,337

Total Common Stocks (cost $19,972,861)		22,546,407

SHORT TERM INVESTMENTS - 3.6%
Mutual Funds - 0.1%
JNL Money Market Fund, 4.88% (a) (e)	29,298	29,298

Securities Lending Collateral - 3.5%
Mellon GSL Delaware Business Trust Collateral
Fund, 5.22% (a) (e)	801,565	801,565

Total Short Term Investments (cost $830,863)		830,863

Total Investments - 101.4% (cost $20,803,724)		23,377,270

Other Assets and Liabilities, Net - (1.4%)		(311,914)

Total Net Assets - 100%		$23,065,356

Jackson Perspective Index 5 Fund* (i)
* Summary Schedule of Investments
COMMON STOCKS - 72.4%
CONSUMER DISCRETIONARY - 8.9%
Other Securities		$5,669,571

CONSUMER STAPLES - 4.3%
Nestle SA	334	154,112
Procter & Gamble Co.	2,535	176,233
Other Securities		2,392,657
		2,723,002
ENERGY - 6.2%
BP Plc	15,763	204,851
Chevron Corp.	1,814	165,999
Exxon Mobil Corp.	4,649	427,662
Total SA (f)	1,765	142,279
Other Securities		3,050,667
		3,991,458
FINANCIALS - 14.7%
Bank of America Corp.	3,592	173,422
Bank of New York Mellon Corp. (a)	920	44,942
Citigroup Inc.	4,069	170,491
HSBC Holdings Plc	9,748	192,759
Prudential plc (a)	1,869	30,390

Other Securities		8,789,266
		9,401,270
HEALTH CARE - 7.8%
Hologic Inc. (b)	2,002	135,996
Johnson & Johnson	2,326	151,585
Pfizer Inc.	5,695	140,154
Other Securities		4,537,781
		4,965,516
INDUSTRIALS - 9.8%
General Electric Co.	8,427	346,855
Other Securities		5,900,713
		6,247,568
INFORMATION TECHNOLOGY - 10.1%
Apple Inc. (b)	705	133,915
Cisco Systems Inc. (b)	5,100	168,606
International Business Machines Corp.	1,159	134,583
Microsoft Corp.	6,918	254,652
Nokia Oyj	3,355	132,917
Other Securities		5,630,205
		6,454,878
MATERIALS - 4.8%
Other Securities		3,060,164

TELECOMMUNICATION SERVICES - 2.3%
AT&T Inc.	5,067	211,750
Vodafone Group Plc	44,226	173,803
Other Securities		1,054,410
		1,439,963
UTILITIES - 3.5%
Other Securities		2,241,078

Total Common Stocks (cost $42,544,406)		46,194,468

PREFERRED STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Other Securities		33,062

CONSUMER STAPLES - 0.0%
Other Securities		1,433

Total Preferred Stocks (cost $20,624)		34,495

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 1.8%
Other Securities		1,144,391

Total Non-U.S. Government Agency Asset-Backed
Securities (cost $1,158,846)		1,144,391

CORPORATE BONDS AND NOTES - 3.1%
CONSUMER DISCRETIONARY - 0.3%
Other Securities		189,843

CONSUMER STAPLES - 0.2%
Other Securities		99,067

ENERGY - 0.2%
Other Securities		141,540

FINANCIALS - 1.5%
Other Securities		991,798

HEALTH CARE - 0.2%
Other Securities		144,140

INDUSTRIALS - 0.0%
Other Securities		20,465

INFORMATION TECHNOLOGY - 0.2%
Other Securities		100,100

MATERIALS - 0.0%
Other Securities		10,395

TELECOMMUNICATION SERVICES - 0.4%
Other Securities		270,657

UTILITIES - 0.1%
Other Securities		39,989

Total Corporate Bonds and Notes (cost $2,024,516)		2,007,994

GOVERNMENT AND AGENCY OBLIGATIONS - 14.0%
GOVERNMENT SECURITIES - 4.5%
Sovereign - 0.2%
Other Securities		101,141

U.S. Treasury Securities - 4.3%
U.S. Treasury Bond
11.25%, 02/15/15 (f)	$164,000	234,187
9.13%, 05/15/18	150,000	206,684
6.25%, 08/15/23 (f)	115,000	133,472
U.S. Treasury Note
4.63%, 11/30/08 (f)	360,000	362,419
4.00%, 08/31/09 (f)	160,000	160,112
3.50%, 02/15/10 (f)	190,000	188,219
4.63%, 12/31/11 (f)	178,000	181,602

4.63%, 11/15/16 (f)	155,000	157,083
Other Securities		1,092,492
		2,716,270
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES - 9.5%
Federal Home Loan Bank - 0.6%
Federal Home Loan Bank, 5.00%, 09/18/09	190,000	192,253
Other Securities		220,696
		412,949
Federal Home Loan Mortgage Corp. - 2.2%
Federal Home Loan Mortgage Corp.
5.00%, 06/11/09 (f)	200,000	201,915
6.63%, 09/15/09 (f)	225,000	234,145
5.50%, 12/01/35, TBA (c)	190,000	186,835
5.50%, 03/01/37	198,981	195,897
6.00%, 07/01/37	149,847	150,820
Other Securities		451,907
		1,421,519
Federal National Mortgage Association - 6.0%
Federal National Mortgage Association
4.50%, 10/01/18	235,640	228,584
5.00%, 07/01/19	218,086	215,175
5.50%, 10/01/19	244,115	244,901
5.00%, 12/01/26	236,258	229,183
5.00%, 06/01/33	622,403	599,035
5.50%, 06/01/33	485,480	479,770
5.50%, 12/01/34	254,720	251,550
5.57%, 07/01/36 (d)	134,555	134,836
6.50%, 09/01/36	176,316	180,487
6.00%, 02/01/37	198,420	199,895
6.00%, 04/01/37	147,570	148,667
Other Securities		931,742
		3,843,825
Government National Mortgage Association - 0.7%
Government National Mortgage Association
6.50%, 12/20/31, TBA (c)	140,000	143,982
5.50%, 11/15/35	223,840	222,576
Other Securities		47,178
		413,736

Total Government and Agency Obligations (cost $8,868,105)		8,909,440

SHORT TERM INVESTMENTS - 25.7%
Mutual Funds - 7.8%
JNL Money Market Fund, 4.88% (a) (e)	4,981,924	4,981,924

Securities Lending Collateral - 17.5%
Mellon GSL Delaware Business Trust Collateral

Fund, 5.22% (a) (e)	11,206,524	11,206,524

U.S. Treasury Securities - 0.4%
U.S. Treasury Bill, 4.05%, 12/20/07 (h)	240,000	238,795

Total Short Term Investments (cost $16,427,146)		16,427,243

Total Investments - 117.1% (cost $71,043,643)		74,718,031

Other Assets and Liabilities, Net - (17.1%)		(10,920,054)

Total Net Assets - 100%		$63,797,977

Jackson Perspective 10 X 10 Fund
INVESTMENT FUNDS - 100.1%
Jackson Perspective 5 Fund (a)	437,830	$5,021,908
Jackson Perspective Index 5 Fund (a)	437,830	4,776,724

Total Investment Funds (cost $9,330,080)		9,798,632

Total Investments - 100.1% (cost $9,330,080)		9,798,632

Other Assets and Liabilities, Net - (0.1%)		(5,173)

Total Net Assets - 100%		$9,793,459

Jackson Perspective Money Market Fund
SHORT TERM INVESTMENTS - 104.8%
Certificates of Deposit - 22.7%
ABN AMRO Bank, 4.78%, 02/01/08	$350,000	$350,004
Barclays Bank Plc, 5.48%, 11/28/07	300,000	300,000
Canadian Imperial Bank of Commerce, 5.07%, 04/02/08	250,000	250,000
Citibank NA, 5.35%, 11/08/07	300,000	300,000
Credit Suisse First Boston, 5.32%, 05/27/08	175,000	175,000
Deutsche Bank Securities Inc., 5.03%, 04/10/08	300,000	300,000
Rabobank Nederland, 5.14%, 03/11/08	350,000	350,000
Regions Bank, 4.85%, 01/22/08	300,000	300,000
Royal Bank of Scotland, 5.44%, 03/13/08	250,000	250,000
Societe Generale NY, 4.90%, 01/23/08	250,000	250,000
		2,825,004
Commercial Paper – 57.1%
Apreco LLC, 5.10%, 11/05/07 (g)	250,000	249,857
Bank of America Corp., 4.94%, 04/03/08	350,000	342,604
CAFCO LLC, 4.78%, 12/05/07 (g)	250,000	248,871
Cargill Global Funding Plc, 4.85%, 11/27/07 (g)	350,000	348,774
Chariot Funding LLC, 5.10%, 12/03/07 (g)	250,000	248,867

Coca Cola Co., 4.72%, 11/19/07 (g)	350,000	349,174
Eureka Securities LLC, 5.02%, 11/27/07 (g)	250,000	249,094
Falcon Asset Securitization Corp., 4.84%, 12/07/07 (g)	250,000	248,790
Fortis Banque, 5.17%, 11/09/07	175,000	174,799
General Electric Capital Corp., 5.24%, 11/29/07	350,000	348,574
GlaxoSmithKline Plc, 4.77%, 12/11/07 (g)	300,000	298,410
Goldman Sachs Group Inc., 4.80%, 12/03/07	250,000	248,933
Greyhawk Funding LLC, 5.25%, 11/26/07 (g)	250,000	249,089
International Lease Finance Corp., 4.76%, 11/08/07	350,000	349,676
JPMorgan Chase & Co., 4.75%, 12/19/07	350,000	347,783
Merrill Lynch & Co. Inc., 4.80%, 11/08/07	250,000	249,767
Mont Blanc Capital Corp., 4.89%, 11/20/07 (g)	250,000	249,355
Park Avenue Receivables LLC, 5.10%, 11/07/07 (g)	250,000	249,788
Prudential Funding LLC, 5.13%, 12/12/07	300,000	298,292
Ranger Funding Co. LLC, 5.15%, 11/01/07 (g)	250,000	250,000
Thunder Bay Funding LLC, 5.09%, 12/03/07 (g)	250,000	248,870
Total Capital SA, 4.74%, 12/31/07 (g)	350,000	347,235
Toyota Financial Services Corp., 4.78%, 03/13/08	350,000	343,819
Windmill Funding Corp., 4.98%, 11/19/07 (g)	300,000	299,253
Yorktown Capital LLC, 5.15%, 11/07/07 (g)	250,000	249,785
		7,089,459
Federal Home Loan Bank - 2.4%
Federal Home Loan Bank, 5.02%, 02/06/08	300,000	296,088

Federal Home Loan Mortgage Corp. - 4.0%
Federal Home Loan Mortgage Corp., 4.73%, 02/19/08	500,000	492,774

Federal National Mortgage Association - 4.9%
Federal National Mortgage Association, 6.21%, 11/07/07	610,000	610,073

Mutual Funds - 0.0%
Dreyfus Cash Management Plus Fund, 5.04% (e)	2,512	2,512
JNL Money Market Fund, 4.88% (a) (e)	234	234
		2,746
Repurchase Agreement - 13.7%
Repurchase Agreement with Bank of New York Mellon
Corp., 4.94% (Collateralized by $1,212,857 Federal
Home Loan Mortgage Corp., 5.00% - 8.00%,
due 10/01/31 - 12/01/35, value $1,186,893 and
by $512,882 Government National Mortgage
Association, 7.00%, 04/20/33, value $538,802)
acquired on 10/31/07, due 11/01/07 at $1,700,233	1,700,000	1,700,000

Total Investments - 104.8% (cost $13,016,144)		13,016,144

Other Assets and Liabilities, Net - (4.8%)		(596,739)

Total Net Assets - 100%		$12,419,405

The accompanying notes are an integral part of these Financial Statements.

Jackson FundsSM

Notes to the Schedules of Investments

October 31, 2007

(a)	Investment in affiliate.
(b)	Non-income producing security.
(c)	Investment purchased on a when-issued basis. As of October 31, 2007, the total cost of investments purchased on a when-issued basis for the Jackson Perspective Index 5 Fund is $330,954.
(d)	Variable rate security. Rate stated is in effect as of October 31, 2007.
(e)	Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of October 31, 2007.
(f)	All or portion of the security has been loaned.
(g)	Rule 144A, Section 4(2) provides an exemption from the registration requirements of the Securities Act of 1933, as amended, for resale of this security to an institutional investor. The Fund has deemed this security to be liquid based on procedures approved by the Board of Trustees.
(h)	All or a portion of the security pledged as collateral for open futures contracts.
(i)	For all items listed as "Other Securities" in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of market value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of October 31, 2007. Certain captions named "Other Securities" may include securities which relate to the footnotes mentioned above.
*	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to
www.jnl.com, www.sec.gov, or call the Shareholder Service Center at 888-276-0061.

Abbreviations:
ADR - American Depository Receipt
EUR - European Currency Unit (Euro)
GBP - British Pound
JPY - Japanese Yen
TBA - To Be Announced
USD - United States Dollar

Investments in affiliates - See Note 3 in the Notes to the Financial Statements for further discussion of other affiliated investments. The Jackson Perspective Index 5 Fund invested in Prudential plc, the parent company of Jackson National Life Insurance Co. and Bank of New York Mellon Corp., the parent company of its sub-adviser.
Transactions for the period ended October 31, 2007 are shown below:

Value
	Beginning					Value End
	of Period			Sales	Dividend	of Period
Affiliate	12/29/2006	Purchases		Proceeds	Income	10/31/2007
Bank of New York Mellon Corp.	$ -	$ 14,662	*	$ -	$ 295	$ 44,942
Prudential plc	-	26,549		-	720	30,390

*As of July 2, 2007, Mellon Financial Corp. merged with Bank of New York Co. to form Bank of New York Mellon Corp. The purchases disclosed above do not include $24,455 of purchases of Bank of New York Co. prior to the merger.

Summary of Open Forward Foreign Currency Contracts:

Currency	Settlement	Notional	Currency	Unrealized
Purchased/Sold	Date	Amount	Value	Gain/(Loss)

Jackson Perspective Index 5 Fund
EUR/USD	12/19/2007	245,200 EUR	$ 355,379	$ 14,924
GBP/USD	12/19/2007	192,900 GBP	400,447	8,467
JPY/USD	12/19/2007	49,085,000 JPY	427,935	(2,442)
			$ 1,183,761	$ 20,949

Schedule of Open Futures Contracts:

	Contracts		Unrealized
	Long/		Appreciation/
	(Short)		(Depreciation)

Jackson Perspective Index 5 Fund
Dow Jones Euro Stoxx 50 Index Future
Expiration December 2007	9	EUR	$ 9,639
FTSE 100 Index Future
Expiration December 2007	3	GBP	10,764
Russell 2000 Mini Index Future
Expiration December 2007	16	USD	49,218
S&P 500 E-Mini Index Future
Expiration December 2007	18	USD	51,837
S&P MidCap 400 E-Mini Index Future
Expiration December 2007	14	USD	47,377
Topix Index Future
Expiration December 2007	3	JPY	11,005
			$ 179,840

Summary of Investments by Sector (as a percentage of total investments):
		Jackson	Jackson	Jackson	Jackson
	Jackson	Perspective	Perspective	Perspective	Perspective
	Perspective 5	Optimized 5	Index 5	10 X 10	Money Market
Sector	Fund	Fund	Fund	Fund	Fund
Consumer Discretionary	21.2%	14.1%	7.9%	-%	-%
Consumer Staples	8.5	2.6	3.7	-	-
Energy	6.4	6.3	5.5	-	-
Financials	7.5	7.3	13.9	-	-
Health Care	6.0	1.6	6.8	-	-
Industrials	15.6	5.5	8.4	-	-
Information Technology	6.5	35.6	8.8	-	-
Materials	7.0	5.4	4.1	-	-
Telecommunication Services	12.7	16.0	2.3	-	-
Utilities	1.4	2.0	3.1	-	-
Government Securities	-	-	3.8	-	-
Non-U.S. Government Agency
Asset-Backed Sercurities	-	-	1.5	-	-
U.S. Government Agency
Mortgage-Backed Securities	-	-	8.2	-	10.7
Investment Funds	-	-	-	100.0	-
Certificates of Deposit	-	-	-	-	21.7
Commercial Paper	-	-	-	-	54.5
Mutual Funds	0.2	0.1	6.7	-	-
Repurchase Agreement	-	-	-	-	13.1
Other Short Term Securities	7.0	3.5	15.3	-	-
Total	100.0%	100.0%	100.0%	100.0%	100.0%

Summary of Investments by Country (as a percentage of total investments):*
		Jackson	Jackson
	Jackson	Perspective	Perspective
	Perspective 5	Optimized 5	Index 5
Country	Fund	Fund	Fund
Australia	-%	-%	1.2%
Austria	-	-	0.1
Belgium	-	-	0.3
Bermuda	-	-	0.2
Canada	1.2	11.5	0.1
Denmark	-	0.9	0.1
Finland	-	-	0.3
France	-	1.3	1.6
Germany	-	1.1	1.5
Greece	-	-	0.1
Hong Kong	7.5	4.7	0.4
India	-	1.1	-
Ireland	-	-	0.1
Israel	-	0.2	-
Italy	-	4.1	0.6
Japan	-	-	3.3
Luxembourg	-	0.4	0.1
Mexico	-	-	0.1
Netherlands	-	3.8	0.7
Norway	-	1.3	0.2
Portugal	-	-	0.1
Singapore	-	-	0.2
Spain	-	-	0.7
Sweden	-	-	0.5
Switzerland	-	-	1.1
United Kingdom	7.3	11.9	3.5
United States	84.0	57.7	82.9
Total	100.0%	100.0%	100.0%

* The Funds presented in the above table are those which have greater than 10% of their portfolios invested in
non-U.S. securities at October 31, 2007.

Jackson FundsSM
Statements of Assets and Liabilities
October 31, 2007

	Jackson	Jackson	Jackson	Jackson	Jackson
	Perspective 5	Perspective	Perspective	Perspective	Perspective Money
Assets	Fund	Optimized 5 Fund	Index 5 Fund	10 x 10 Fund	Market Fund

Investments - unaffiliated, at value (a) (b)	$ 62,636,329	$ 22,546,407	$ 58,454,251	$ -	$ 11,315,910
Investments - affiliated, at value (c)	4,877,298	830,863	16,263,780	9,798,632	234
Repurchase agreements	-	-	-	-	1,700,000
Cash	84,019	-	6,101	-	-
Foreign currency (d)	13,540	8,068	201,305	-	-
Receivables:
Expense waiver/reimbursement from adviser	39,335	9,138	1,645	-	5,372
Investment securities sold	74,588	36,921	899,167	-	-
Fund shares sold	982,137	1,471,283	182,008	17,410	140
Dividends and interest	69,134	8,070	172,091	-	36,670
Forward foreign currency contracts	-	-	26,021	-	-
Variation margin	-	-	67,990	-	-
Foreign taxes recoverable	-	277	1,990	-	-
Other assets	10,596	7,704	9,869	6,124	4,438
Total assets	68,786,976	24,918,731	76,286,218	9,822,166	13,062,764

Liabilities
Payables:
Advisory fees	32,017	9,849	34,302	-	4,205
Administrative fees	4,926	1,515	5,277	-	1,051
12b-1 fees
Class A	9,437	2,898	12,930	-	2,628
Class C	11,511	3,563	1,051	1,737	-
Investment securities purchased	940,225	962,227	1,152,240	2,666	350,005
Fund shares redeemed	63,742	14,555	-	-	213,758
Dividends	-	-	-	-	43,817
Transfer agent fees	69,104	35,037	37,531	16,640	14,527
Trustee fees	106	33	246	16	31
Forward foreign currency contracts	-	-	5,072	-	-
Other accrued expenses	27,758	22,133	33,068	7,648	13,337
Return of collateral for securities loaned	4,717,841	801,565	11,206,524	-	-
Total liabilities	5,876,667	1,853,375	12,488,241	28,707	643,359
Net assets	$ 62,910,309	$ 23,065,356	$ 63,797,977	$ 9,793,459	$ 12,419,405

Net assets consist of:
Paid-in capital	$ 59,140,231	$ 20,347,452	$ 58,895,289	$ 9,320,183	$ 12,419,405
Undistributed net investment income	259,356	64,791	771,602	-	-
Accumulated net realized gain	396,608	79,083	249,126	4,724	-
Net unrealized appreciation on investments
and foreign currency	3,114,114	2,574,030	3,881,960	468,552	-
	$ 62,910,309	$ 23,065,356	$ 63,797,977	$ 9,793,459	$ 12,419,405

Class A
Net assets	$ 48,281,884	$ 17,430,541	$ 62,418,308	$ 6,924,648	$ 12,419,405
Shares outstanding (no par value),
unlimited shares authorized	4,209,304	1,395,501	5,721,170	619,421	12,419,405
Net asset value per share	$ 11.47	$ 12.49	$ 10.91	$ 11.18	$ 1.00
Maximum offering price per share (based on
maximum sales load of 5.75%)	$ 12.17	$ 13.25	$ 11.58	$ 11.86	n/a

Class C
Net assets	$ 14,628,425	$ 5,634,815	$ 1,379,669	$ 2,868,811	n/a
Shares outstanding (no par value),
unlimited shares authorized	1,281,001	453,985	127,247	258,293	n/a
Net asset value and maximum offering price
per share	$ 11.42	$ 12.41	$ 10.84	$ 11.11	n/a

(a) Including value of securities on loan	$ 4,434,604	$ 767,551	$ 10,794,159	$ -	$ -
(b) Investments - unaffiliated, at cost	59,522,552	19,972,861	54,789,535	-	13,015,910
(c) Investments - affiliated, at cost	4,877,298	830,863	16,254,108	9,330,080	234
(d) Foreign currency cost	13,309	7,917	194,676	-	-

The accompanying notes are an integral part of these Financial Statements.

Jackson FundsSM
Statements of Operations
For the Period Ended October 31, 2007

	Jackson	Jackson	Jackson	Jackson	Jackson
	Perspective 5	Perspective	Perspective	Perspective	Perspective Money
	Fund (b)	Optimized 5 Fund (b)	Index 5 Fund (b)	10 x 10 Fund (b)	Market Fund (b)
Investment income
Dividends (a)	$ 580,902	$ 171,934	$ 851,055	$ -	$ 1,925
Foreign taxes withheld	(7,820)	(13,029)	(32,060)	-	-
Interest	419	82	454,299	-	335,952
Securities lending	8,153	3,380	33,663	-	-
Total investment income	581,654	162,367	1,306,957	-	337,877

Expenses
Advisory fees	153,782	47,159	298,650	-	25,616
Administrative fees	23,659	7,255	45,946	-	6,404
12b-1 fees
Class A	46,583	15,128	113,651	-	16,010
Class C	50,256	12,041	4,857	8,110	-
Trustee fees	398	118	851	61	102
Transfer agent fees	127,898	58,219	57,294	29,600	22,254
Registration fees	44,169	34,949	39,694	28,132	20,123
Professional fees	14,141	13,937	14,292	5,659	11,565
Custody fees	15,797	9,095	16,338	-	799
Printing and postage fees	5,170	2,137	5,239	-	1,596
Other expenses	1,736	1,571	2,885	1,411	1,014
Total expenses	483,589	201,609	599,697	72,973	105,483
Expense reimbursement	161,990	105,515	44,699	64,863	51,049
Net expenses	321,599	96,094	554,998	8,110	54,434
Net investment income (loss)	260,055	66,273	751,959	(8,110)	283,443

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	396,608	79,083	228,814	12,834	-
Foreign currency related items	(699)	(1,482)	22,215	-	-
Futures contracts	-	-	17,740	-	-
Net change in unrealized appreciation (depreciation) on:
Investments	3,113,777	2,573,546	3,674,388	468,552	-
Foreign currency related items	337	484	27,732	-	-
Futures contracts	-	-	179,840	-	-
Net realized and unrealized gain	3,510,023	2,651,631	4,150,729	481,386	-

Net increase in net assets from operations	$ 3,770,078	$ 2,717,904	$ 4,902,688	$ 473,276	$ 283,443

(a) Dividends from affiliated investments	$ 19,272	$ 6,029	$ 148,745	$ -	$ -
(b) Period from December 29, 2006 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

Jackson FundsSM
Statements of Changes in Net Assets
For the Period Ended October 31, 2007

	Jackson	Jackson	Jackson	Jackson	Jackson
	Perspective 5	Perspective	Perspective	Perspective	Perspective Money
Operations	Fund (a)	Optimized 5 Fund (a)	Index 5 Fund (a)	10 x 10 Fund (a)	Market Fund (a)
Net investment income (loss)	$ 260,055	$ 66,273	$ 751,959	$ (8,110)	$ 283,443
Net realized gain	395,909	77,601	268,769	12,834	-
Net change in unrealized appreciation (depreciation)	3,114,114	2,574,030	3,881,960	468,552	-
Net increase in net assets from
operations	3,770,078	2,717,904	4,902,688	473,276	283,443

Distributions to shareholders
From net investment income
Class A	-	-	-	-	(283,443)
Class C	-	-	-	-	-
Total distributions to shareholders	-	-	-	-	(283,443)

Share transactions¹
Proceeds from the sale of shares
Class A	47,104,533	15,480,058	57,743,218	6,931,947	14,279,468
Class C	14,230,169	5,083,799	1,350,998	2,743,159	-
Reinvestment of distributions
Class A	-	-	-	-	238,885
Class C	-	-	-	-	-
Cost of shares redeemed
Class A	(1,810,256)	(204,175)	(174,192)	(342,103)	(2,098,948)
Class C	(384,215)	(12,230)	(24,735)	(12,820)	-
Net increase in net assets from
share transactions	59,140,231	20,347,452	58,895,289	9,320,183	12,419,405

Net increase in net assets	62,910,309	23,065,356	63,797,977	9,793,459	12,419,405

Net assets beginning of period	-	-	-	-	-

Net assets end of period	$ 62,910,309	$ 23,065,356	$ 63,797,977	$ 9,793,459	$ 12,419,405

Undistributed net investment income	$ 259,356	$ 64,791	$ 771,602	$ -	$ -
(a) Period from December 29, 2006 (commencement of operations)

¹Share transactions
Shares sold
Class A	4,376,389	1,412,942	5,737,847	651,556	14,279,468
Class C	1,315,727	455,077	129,635	259,464	-
Reinvestment of distributions
Class A	-	-	-	-	238,885
Class C	-	-	-	-	-
Shares redeemed
Class A	(167,085)	(17,441)	(16,677)	(32,135)	(2,098,948)
Class C	(34,726)	(1,092)	(2,388)	(1,171)	-
Net increase
Class A	4,209,304	1,395,501	5,721,170	619,421	12,419,405

Class C	1,281,001	453,985	127,247	258,293	-

The accompanying notes are an integral part of these Financial Statements.

Jackson FundsSM
Financial Highlights													Assuming No Expense
													Reimbursement
		Increase (Decrease) from				Distributions from						Ratio of Net		Ratio of Net
	Net Asset	Investment Operations (c)			Distributions	Net Realized					Ratio of	Investment	Ratio of	Investment
	Value,	Net	Net Realized	Total from	from	Gains on	Net Asset	Supplemental Data			Expenses to	Income (Loss)	Expenses to	Income (Loss)
	Beginning	Investment	& Unrealized	Investment	Net Investment	Investment	Value, End	Total	Net Assets,	Portfolio	Average Net	to Average	Average Net	to Average
Period Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income	Transactions	of Period	Return (d)	End of Period	Turnover	Assets (e)	Net Assets (e)	Assets (e)	Net Assets (e)
Jackson Perspective 5 Fund

Class A

12/29/2006 (a) - 10/31/2007	$ 10.00	$ 0.11	$ 1.36	$ 1.47	$ -	$ -	$ 11.47	14.70%	$ 48,281,884	9%	1.20%	1.25%	1.91%	0.55%

Class C

12/29/2006 (a) - 10/31/2007	10.00	0.05	1.37	1.42	-	-	11.42	14.20	14,628,425	9	1.95	0.52	2.54	(0.07)

Jackson Perspective Optimized 5 Fund

Class A

12/29/2006 (a) - 10/31/2007	10.00	0.10	2.39	2.49	-	-	12.49	24.90	17,430,541	5	1.20	1.05	2.71	(0.45)

Class C

12/29/2006 (a) - 10/31/2007	10.00	0.02	2.39	2.41	-	-	12.41	24.10	5,634,815	5	1.95	0.22	3.15	(0.98)

Jackson Perspective Index 5 Fund

Class A

12/29/2006 (a) - 10/31/2007	10.00	0.14	0.77	0.91	-	-	10.91	9.10	62,418,308	18	1.20	1.64	1.30	1.55

Class C

12/29/2006 (a) - 10/31/2007	10.00	0.08	0.76	0.84	-	-	10.84	8.40	1,379,669	18	1.95	0.87	2.21	0.61

Jackson Perspective 10 x 10 Fund (b)

Class A

12/29/2006 (a) - 10/31/2007	10.00	-	1.18	1.18	-	-	11.18	11.80	6,924,648	5	0.00	0.00	1.90	(1.90)

Class C

12/29/2006 (a) - 10/31/2007	10.00	(0.07)	1.18	1.11	-	-	11.11	11.10	2,868,811	5	0.75	(0.75)	2.34	(2.34)

Jackson Perspective Money Market Fund

Class A
12/29/2006 (a) - 10/31/2007	1.00	0.04	-	0.04	(0.04)	-	1.00	3.73	12,419,405	n/a	0.85	4.45	1.66	3.65

(a) Commencement of operations.
(b) The ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.
(c) Calculated using the average shares method for the period ended October 31, 2007.

(d) Total Return assumes reinvestment of all distributions for the period. Total Return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e) Annualized for periods less than one year.

The accompanying notes are an integral part of these Financial Statements.

Jackson FundsSM

Notes to the Financial Statements

NOTE 1. ORGANIZATION

The JNL Investors Series Trust (“Trust”) was organized under the laws of Massachusetts, by a Declaration of Trust, dated July 28, 2000. The Trust is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (“1940 Act”), and the Securities Act of 1933, as amended, as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Trust currently offers shares in six (6) separate funds. The following funds (each a “Fund”, and collectively, “Funds”) are included in this report: the Jackson Perspective 5 Fund, the Jackson Perspective Optimized 5 Fund, and the Jackson Perspective Index 5 Fund (all for which Mellon Capital Management Corp. serves as sub-adviser); the Jackson Perspective 10 x 10 Fund (which has a fund of funds structure that invests in other affiliated underlying funds); and the Jackson Perspective Money Market Fund (for which Wellington Management Company, LLP serves as the sub-adviser). Each of the Funds, except for the Jackson Perspective 10 x 10 Fund and the Jackson Perspective Optimized 5 Fund, is a diversified investment company as defined in the 1940 Act. The financial statements of the remaining Fund in the Trust, the JNL Money Market Fund, are presented in a separate report.

The Funds offer investors Class A and Class C shares of each Fund, except for the Jackson Perspective Money Market Fund, which only offers Class A shares. Even though these classes represent ownership of the same Fund, each class is subject to different types and levels of sales charges, and bears different levels of marketing and distribution fees. Each share class also has different voting rights on matters affecting a single class. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. No class has preferential dividend rights. Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund. Shares are presently offered to individuals and can be used in a variety of retirement plans.

Jackson National Asset Management, LLC ("JNAM" or “Adviser”), a wholly-owned subsidiary of Jackson National Life Insurance Company ("Jackson"), serves as investment adviser to each of the Funds. The Funds included in this report were capitalized by an initial investment by Jackson. The value of the initial investments at October 31, 2007, is as follows:

	Class A	Class C
Jackson Perspective 5 Fund	$5,620,300	$114,200
Jackson Perspective Optimized 5 Fund	6,120,100	124,100
Jackson Perspective Index 5 Fund	54,440,900	108,400
Jackson Perspective 10 x 10 Fund	1,006,200	111,100
Jackson Perspective Money Market Fund	10,250,444	N/A

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed and consistently applied by the Funds in the preparation of these financial statements.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications – Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, certain of the Funds’ contracts with service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Security Valuation – The net asset value shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. Bonds are generally valued on the basis of prices furnished by approved pricing services or based on quotations provided by reputable broker-dealers. Stocks and investment funds traded on an exchange are generally valued on the basis of prices furnished by approved pricing services and may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in absence of a sale. Investments in mutual funds and the securities lending collateral investment are valued at the net asset value per share determined as of the close of the NYSE on the valuation date. Other short-term securities maturing within 60 days and all securities in the Jackson Perspective Money Market Fund are valued at amortized cost, which approximates market value. Stocks not listed on a national or foreign stock exchange are generally valued on the basis of prices furnished by approved pricing services and may be valued at the closing bid price on the over-the-counter market.

Pursuant to procedures adopted by the Trust’s Board of Trustees (“Board”), the Funds may utilize international Fair Value Pricing (“FVP”). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has caused the closing prices to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following day, as well as company specific or geography specific developments. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the Fund’s holdings, such that shareholder transactions receive a fair net asset value.

A security for which no quotations are readily available or a quotation is not reflective of the value of such security shall be “fair valued” pursuant to the Board approved procedures. In general, the “fair value” of a security shall be the amount the owner of such security might reasonably expect to receive upon its current sale.

Security Transactions and Investment Income - Security transactions are recorded on the trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Realized gains and losses are determined on the specific identification basis.

Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Foreign Currency Translations - The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars generally using exchange rates in effect as of 4:00 PM Eastern Time. Purchases and sales of investment securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments, respectively. Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from portfolio and transaction hedges. Net change in unrealized appreciation or depreciation on foreign currency related items arises from changes in the fair value of assets and liabilities, other than investments in securities, at period end resulting from changes in exchange rates.

Forward Foreign Currency Contracts - A Fund may enter into forward foreign currency contracts, generally to hedge foreign currency exposure between trade date and settlement date on security purchases and sales or to minimize foreign currency risk on portfolio securities denominated in foreign currencies. All contracts are marked-to-market daily based on the forward currency exchange rate. The change in market value is recorded as a receivable or payable from forward currency contracts. When a contract is closed, the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded as net realized gain (loss) on foreign currency related items.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the receivable or payable related to foreign currency contracts reflected in the Statements of Assets and Liabilities. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract.

Futures Contracts - A Fund may buy and sell futures contracts to manage its exposure to changes in securities prices and foreign currencies or as an efficient means of adjusting overall exposure to certain markets. The risks associated with the use of futures contracts include the possibility that the value may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Futures contracts are valued based upon their quoted daily settlement prices. The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin reflected in the Statements of Assets and Liabilities.

When-Issued and Delayed Delivery Transactions - A Fund may purchase securities on a when-issued or delayed delivery basis. On the trade date, the Fund records purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities. Income is not accrued until settlement date. The Adviser identifies liquid assets in a sufficient amount to meet the purchase price.

Unregistered Securities - A Fund may own certain investment securities, which are unregistered and thus restricted to resale. Many of these securities are valued using prices from third party vendors. These securities are sometimes valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. Where future dispositions of the securities require registration under the Securities Act of 1933, as amended, the Funds have the right to include their securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities. At October 31, 2007, the Funds did not hold any unregistered securities.

Dollar Roll Transactions - A Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. A Fund may only enter into covered rolls. A “covered roll” is a type of dollar roll for which the Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Repurchase Agreements - A Fund may invest in repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller, generally a bank or broker-dealer, to repurchase that security back from the Fund at a specified price and date or upon demand. The underlying securities used as collateral for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Procedures for all repurchase agreements have been designed to assure that the daily market value of the collateral is in excess of the repurchase agreement in the event of default. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

U.S. Government Agencies or Government-Sponsored Enterprises - Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Securities Loaned - The Trust has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the Funds receive a fee equal to a percentage of the net income generated by the collateral held during each lending transaction. The custodian is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in the Mellon GSL Delaware Business Trust Collateral Fund, a pooled investment fund approved by the Adviser. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. The Funds bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

Distributions to Shareholders – The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The Jackson Perspective Money Market Fund declares dividends daily and pays dividends monthly. For all other Funds, dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes – Each Fund is a separate taxpayer for federal income tax purposes. Each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute income and capital gains in amounts that will avoid federal income and excise taxes. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

NOTE 3. INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES

The Trust has an investment advisory agreement with JNAM, whereby, JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and payable monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid by JNAM to sub-advisers as compensation for their services.

The following is a schedule of the fees each Fund is currently obligated to pay JNAM:

	$0 to $250 M	$250M to $500 M	Over $500 M
Jackson Perspective 5 Fund	0.65%	0.60%	0.60%
Jackson Perspective Optimized 5 Fund	0.65	0.60	0.60
Jackson Perspective Index 5 Fund	0.65	0.60	0.60
Jackson Perspective 10 x 10 Fund	0.00	0.00	0.00
Jackson Perspective Money Market Fund	0.40	0.40	0.35

Administrative Fee – JNAM also serves as the “Administrator” to the Funds. In addition to the investment advisory fee, each Fund (except the Jackson Perspective 10 x 10 Fund) pays JNAM an Administrative Fee of 0.10% of the average daily net assets of the Fund’s Class A and C shares. In return for the Administrative Fee, JNAM provides fund accounting and administrative functions for the Trust and the Funds. Each Fund is responsible for all other operating expenses. Certain expenses of the Jackson Perspective 10 x 10 Fund such as a portion of transfer agent fees, registration fees, printing, and other miscellaneous costs will be paid by the underlying Funds in accordance with the Administration Agreement.

Voluntary Waiver and Expense Reimbursements – JNAM voluntarily agreed to waive fees and reimburse expenses of the Funds through October 31, 2007, such that net expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) were limited to the annualized expense ratios indicated in the table below. JNAM may seek future restitution from a Fund for fees waived and reimbursed through October 31, 2007; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. In addition, this future restitution is only permitted provided that the Funds are not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

At its meeting on September 26, 2007, the Board approved a contractual expense limitation agreement (the “Contractual Agreement”) effective November 1, 2007. The Contractual Agreement formalizes the voluntary limitation implemented by JNAM, which is described above. Accordingly, the net expenses of each Fund will continue to be limited to the annualized expense ratios indicated in the table below through October 31, 2008.

	Class A	Class C	Accumulated Reimbursement/Waiver
Jackson Perspective 5 Fund	1.20%	1.95%	$ 161,990
Jackson Perspective Optimized 5 Fund	1.20	1.95	105,515
Jackson Perspective Index 5 Fund	1.20	1.95	44,699
Jackson Perspective 10 x 10 Fund	0.00	0.75	64,863
Jackson Perspective Money Market Fund	0.85	N/A	51,049

12b-1 Fees - The Funds have adopted a Distribution Plan under the provisions of Rule 12b-1 of the 1940 Act for the purpose of reimbursement of certain distribution and related service expenses from the sale and distribution of each Fund’s Class A and Class C shares. Jackson National Life Distributors LLC ("JNLD") is the principal underwriter of the Funds, with responsibility for promoting sales of their shares. JNLD is a wholly-owned subsidiary of Jackson and an affiliate of JNAM. For Class A shares, the annual 12b-1 fees are 0.25% (0.00% for the Jackson Perspective 10 x 10 Fund). For Class C shares, the annual 12b-1 fees are 1.00% (0.75% for the Jackson Perspective 10 x 10 Fund). Amounts charged pursuant to the Distribution Plan are reflected in the Statements of Operations as "12b-1 fees."

Initial Sales Charge - Investments in the Funds’ Class A shares (except for the Jackson Perspective Money Market Fund) are subject to a maximum initial sales charge (front-end sales load) of 5.75% as a percentage of the offering price. For the period ended October 31, 2007, JNLD retained initial sales charges, net of commissions paid to brokers, of $194,650.

Contingent Deferred Sales Charges - Certain investments in Class A and Class C shares may be subject to a Contingent Deferred Sales Charge (“CDSC”) upon redemption, depending on the length of time shares are held. The amount of CDSC is based on the lesser of the purchase price or redemption price. For Class A share purchases greater than $1,000,000 without a front-end sales charge, a 1.00% CDSC will be applied upon redemption to those shares that were held for less than one year. For Class C shares, a 1.00% CDSC is applied upon redemption to those shares that were held for less than one year. For the period ended October 31, 2007, JNLD has retained $3,520 of CDSC on Class C redemptions for the Funds.

Affiliated Brokerage Commissions - During the period ended October 31, 2007, Jackson Perspective 5 Fund paid $371 to affiliates of the Fund for brokerage fees on the execution of purchases and sales of portfolio investments.

Deferred Compensation Plan - The Funds have adopted a Deferred Compensation Plan whereby non-interested Trustees may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, shall be treated as if invested in shares of one or more of the Funds at the discretion of the applicable Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the Funds selected by participating Trustees. Liabilities related to deferred balances are included in Trustee fees payable in the Statements of Assets and Liabilities. Expenses associated with deferred balances are included in Trustee fees set forth in the Statements of Operations.

Investments in affiliates - During the period ended October 31, 2007, certain Funds invested in money market funds for temporary purposes, which are managed by JNAM or another affiliate. The JNL Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public. Funds participating in securities lending receive cash collateral, which is invested by the custodian in the Mellon GSL Delaware Business Trust Collateral Fund which may be considered affiliated with the Funds. The Jackson Perspective 10 x 10 Fund invested solely in other affiliated Funds of the Trust. The total market value and cost of such affiliated investments is disclosed separately in the Statements of Assets and Liabilities, and the associated income is disclosed separately in the Statements of Operations.

NOTE 4. AGREEMENTS WITH UNAFFILIATED PARTIES

PFPC Inc. ("PFPC") has been retained to serve as transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Funds. PFPC receives fees that are based on the number of shareholder accounts opened and maintained by PFPC. In addition, PFPC is reimbursed for out of pocket expenses associated with servicing the shareholder accounts, such as print mail, telephone expenses and banking charges.

NOTE 5. PURCHASES AND SALES OF SECURITIES

Information with respect to purchases and proceeds from sales of long-term securities for the period ended October 31, 2007, is as follows:

	Investment Securities		U.S. Government Obligations
	Purchases	Sales	Purchases	Sales
Jackson Perspective 5 Fund	$61,552,640	$2,426,696	$-	$-
Jackson Perspective Optimized 5 Fund	20,344,353	450,575	-	-
Jackson Perspective Index 5 Fund	49,658,040	4,168,949	13,210,854	4,322,294
Jackson Perspective 10 x 10 Fund	9,514,950	197,703	-	-

NOTE 6. FEDERAL INCOME TAX MATTERS

The following information is presented on an income tax basis as of October 31, 2007. The primary differences in the amounts reported for financial statement and tax purposes are attributable to timing differences in recognizing realized and unrealized foreign currency gains and losses and timing differences in recognizing gains and losses in investment transactions related to futures contracts, passive foreign investment companies and wash sales.

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income	Undistributed Long Term Capital Gain
Jackson Perspective 5 Fund	$64,430,687	$5,267,097	$(2,184,157)	$3,082,940	$687,717	$-
Jackson Perspective Optimized 5 Fund	20,808,759	2,843,700	(275,189)	2,568,511	149,986	-
Jackson Perspective Index 5 Fund	71,079,503	6,505,413	(2,866,885)	3,638,528	1,143,657	88,302
Jackson Perspective 10 x 10 Fund	9,330,080	469,921	(1,369)	468,552 -	4,724	-

To the extent there are differences between book-basis and federal tax-basis which are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment as indicated below; temporary differences do not require reclassification. Permanent differences include but are not limited to: expired capital loss carryforwards, foreign currency reclassifications, market discount or paydown reclassifications, reclassifications on the sale of PFIC or REIT securities, net operating losses, accounting treatment of notional principal contracts, and distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed	Accumulated Net
	Net Investment	Realized Gain/(Loss)
	Income
Jackson Perspective 5 Fund	$ (699)	$ 699
Jackson Perspective Optimized 5 Fund	(1,482)	1,482
Jackson Perspective Index 5 Fund	19,643	(19,643)
Jackson Perspective 10 x 10 Fund	8,110	(8,110)

As of October 31, 2007, the aggregate cost of investments for the Jackson Perspective Money Market Fund is the same for financial reporting and tax purposes. The Fund paid distributions of $283,443 from ordinary income during the period ended October 31, 2007.

NOTE 7. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is required for the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 required that management evaluate the tax positions taken in returns that remain subject to examination by the Funds' major tax jurisdictions. Management completed an evaluation of the Funds’ tax positions for the applicable periods as of October 31, 2007. Based on that evaluation, management concluded that the adoption of FIN 48 does not materially affect the Funds’ financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management is in the process of analyzing the impact of SFAS No. 157. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for future periods.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

JNL Investors Series Trust:

We have audited the accompanying statements of assets and liabilities of the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund, Jackson Perspective Index 5 Fund, Jackson Perspective 10 x 10 Fund, and Jackson Perspective Money Market Fund (the “Funds”) (series of JNL Investors Series Trust), including the schedule of investments, as of October 31, 2007, and the related statement of operations, statement of changes in net assets and financial highlights for the period from December 29, 2006 (commencement of operations) to October 31, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2007, the results of their operations, changes in their net assets and the financial highlights for the period from December 29, 2006 (commencement of operations) to October 31, 2007, in conformity with U.S. generally accepted accounting principles.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedule of investments in securities as of October 31, 2007 appearing in Item 6 of this Form N-CSR is presented for the purpose of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Fund’s management. Such information has been subjected to the auditing procedures applied in our audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ KPMG LLP

Chicago, Illinois

December 5, 2007

Disclosure of Fund Expenses (Unaudited)

Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, 12b-1 fees and other daily operating expenses. Operating expenses such as these are deducted from the Fund's gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund's average net assets; this percentage is known as the Fund's expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses paid during this period.

Hypothetical 5% Return. The information in this section can be used to compare each Fund's costs with those of other mutual Funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio for the period is unchanged. This example is useful in making comparisons because the U.S. Securities and Exchange Commission requires all mutual Funds to make the 5% calculation.

	Actual Fund Return				Hypothetical 5% Return
	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
	Value	Value	Expense	During	Value	Value	Expense	During
	4/30/07	10/31/07	Ratios	Period	4/30/07	10/31/07	Ratios	Period

Jackson Perspective 5 Fund
Class A	$ 1,000.00	$ 1,081.10	1.20%	$ 6.30	$ 1,000.00	$ 1,019.15	1.20%	$ 6.11
Class C	1,000.00	1,077.40	1.95	10.19	1,000.00	1,015.39	1.95	9.89
Jackson Perspective Optimized 5 Fund
Class A	1,000.00	1,197.50	1.20	6.65	1,000.00	1,019.16	1.20	6.11
Class C	1,000.00	1,193.30	1.95	10.78	1,000.00	1,015.38	1.95	9.91
Jackson Perspective Index 5 Fund
Class A	1,000.00	1,042.00	1.20	6.18	1,000.00	1,019.16	1.20	6.11
Class C	1,000.00	1,038.30	1.95	10.02	1,000.00	1,015.38	1.95	9.91
Jackson Perspective 10 X 10 Fund
Class A	1,000.00	1,061.70	-	-	1,000.00	1,025.21	-	-
Class C	1,000.00	1,058.10	0.75	3.89	1,000.00	1,021.42	0.75	3.82
Jackson Perspective Money Market Fund
Class A	1,000.00	1,022.50	0.85	4.35	1,000.00	1,020.90	0.85	4.35

Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by the number of days in the most recent 12-month period (to reflect the most recent 6-month period). Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent 6-month period, then divided by the number of days in the most recent 12-month period.

Additional Disclosures

Quarterly Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-

Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the Registrant by calling the Fund toll-free at 866-255-1935.

Proxy Voting Guidelines

The Board of Trustees has adopted the proxy voting policy and procedure (“Policy”) of JNAM, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser, and pursuant to which the Adviser has delegated proxy voting responsibility to each of the Sub-Advisers. A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2007 are available (1) without charge, upon request by calling 1-800-392-2909; (2) on Jackson National Life Insurance Company's website at www.jnl.com or Jackson National Life Insurance Company of New York's website at www.jnlny.com; and (3) on the SEC's website at www.sec.gov.

TRUSTEES AND OFFICERS THE TRUST

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee
Interested Trustee
Mark D. Nerud (41) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present) President and Chief Executive Officer (12/06 to present)	107[3]

Principal Occupation(s) During Past 5 Years:

President of the Adviser (1/07 to present); Chief Financial Officer of the Adviser (11/00 to 1/07) and Managing Board Member of the Adviser (11/00 to 11/03) (1/07 to present); Vice President (8/97 to 12/06), Treasurer, Chief Financial Officer of other Investment Companies advised by the Adviser (12/02 to 12/06); Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (1/00 to present)

Other Directorships Held by Trustee: None

Disinterested Trustees
Michael Bouchard (51) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/03 to present)	107[3]
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/99 to present)

Other Directorships Held by Trustee: None

William J. Crowley, Jr. (62) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	107[3]
Principal Occupation(s) During Past 5 Years: Managing Partner (Baltimore Office) – Arthur Andersen LLP (2001 to 2002); Board Member of various corporate boards (2002 to present)

Other Directorships Held by Trustee:

Director of Foundation Coal Holdings, Inc.; Director of Bio Veris Corporation (from 5/04 until 06/07 when the company was acquired); Director of Provident Bankshares Corporation

Dominic D’Annunzio (69) 1 Corporate Way Lansing, MI 48951	Chairman of the Board [2] (2/04 to present) Trustee [2] (2/02 to present)	107[3]
Principal Occupation(s) During Past 5 Years: Acting Commissioner of Insurance for the State of Michigan (1/90 to 5/90) and (8/97 to 5/98)

Other Directorships Held by Trustee: None

Michelle Engler (49) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/03 to present)	107[3]
Principal Occupation(s) During Past 5 Years: Attorney (1983 to present); First Lady of the State of Michigan (1990 to 2002)

Other Directorships Held by Trustee::
Director of Federal Home Loan Mortgage Corporation

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee
James Henry, Ph.D. (68) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	107[3]
Principal Occupation(s) During Past 5 Years: Dean Emeritus and Professor of Finance, Eli Broad College of Business and Graduate School of Management at Michigan State University (2001 to present)

Other Directorships Held by Trustee: None

Richard McLellan (65) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/94 to present)	107[3]
Principal Occupation(s) During Past 5 Years: Member, Dykema Gossett PLLC (Law Firm)

Other Directorships Held by Trustee: None

William R. Rybak (56) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	107[3]
Principal Occupation(s) During Past 5 Years: Board Member of various corporate boards (see below) (2002 to present)

Other Directorships Held by Trustee:

Chairman of the Board of Trustees of Lewis University; Member of the Board since 1982; Member of the Board of Directors of Howe Barnes Investments, Inc. since 2001; Member of the Boards of each of the Calamos Mutual Funds since 2002; Member of the Board of Directors of The PrivateBancorp since 2003; Chairman of the Board of Trustees of St. Coletta’s of Illinois; and Member of the Board since 2000

Patricia A. Woodworth (52) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	107[3]

Principal Occupation(s) During Past 5 Years:

Vice President, Chief Financial Officer and Chief Operating Officer, The J. Paul Getty Trust (12/2007 to present); Executive Vice President for Finance and Administration, Chief Financial Officer, Art Institute of Chicago (2002 to 11/2007); Executive Vice President and Chief Financial Officer, The University of Chicago (1998 to 2002)

Other Directorships Held by Trustee: None

[1] Mr. Nerud is an “interested person” of the Trust due to his position with Jackson National Life Insurance Company®, which is the parent company of the Adviser.

[2] The Chairman of the Board, interested and disinterested Trustees are elected to serve for an indefinite term.

[3] Effective December 27, 2007, the number of Funds in the Fund Complex will be 107.

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee
Officers
Daniel W. Koors (37) 1 Corporate Way Lansing, MI 48951	Vice President, Treasurer and Chief Financial Officer (12/06 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:

Vice President and Chief Financial Officer of the Adviser (1/07 to present); Vice President, Treasurer and Chief Financial Officer of other Investment Companies advised by the Adviser (12/06 to present); Assistant Treasurer of other Investment Companies advised by the Adviser (9/06 to 12/06); Assistant Vice President – Fund Administration of Jackson National Life Insurance Company (8/06 to present); Partner of Deloitte & Touche LLP (2003 to June 2006); Senior Manager of Deloitte & Touche LLP (2000 to 2003)

Other Directorships Held by Trustee: Not Applicable

Susan S. Rhee (35) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel and Secretary (2/04 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:

Chief Legal Officer (07/04 to present) and Secretary (11/00 to present) of the Adviser ; Vice President, Counsel, and Secretary of other Investment Companies advised by the Adviser (2/04 to present); Assistant Vice President of Jackson National Life Insurance Company (8/03 to present); Associate General Counsel of Jackson National Life Insurance Company (7/01 to present)

Other Directorships Held by Trustee: Not Applicable

Steven J. Fredricks (37) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (1/05 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:

Chief Compliance Officer of the Adviser and other Investment Companies advised by the Adviser (1/05 to present); Attorney of Jackson National Life Insurance Company (2/02 to 1/05)

Other Directorships Held by Trustee: Not Applicable

William V. Simon (36) 1 Corporate Way Lansing, MI 48951	Vice President and Assistant Treasurer (12/06 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:

Vice President and Chief Operating Officer of the Adviser (1/07 to present); Assistant Vice President of Jackson National Life Insurance Company (7/04 to present); Director of Jackson National Life Insurance Company (8/00 to 7/04)

Other Directorships Held by Trustee: Not Applicable

Kelly L. Crosser (35) 1 Corporate Way Lansing, MI 48951	Assistant Secretary ((9/07 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:

Assistant Secretary of other Investment Companies advised by the Adviser (9/07 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (4/07 to present); Mutual Fund Compliance Analyst of Jackson National Life Insurance Company (2/06 to 4/07): Senior Paralegal of Jackson National Life Insurance Company (6/04 to 2/06t); Paralegal of Jackson National Life Insurance Company (7/01 to 6/04)

Other Directorships Held by Trustee: Not Applicable

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE
Officers
Michael Piszczek (50) 1 Corporate Way Lansing, MI 48951	Vice President (11/07 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President of other Investment Companies advised by the Adviser (11/07 to present); Assistant Vice President – Tax of the Adviser (11/07 to present); Assistant Vice President – Nuveen Investments (4/99 to 8/07); Assistant Vice President and Assistant Secretary – Nuveen Funds (4/99 to 8/07)

Other Directorships Held by Trustee: Not Applicable

You can obtain a copy of the current prospectus, SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-888-276-0061 or writing the Jackson Funds, c/o PFPC, Inc., P.O. Box 9691, Providence, RI 02940.

TRUSTEES OF THE JNL INVESTORS SERIES TRUST

The Trustees and officers that are interested persons of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or officers. The following persons, who are disinterested Trustees of the Trust and the Trust’s Chief Compliance Officer, received from the Trust the compensation amounts indicated for the services as such for the fiscal year ended October 31, 2007.

TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST[1]	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX
Michael Bouchard	$1,257	$0	$0	$95,500
William J. Crowley, Jr. [2]	$908	$0	$0	$69,000
Dominic D’Annunzio [5]	$1,658	$0	$0	$126,000
Michelle Engler	$1,296	$0	$0	$98,500
Joseph Frauenheim [3]	$247	$0	$0	$18,750
James Henry [2]	$1,066	$0	$0	$81,000
Richard McLellan	$1,395	$0	$0	$106,000
William R. Rybak [2]	$1,027	$0	$0	$78,000
Patricia Woodworth [2]	$1,066	$0	$0	$81,000
Steven J. Fredricks [4]	$2,941	$0	$0	$190,203

1 The fees paid to the independent Trustees are paid for combined meetings of all Funds in the Fund Complex. The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.

2 Trustees were elected to the Board of Trustees effective January 1, 2007, and therefore have only received compensation for the period of January 1, 2007 through fiscal year end October 31, 2007.

3 Mr. Frauenheim retired from the Board of Trustees effective January 1, 2007.

4 Mr. Fredricks’ compensation is paid by the Funds for his duties as the Chief Compliance Officer of the Fund Complex. The expense is allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.

5 Mr. D’Annunzio is an ex officio (non-voting) member of the Governance Committee. Therefore, he does not receive any compensation as a member of the Governance Committee.

JNL INVESTORS SERIES TRUST

(the “Trust”)

APPROVAL OF THE FUNDS’

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust (“Board”) oversees the management of the funds within the Trust (each a “Fund”, collectively “Funds”) and, as required by law, determines annually whether to approve the Trust’s advisory agreement (“Agreement”) with Jackson National Asset Management, LLC (“JNAM”) and each Fund’s sub-advisory agreement(s).

At a meeting on June 14-15, 2007, the Board, including all of the Independent Trustees, considered information relating to the Agreement and to the sub-advisory agreement between JNAM and Wellington Management Company, LLP (“Wellington Sub-Advisory Agreement”). In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreement and the Wellington Sub-Advisory Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussion, the Board approved the Wellington Sub-Advisory Agreements through June 30, 2008.

At a meeting on September 26, 2007, the Board, including all of the Independent Trustees, considered information relating to the Agreement and the amendment to the sub-advisory agreement between JNAM and Mellon Capital Management Corporation (“Mellon Capital Sub-Advisory Agreement”), and the information relating to the proposed sub-advisory agreements between JNAM and PPM America, Inc., Prudential Asset Management (Singapore) Limited, and Standard & Poor’s Investment Advisory Services LLC (“September Sub-Advisory Agreements”). In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the September Sub-Advisory Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussion, the Board approved the amendment to the Mellon Capital Sub-Advisory Agreement. The September Sub-Advisory Agreements were approved through December 27, 2009.

Please note, all references below to “Sub-Advisory Agreements” shall include the Wellington Sub-Advisory Agreement, the Mellon Capital Sub-Advisory Agreement, and the September Sub-Advisory Agreements.

In reviewing the Agreement and the Sub-Advisory Agreements and considering the information, the Board was advised by outside legal counsel to the Funds, and the Independent Trustees were advised by independent legal counsel. The Board considered the factors it deemed relevant, including principally: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of each sub-adviser, (3) the profitability of JNAM and each sub-adviser, including an analysis of the cost of providing services and comparative expense information, (4) the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect these economies of scale for each Fund’s investors, and (5) other “fall-out” benefits realized by JNAM or the sub-advisers (i.e., ancillary benefits derived by JNAM or its affiliates from JNAM’s relationship with each Fund). In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreement and the Sub-Advisory Agreements.

Before approving the Agreement and the Sub-Advisory Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the terms of the Agreement and the Sub-Advisory Agreements. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Agreement is fair and reasonable and in the best interests of the shareholders of each Fund and that each Sub-Advisory Agreement is fair and reasonable and in the best interests of the shareholders of the applicable Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by JNAM and the sub-advisers.

For each Fund, the Board considered the services to be provided by JNAM, including but not limited to the oversight of the sub-advisers, as well as the provision of recordkeeping and compliance services to the Funds. The Board also considered that JNAM would monitor the performance of the various organizations that would provide services to the Funds, including the Funds’ distributor, transfer agent and custodian. With respect to JNAM’s oversight of the sub-advisers, the Board noted that JNAM would be responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the sub-advisers. The Board also considered the investment sub-advisory services to be provided by each sub-adviser. The Board considered JNAM’s evaluation of the sub-advisers, as well as JNAM’s recommendation, based on its review of the sub-advisers, to approve the Sub-Advisory Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that would be responsible for oversight of the Funds and each sub-adviser, and also reviewed the qualifications, backgrounds and responsibilities of the sub-advisers’ portfolio managers who would be responsible for the day-to-day management of each Fund. The Board reviewed information pertaining to JNAM’s and each sub-adviser’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to both JNAM and each sub-adviser. The Board considered compliance reports about JNAM and the sub-advisers from the Trust’s CCO.

Based on the foregoing, the Board concluded that (i) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by JNAM under the Agreement and (ii) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by each sub-adviser under the applicable Sub-Advisory Agreement.

Investment Performance of the Funds

June 14-15, 2007 Board Meeting

At the June 14-15, 2007 Board Meeting, the Board considered the performance of each Fund, including how the Fund performed versus the median performance of a group of comparable funds selected by an independent data service (the “performance universe”) and how the Fund performed versus its benchmark index. The performance periods considered by the Board ended on December 31, 2006. References in this section to “Agreements” are references to the Agreement and Sub-Advisory Agreement of the Fund in question.

JNL Money Market Fund. Noting that the Fund commenced operations in November 2005, the Board considered that the Fund performed in line with other money market funds for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

Jackson Perspective 10 x 10 Fund and Jackson Perspective Money Market Fund. The Board did not consider comparative investment information for each of these Funds because each Fund did not have a full year of performance for the period considered by the Board.

September 26, 2007 Board Meeting

At the September 26, 2007 Board Meeting, the Board considered the performance of each Fund, including how the Fund performed versus the median performance of a group of comparable funds selected by an independent data service (the “performance universe”) and how the Fund performed versus its benchmark index. The performance periods considered by the Board ended on June 30, 2007 for the Jackson Perspective Core Equity Fund, the Jackson Perspective Large Cap Value Fund, the Jackson Perspective Mid Cap Value Fund, and the Jackson Perspective Small Cap Value Fund. The performance periods considered by the Board for all other funds ended on July 31, 2007.

With respect to the proposed new Funds, the Board could not consider historical information, since the Funds had not previously been in existence. The Board did consider certain hypothetical information presented by JNAM based either on similar funds or certain attribution models. However, no historical performance was considered for Jackson Perspective Mid Cap Value Fund, the Jackson Perspective Asian Infrastructure Fund and the Jackson Perspective Emerging Asia Fund.

Jackson Perspective VIP Fund. The Board considered that Mellon’s performance for a similarly managed strategy (“Strategy”) outperformed its index during the one-month, year-to-date (as of July 31, 2007), one-year and since inception (October 2004) periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the amendment to the Agreements in light of the Strategy’s strong performance data.

Jackson Perspective Core Equity Fund. The Board considered that PPM’s performance for a similarly managed strategy (“Strategy”) outperformed its index during the one-, three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the amendment to the Agreements in light of the Strategy’s strong composite performance data.

Jackson Perspective Large Cap Value Fund. The Board considered that PPM’s performance for a similarly managed strategy (“Strategy”) outperformed its index during the one-, three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements in light of the Strategy’s strong composite performance data.

Jackson Perspective Small Cap Value Fund. The Board considered that PPM’s performance for a similarly managed strategy (“Strategy”) outperformed its index during the one-year period, but underperformed during the three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements in light of the Strategy’s performance data.

Jackson Perspective Asia ex-Japan Fund. The Board considered that PAM’s performance for a similarly managed strategy (“Strategy”) slightly underperformed its index during the one-month, three-month, one-year and since inception period (August 2005). The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements in light of the Strategy’s performance record.

Jackson Perspective Asian Bond Fund. The Board considered that PAM’s performance for a similarly managed strategy (“Strategy”) slightly underperformed its index during the three-month period, but outperformed its index during the six-month and since inception (August 2006) periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements in light of the Strategy’s performance record.

Jackson Perspective Asian Real Estate Fund. The Board considered that PAM’s performance for a similarly managed strategy (“Strategy”) outperformed its index during the one- and three-month, and since inception (February 2007) periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements in light of the Strategy’s strong performance record.

Jackson Perspective China-India Fund. The Board considered that PAM’s performance for a similarly managed strategy (“Strategy”) underperformed its index during the one- and three-month, one-year and since inception (June 2006) periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements in light of the Strategy’s performance record.

Jackson Perspective Japan Fund. The Board considered that PAM’s performance for a similarly managed strategy (“Strategy”) underperformed its index during the one- and three-month, one-year and since inception (July 2006) periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements in light of the Strategy’s performance record.

Jackson Perspective S&P 4 Fund. The Board considered that based upon hypothetical data outperformed its index during the one-, three-, five-, and ten-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements in light of the strategy’s strong hypothetical performance record.

Costs of Services

June 14-15, 2007 Board Meeting

At the June 14-15, 2007 Board Meeting, the Board reviewed the fees to be paid to JNAM and each Fund’s sub-adviser. For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers. Using information provided by an independent data service, the Board evaluated each Fund’s proposed advisory fees compared to the median advisory fees for other funds similar in size, character and investment strategy (the “expense group”). While the Board also considered each Fund’s proposed sub-advisory fee and compared that to the median sub-advisory fee of the expense group, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio. With respect to each Fund noted below, the Board concluded that the advisory and sub-advisory fees are reasonable and in the best interest of each Fund and its shareholders in light of the services to be provided. In reaching this determination, the Board also considered the effect of advisory fees on the total expenses of each Fund.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

Jackson Perspective 10 x 10 Fund. The Board considered that the Funds have no advisory or sub-advisory fees. The Board noted that each Fund’s estimated total expense ratio is lower than that of the peer group average. The Board concluded that the total expenses are fair, reasonable and in the best interest of each Fund and its shareholders in light of the services to be provided.

Jackson Perspective Money Market Fund. The comparison of advisory and Sub-advisory fees was not available from Lipper at this time. The Board noted that the Fund’s estimated total expense ratios are higher than that of the peer group average. The Board concluded that the advisory and sub-advisory fees are fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

JNL Money Market Fund. The comparison of advisory and Sub-advisory fees was not available from Lipper at this time. The Board noted that the Fund’s estimated total expense ratio is lower than that of the peer group average. The Board concluded that the advisory and sub-advisory fees are fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

September 26, 2007 Board Meeting

At the September 26, 2007 Board Meeting, the Board reviewed the fees to be paid to JNAM and each Fund’s sub-adviser. For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers. Using information provided by an independent data service, the Board evaluated each Fund’s proposed advisory fees compared to the median advisory fees for other funds similar in size, character and investment strategy (the “peer group”). While the Board also considered each Fund’s proposed sub-advisory fee, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio.

The Board also noted that the data service did not have a comparable group of funds against which to review the advisory and sub-advisory fees. The data service did provide total expenses for a comparable group of funds.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

New Funds:

Jackson Perspective VIP Fund. The Board considered that the Fund’s advisory fee is higher than the peer group average. The Board noted that the Fund’s estimated total expense ratio is lower than that of the peer group average. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders in light of the services to be provided.

Jackson Perspective Core Equity Fund. The Board considered that the Fund’s advisory fee is higher than the peer group average. The Board noted that the Fund’s estimated total expense ratio is higher than that of the peer group average. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders based on the performance and in light of the services to be provided

Jackson Perspective Large Cap Value Fund. The Board considered that the Fund’s advisory fee is higher than the peer group average. The Board noted that the Fund’s estimated total expense ratio is higher than that of the peer group average. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders based on the performance and in light of the services to be provided.

Jackson Perspective Mid Cap Value Fund. The Board considered that the Fund’s advisory fee is higher than the peer group average. The Board noted that the Fund’s estimated total expense ratio is higher than that of the peer group average. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders based on the capacity constraints of the Fund’s strategy and in light of the services to be provided.

Jackson Perspective Small Cap Value Fund. The Board considered that the Fund’s advisory fee is slightly higher than the peer group average. The Board noted that the Fund’s estimated total expense ratio is higher than that of the peer group average. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders based on the capacity constraints of the Fund’s strategy and in light of the services to be provided.

Jackson Perspective Asia ex-Japan Fund. The Board considered that, while the Fund’s advisory fee would be higher than the peer group average, the Fund’s estimated total expense ratio would be lower than that of the peer group average. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders based on the total expenses and in light of the services to be provided.

Jackson Perspective Asian Bond Fund. The Board considered that the Fund’s advisory fee is higher than the peer group average. The Board noted that the Fund’s estimated total expense ratio is slightly higher than that of the peer group average. The Board noted that the Lipper peer group included Funds with different strategies. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders in light of the services to be provided.

Jackson Perspective Asian Infrastructure Fund. The Board considered that the Fund’s advisory fee is higher than the peer group average. The Board noted that the Fund’s estimated total expense ratio is higher than that of the peer group average. The Board noted that the Lipper peer group included Funds with different strategies. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders in light of the services to be provided.

Jackson Perspective Asian Real Estate Fund. The Board considered that the Fund’s advisory fee is higher than the peer group average. The Board noted that the Fund’s estimated total expense ratio is higher than that of the peer group average. The Board noted that the Lipper peer group included Funds with different strategies. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders in light of the services to be provided.

Jackson Perspective China-India Fund. The Board considered that while the Fund’s advisory fee would be higher than the peer group average, the Fund’s estimated total expense ratio would be equal to the peer group average. The Board noted that the Lipper peer group included Funds with different strategies. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders based on the total expenses and in light of the services to be provided.

Jackson Perspective Emerging Asia Fund. The Board considered that the Fund’s advisory fee is slightly higher than the peer group average. The Board noted that the Fund’s estimated total expense ratio is equal to the peer group average. The Board noted that the Lipper peer group included Funds with different strategies. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders based on the total expenses and in light of the services to be provided.

Jackson Perspective Japan Fund. The Board considered that the Fund’s advisory fee is slightly higher than the peer group average. The Board noted that the Fund’s estimated total expense ratio is equal to the peer group average. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders based on the total expenses and in light of the services to be provided.

Jackson Perspective S&P 4 Fund. The Board considered that while the Fund’s advisory fee would be higher than the peer group average, the Fund’s estimated total expense ratio would be lower than that of the peer group average. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether each Fund’s proposed advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the fee rate as assets increase. In light of this, the Board concluded that it would be fair, reasonable and in the best interests of each Fund and its shareholders to approve each Agreement.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates would serve the Funds in various capacities, including as adviser, administrator and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service to be provided to the Funds by JNAM or one of its affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law. The Board also noted that certain sub-advisers would pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those sub-advisers would manage. The Board considered JNAM’s assertion that those meetings would not yield a profit to the Funds’ distributor, that sub-advisers would not be required to participate in the meetings and that recommendations to hire or fire sub-advisers would not be influenced by a sub-adviser’s willingness to participate in the meetings.

In evaluating the benefits that may accrue to the sub-advisers through their relationship with the Fund(s), the Board noted that each sub-adviser may develop additional investment advisory business with JNAM, the Funds or other clients of the sub-adviser as a result of its relationship with the Fund(s). Further, the Board considered that in the case of Mellon Capital Management Corporation (“Mellon”), affiliates serve as the custodian and the securities lending agent for the Funds of the JNL Series Trust, JNL Variable Fund LLC, JNLNY Variable Fund I LLC, and the JNL Money Market Fund of the JNL Investors Series Trust. The Board considered that each service to be provided to the Funds by the Mellon affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law.

After full consideration of these and other factors, the Board concluded that approval of the Agreement and the Sub-Advisory Agreements was fair, reasonable and in the best interests of each Fund and its shareholders.

To learn more about Jackson Funds, call:

Investor Services: 888/276-0061

Financial Professional Support

Bank and Financial Institution Representatives: 800/777-7900

Independent and Non-Bank Broker/Dealer Representatives: 800/711-JNLD (5653)

Regional Broker/Dealer Representatives: 800/640-JNLD (5653)

Consider the investment objectives, risks, charges and expenses carefully before investing. For this and other information about Jackson Funds, please obtain a prospectus from your representative and read it carefully before investing.

Mutual funds involve investment risks and may lose value.

Distributed by Jackson National Life Distributors LLC. Member FINRA.

Annual Report

for the year ended October 31, 2007

•	JNL® Money Market Fund

JNL Money Market Fund

Schedule of Investments (in thousands)

October 31, 2007

	Shares/Par	Amortized Cost
SHORT TERM INVESTMENTS – 101.9%
Certificates of Deposit - 17.7%
ABN AMRO Bank, 4.78%, 02/01/08	$9,000	$9,000
Bank of Ireland, 5.31%, 11/09/07	5,000	5,000
Canadian Imperial Bank of Commerce, 5.07%, 04/02/08	7,500	7,500
Citibank NA, 5.35%, 11/08/07	10,000	10,000
Citibank NA, 5.48%, 11/14/07	5,000	5,000
Credit Suisse First Boston, 5.32%, 05/27/08	5,500	5,500
Credit Suisse First Boston, 5.37%, 06/04/08	3,500	3,500
Deutsche Bank Securities Inc., 5.03%, 04/10/08	5,000	5,000
Rabobank Nederland, 5.14%, 03/11/08	11,150	11,150
Regions Bank, 4.85%, 01/22/08	10,000	10,000
Royal Bank of Scotland, 5.44%, 03/13/08	5,000	5,000
Societe Generale NY, 4.90%, 01/23/08	8,000	8,000
UBS-NY, 5.44%, 03/10/08	11,000	11,000
		95,650
Commercial Paper – 52.2%
Apreco LLC, 5.10%, 11/05/07 (c)	8,000	7,995
AstraZeneca Plc, 4.86%, 11/09/07 (c)	12,000	11,987
Bank of America Corp., 5.21%, 03/03/08	5,000	4,911
Bank of America Corp., 4.94%, 04/03/08	4,000	3,914
CAFCO LLC, 4.78%, 12/05/07 (c)	8,000	7,964
Cargill Global Funding Plc, 4.85%, 11/27/07 (c)	12,000	11,958
Chariot Funding LLC, 5.10%, 12/03/07 (c)	8,150	8,113
Clipper Receivables LLC, 4.83%, 11/16/07	7,000	6,986
Coca Cola Co., 4.72%, 11/19/07 (c)	10,000	9,976
CRC Funding LLC, 5.09%, 11/20/07 (c)	8,000	7,979
Eureka Securities LLC, 5.02%, 11/27/07 (c)	9,000	8,967
Falcon Asset Securitization Corp., 4.84%, 12/07/07 (c)	10,000	9,952
Fortis Banque, 5.17%, 11/09/07	5,000	4,994
General Electric Capital Corp., 5.24%, 11/29/07	13,000	12,947
GlaxoSmithKline Plc, 4.77%, 12/11/07 (c)	10,000	9,947
Goldman Sachs Group Inc., 4.80%, 12/03/07	10,000	9,957
Greyhawk Funding LLC, 5.25%, 11/26/07 (c)	5,000	4,982
International Lease Finance Corp., 4.76%, 11/08/07	10,000	9,991
JPMorgan Chase & Co., 4.75%, 12/19/07	13,000	12,918
Kitty Hawk Funding Corp., 4.84%, 11/01/07 (c)	8,000	8,000
Merrill Lynch & Co. Inc., 4.80%, 11/08/07	8,000	7,993
Mont Blanc Capital Corp., 4.89%, 11/20/07 (c)	9,000	8,977
Park Avenue Receivables LLC, 5.10%, 11/07/07 (c)	8,150	8,143
Procter & Gamble Co., 5.00%, 11/13/07 (c)	11,000	10,982
Prudential Funding LLC, 5.13%, 12/12/07	10,000	9,943
Ranger Funding Co. LLC, 5.15%, 11/01/07 (c)	8,000	8,000

Societe Generale NY, 5.17%, 11/09/07	5,000	4,994
Thunder Bay Funding LLC, 5.09%, 12/03/07 (c)	8,051	8,015
Total Capital SA, 4.74%, 12/31/07 (c)	12,000	11,905
Toyota Financial Services Corp., 4.78%, 03/13/08	12,000	11,788
Windmill Funding Corp., 4.98%, 11/19/07 (c)	10,000	9,975
Yorktown Capital LLC, 5.15%, 11/07/07 (c)	7,500	7,494
		282,647
Corporate Bonds and Notes - 3.5%
American Express Bank, 5.61%, 01/18/08 (b)	5,000	5,000
Bank of America, 5.45%, 02/22/08 (b)	4,000	4,000
Calyon, 4.62%, 02/19/08 (b)	4,000	4,000
MetLife Inc., 5.46%, 02/01/08 (b) (d)	3,200	3,200
National City Bank, 5.07%, 03/13/08 (b)	3,000	3,000
		19,200
Federal Home Loan Bank - 0.7%
Federal Home Loan Bank, 5.02%, 02/06/08	4,000	3,948

Federal Home Loan Mortgage Corp. - 1.9%
Federal Home Loan Mortgage Corp., 4.73%, 02/19/08	10,000	9,855

Mutual Fund - 0.0%
Dreyfus Cash Management Institutional Shares
Fund, 5.06% (a)	51	51

Non-U.S. Government Agency Asset - Backed Securities - 1.3%
Holmes Master Issuer Plc, 5.07%, 03/15/08 (b)	2,053	2,053
Pendeford Master Issuer Plc, 5.10%, 02/12/08 (b) (c)	3,360	3,360
Permanent Master Issuer Plc, 5.07%, 01/15/08 (b)	1,831	1,831
		7,244
Repurchase Agreement - 24.6%
Repurchase Agreement with Bank of New York Mellon
Corp., 4.93% (Collateralized by $136,292 Federal Home
Loan Mortgage Corp., 5.50%, due 10/01/35, value
$134,610) acquired on 10/31/07, due 11/01/07
at $132,918	132,900	132,900

Total Investments - 101.9% (cost $551,495)		551,495

Other Assets and Liabilities, Net - (1.9%)		(10,192)

Total Net Assets - 100%		$541,303

Notes to the Schedule of Investments:

(a)	Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of October 31, 2007.
(b)	Variable Rate Security. Rate stated is in effect as of October 31, 2007.
(c)	Rule 144A, Section 4(2) provides an exemption from the registration requirements of the Securities Act of 1933, as amended, for resale of this security to an institutional investor. The Fund has deemed this security to be liquid based on procedures approved by the Board of Trustees.
(d)	Illiquid security. At October 31, 2007, the amortized cost of this security was $3,200, representing 0.6% of net assets.

Summary of Total Investments by Sector: (as a percentage of total investments)

Commercial Paper	51.3%
Repurchase Agreement	24.1
Certificates of Deposit	17.3
Corporate Bonds and Notes	3.5
Government and Agency Obligations	2.5
Non-U.S. Government Agency Asset - Backed Securities	1.3
Mutual Fund	0.0
Total	100.0%

The accompanying notes are an integral part of these Financial Statements.

JNL Money Market Fund
Financial Statements (in thousands, except net asset value per share)

Statement of Assets and Liabilities		Statement of Operations
October 31, 2007		For the Year Ended October 31, 2007

Assets		Investment income

Investments in securities at amortized cost	$ 418,595	Interest	$ 19,024
Repurchase agreement	132,900	Dividends	3
Dividends and interest receivable	1,096	Total investment income	19,027
Other assets	1
Total assets	552,592	Expenses
		Advisory fees	717
Liabilities		Trustee fees	7
Payables:		Other expenses	19
Advisory fees	90	Total expenses	743
Trustee fees	1	Net investment income	18,284
Dividends	2,194
Investment securities purchased	9,000
Accrued expenses	4	Net increase in net assets
Total liabilities	11,289	from operations	$ 18,284
Net assets	$ 541,303

Net assets consist of:
Paid-in capital	$ 541,303

Institutional Class:
Shares outstanding (no par value),
unlimited shares authorized	541,303

Net asset value per share	$ 1.00

The accompanying notes are an integral part of these Financial Statements.

JNL Money Market Fund
Financial Statements

Statements of Changes in Net Assets
(in thousands)
	For the year ended October 31,
	2007	2006
Operations
Net investment income	$ 18,284	$ 11,251
Net increase in net assets
from operations	18,284	11,251

Distributions to shareholders
From net investment income	(18,284)	(11,251)

Share transactions¹
Proceeds from the sale of shares	7,854,701	4,876,161
Cost of shares redeemed	(7,614,358)	(4,575,201)
Net increase in net assets
from share transactions	240,343	300,960

Net increase in net assets	240,343	300,960

Net assets beginning of period	300,960	-

Net assets end of period	$ 541,303	$ 300,960

Undistributed net investment income	$ -	$ -

¹Share transactions
Shares sold	7,854,701	4,876,161
Shares redeemed	(7,614,358)	(4,575,201)

Net increase	240,343	300,960

Financial Highlights
	For the year ended October 31,
	2007	2006

Net asset value, beginning of period	$ 1.00	$ 1.00

Investment operations
Net investment income	0.05	0.05

Distributions
Net investment income	(0.05)	(0.05)

Net asset value, end of period	$ 1.00	$ 1.00

Ratios and supplemental data
Total return	5.23%	4.74%
Net assets, end of year (in thousands)	$ 541,303	$ 300,960
Ratio of net investment income to average net assets	5.10%	4.66%
Ratio of expenses to average net assets	0.21%	0.22%

The accompanying notes are an integral part of these Financial Statements.

JNL Investors Series Trust

Notes to the Financial Statements

NOTE 1. ORGANIZATION

JNL Investors Series Trust (the “Trust”) was organized under the laws of Massachusetts, by a Declaration of Trust, dated July 28, 2000. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, (“1940 Act”) and the Securities Act of 1933, as amended, as an open-end management investment company issuing its shares in series and classes; each series representing a distinct portfolio with its own investment objectives and policies. The Trust currently offers shares in six (6) separate funds. The JNL Money Market Fund (“Fund”) included in this report operates as a “diversified” series within the Trust. The financial statements of the remaining funds in the Trust are presented in a separate report. The Institutional Class of shares is the only class of shares presently being offered by the Fund. The Fund is not sold to retail investors. Affiliates of the Fund own 100% of its outstanding capital shares at October 31, 2007.

Jackson National Asset Management, LLC (“JNAM” or “Adviser”), a wholly-owned subsidiary of Jackson National Life Insurance Company (“Jackson”), serves as investment adviser to the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed and consistently applied by the Fund in the preparation of its financial statements.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications – Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Security Valuation – Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 P.M. Eastern Time. As permitted by compliance with the applicable conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

Security Transactions and Investment Income – Security transactions are recorded on trade date. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. Dividend income is recorded on ex-dividend date. Realized gains and losses, if any, are determined on the specific identification basis.

Repurchase Agreements - The Fund may invest in repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller, generally a bank or broker-dealer, to repurchase that security back from the Fund at a specified price and date or upon demand. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Procedures for all repurchase agreements have been designed to assure that the daily market value of the collateral is in excess of the repurchase agreement in the event of default. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Distributions to Shareholders – The Fund declares dividends daily and pays dividends monthly. Distributions of net realized capital gains, if any, will be distributed at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

NOTE 3. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an Investment Advisory Agreement (“Agreement”) with JNAM, whereby, JNAM provides investment management services to the Fund. Under the terms of the Agreement, the Fund pays JNAM an annual fee, computed daily and payable monthly, based on a specified percentage of the average daily net assets of the Fund. Additionally, the Fund is sub-advised by Wellington Management Company, LLP. A portion of the advisory fee is paid by JNAM to the sub-adviser as compensation for their services. The following is a schedule of the advisory fees:

Net Assets	Fees
$0 to $750 million	0.20%
Over $750 million	0.18%

Administrative Services – JNAM provides or procures most of the necessary administrative functions and services for the operations of the Fund at no additional cost. In accordance with the Administration Agreement, JNAM is responsible for payment of the following Fund expenses: fund accounting; shareholder reporting; shareholder servicing; certain legal; insurance; custody; audit; and tax fees. Additionally, JNAM provides transfer agency services and Jackson National Life Distributors LLC provides distribution services at no additional cost to the Fund.

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute income in amounts that will avoid federal income and excise taxes. Income distributions paid by the Funds are subject to federal taxation.

As of October 31, 2007, the aggregate cost of investments is the same for financial reporting and tax purposes. The tax character of the $18,284 in distributions (in thousands) paid during the year ended October 31, 2007 was ordinary income.

There were no permanent differences between book and tax basis reporting for the 2007 fiscal year. To the extent there are differences between book-basis and federal tax-basis which are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Permanent differences include but are not limited to: expired capital loss carryforwards, foreign currency reclassifications, market discount or paydown reclassifications, and distribution adjustments. These reclassifications have no impact on net assets.

NOTE 5. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. FIN 48 was required for the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 required that management evaluate the tax positions taken in returns that remain subject to examination by the Funds' major tax jurisdictions.  At October 31, 2007, returns subject to examination include all returns filed by the Fund.  Management completed an evaluation of the Fund’s tax positions for the applicable periods as of October 31, 2007. Based on that evaluation, management concluded that the adoption of FIN 48 does not materially affect the Fund’s financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management is in the process of analyzing the impact of SFAS No. 157. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for future periods.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

JNL Investors Series Trust:

We have audited the accompanying statement of assets and liabilities of the JNL Money Market Fund (the “Fund”) (a series of JNL Investors Series Trust), including the schedule of investments, as of October 31, 2007, the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for each of the years in the two-year period ended October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2007, the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Chicago, Illinois

December 5, 2007

Disclosure of Fund Expenses (Unaudited)

The Fund is affected by ongoing costs, which include (among others) costs for portfolio management, administrative services, and certain other operating expenses. Operating expenses such as these are deducted from the Fund's gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund's average net assets; this percentage is known as the Fund's expense ratio.

The examples below include the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses the shareholder paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses paid during this period.

Hypothetical 5% Return. The information in this section can be used to compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio for the period is unchanged. This example is useful in making comparisons because the U.S. Securities and Exchange Commission requires all mutual funds to make the 5% calculation.

Actual Fund Return				Hypothetical 5% Return
Beginning Account Value 4/30/07	Ending Account Value 10/31/07	Annualized Expense Ratio	Expenses Paid During Period	Beginning Account Value 4/30/07	Ending Account Value 10/31/07	Annualized Expense Ratio	Expenses Paid During Period
$ 1,000.00	$ 1,026.00	0.21%	$ 1.05	$ 1,000.00	$ 1,024.17	0.21%	$ 1.05

Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by the number of days in the most recent 12-month period (to reflect the most recent 6-month period). Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent 6-month period, then divided by the number of days in the most recent 12-month period.

Additional Disclosure

Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the Registrant by calling Shareholder Services toll-free at 888-276-0061.

TRUSTEES AND OFFICERS THE TRUST

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee
Interested Trustee
Mark D. Nerud (41) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present) President and Chief Executive Officer (12/06 to present)	107[3]

Principal Occupation(s) During Past 5 Years:

President of the Adviser (1/07 to present); Chief Financial Officer of the Adviser (11/00 to 1/07) and Managing Board Member of the Adviser (11/00 to 11/03) (1/07 to present); Vice President (8/97 to 12/06), Treasurer, Chief Financial Officer of other Investment Companies advised by the Adviser (12/02 to 12/06); Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (1/00 to present)

Other Directorships Held by Trustee: None

Disinterested Trustees
Michael Bouchard (51) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/03 to present)	107[3]
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/99 to present)

Other Directorships Held by Trustee: None

William J. Crowley, Jr. (62) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	107[3]
Principal Occupation(s) During Past 5 Years: Managing Partner (Baltimore Office) – Arthur Andersen LLP (2001 to 2002); Board Member of various corporate boards (2002 to present)

Other Directorships Held by Trustee:

Director of Foundation Coal Holdings, Inc.; Director of Bio Veris Corporation (from 5/04 until 06/07 when the company was acquired); Director of Provident Bankshares Corporation

Dominic D’Annunzio (69) 1 Corporate Way Lansing, MI 48951	Chairman of the Board [2] (2/04 to present) Trustee [2] (2/02 to present)	107[3]
Principal Occupation(s) During Past 5 Years: Acting Commissioner of Insurance for the State of Michigan (1/90 to 5/90) and (8/97 to 5/98)

Other Directorships Held by Trustee: None

Michelle Engler (49) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/03 to present)	107[3]
Principal Occupation(s) During Past 5 Years: Attorney (1983 to present); First Lady of the State of Michigan (1990 to 2002)

Other Directorships Held by Trustee::
Director of Federal Home Loan Mortgage Corporation

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee
James Henry, Ph.D. (68) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	107[3]
Principal Occupation(s) During Past 5 Years: Dean Emeritus and Professor of Finance, Eli Broad College of Business and Graduate School of Management at Michigan State University (2001 to present)

Other Directorships Held by Trustee: None

Richard McLellan (65) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/94 to present)	107[3]
Principal Occupation(s) During Past 5 Years: Member, Dykema Gossett PLLC (Law Firm)

Other Directorships Held by Trustee: None

William R. Rybak (56) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	107[3]
Principal Occupation(s) During Past 5 Years: Board Member of various corporate boards (see below) (2002 to present)

Other Directorships Held by Trustee:

Chairman of the Board of Trustees of Lewis University; Member of the Board since 1982; Member of the Board of Directors of Howe Barnes Investments, Inc. since 2001; Member of the Boards of each of the Calamos Mutual Funds since 2002; Member of the Board of Directors of The PrivateBancorp since 2003; Chairman of the Board of Trustees of St. Coletta’s of Illinois; and Member of the Board since 2000

Patricia A. Woodworth (52) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	107[3]

Principal Occupation(s) During Past 5 Years:

Vice President, Chief Financial Officer and Chief Operating Officer, The J. Paul Getty Trust (12/2007 to present); Executive Vice President for Finance and Administration, Chief Financial Officer, Art Institute of Chicago (2002 to 11/2007); Executive Vice President and Chief Financial Officer, The University of Chicago (1998 to 2002)

Other Directorships Held by Trustee: None

[1] Mr. Nerud is an “interested person” of the Trust due to his position with Jackson National Life Insurance Company®, which is the parent company of the Adviser.

[2] The Chairman of the Board, interested and disinterested Trustees are elected to serve for an indefinite term.

[3] Effective December 27, 2007, the number of Funds in the Fund Complex will be 107.

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee
Officers
Daniel W. Koors (37) 1 Corporate Way Lansing, MI 48951	Vice President, Treasurer and Chief Financial Officer (12/06 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:

Vice President and Chief Financial Officer of the Adviser (1/07 to present); Vice President, Treasurer and Chief Financial Officer of other Investment Companies advised by the Adviser (12/06 to present); Assistant Treasurer of other Investment Companies advised by the Adviser (9/06 to 12/06); Assistant Vice President – Fund Administration of Jackson National Life Insurance Company (8/06 to present); Partner of Deloitte & Touche LLP (2003 to June 2006); Senior Manager of Deloitte & Touche LLP (2000 to 2003)

Other Directorships Held by Trustee: Not Applicable

Susan S. Rhee (35) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel and Secretary (2/04 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:

Chief Legal Officer (07/04 to present) and Secretary (11/00 to present) of the Adviser ; Vice President, Counsel, and Secretary of other Investment Companies advised by the Adviser (2/04 to present); Assistant Vice President of Jackson National Life Insurance Company (8/03 to present); Associate General Counsel of Jackson National Life Insurance Company (7/01 to present)

Other Directorships Held by Trustee: Not Applicable

Steven J. Fredricks (37) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (1/05 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:

Chief Compliance Officer of the Adviser and other Investment Companies advised by the Adviser (1/05 to present); Attorney of Jackson National Life Insurance Company (2/02 to 1/05)

Other Directorships Held by Trustee: Not Applicable

William V. Simon (36) 1 Corporate Way Lansing, MI 48951	Vice President and Assistant Treasurer (12/06 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:

Vice President and Chief Operating Officer of the Adviser (1/07 to present); Assistant Vice President of Jackson National Life Insurance Company (7/04 to present); Director of Jackson National Life Insurance Company (8/00 to 7/04)

Other Directorships Held by Trustee: Not Applicable

Kelly L. Crosser (35) 1 Corporate Way Lansing, MI 48951	Assistant Secretary ((9/07 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:

Assistant Secretary of other Investment Companies advised by the Adviser (9/07 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (4/07 to present); Mutual Fund Compliance Analyst of Jackson National Life Insurance Company (2/06 to 4/07): Senior Paralegal of Jackson National Life Insurance Company (6/04 to 2/06t); Paralegal of Jackson National Life Insurance Company (7/01 to 6/04)

Other Directorships Held by Trustee: Not Applicable

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE
Officers
Michael Piszczek (50) 1 Corporate Way Lansing, MI 48951	Vice President (11/07 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President of other Investment Companies advised by the Adviser (11/07 to present); Assistant Vice President – Tax of the Adviser (11/07 to present); Assistant Vice President – Nuveen Investments (4/99 to 8/07); Assistant Vice President and Assistant Secretary – Nuveen Funds (4/99 to 8/07)

Other Directorships Held by Trustee: Not Applicable

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-392-2909, or writing the JNL Investors Series Trust Service Center, 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606.

TRUSTEES OF THE JNL INVESTORS SERIES TRUST

The Trustees and officers that are interested persons of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or officers. The following persons, who are disinterested Trustees of the Trust and the Trust’s Chief Compliance Officer, received from the Trust the compensation amounts indicated for the services as such for the fiscal year ended October 31, 2007.

TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST[1]	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX
Michael Bouchard	$1,257	$0	$0	$95,500
William J. Crowley, Jr. [2]	$908	$0	$0	$69,000
Dominic D’Annunzio [5]	$1,658	$0	$0	$126,000
Michelle Engler	$1,296	$0	$0	$98,500
Joseph Frauenheim [3]	$247	$0	$0	$18,750
James Henry [2]	$1,066	$0	$0	$81,000
Richard McLellan	$1,395	$0	$0	$106,000
William R. Rybak [2]	$1,027	$0	$0	$78,000
Patricia Woodworth [2]	$1,066	$0	$0	$81,000
Steven J. Fredricks [4]	$2,941	$0	$0	$190,203

1 The fees paid to the independent Trustees are paid for combined meetings of all Funds in the Fund Complex. The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.

2 Trustees were elected to the Board of Trustees effective January 1, 2007, and therefore have only received compensation for the period of January 1, 2007 through fiscal year end October 31, 2007.

3 Mr. Frauenheim retired from the Board of Trustees effective January 1, 2007.

4 Mr. Fredricks’ compensation is paid by the Funds for his duties as the Chief Compliance Officer of the Fund Complex. The expense is allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.

5 Mr. D’Annunzio is an ex officio (non-voting) member of the Governance Committee. Therefore, he does not receive any compensation as a member of the Governance Committee.

PROXY VOTING GUIDELINES

The Board of Trustees has adopted the proxy voting policy and procedure (“Policy”) of JNAM, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser, and pursuant to which the Adviser has delegated proxy voting responsibility to each of the Sub-Advisers. A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2007 are available (1) without charge, upon request by calling 1-800-392-2909; (2) on Jackson National Life Insurance Company’s website at www.jnl.com or Jackson National Life Insurance Company of New York’s website at www.jnlny.com; and (3) on the SEC’s website at www.sec.gov.

JNL INVESTORS SERIES TRUST

(the “Trust”)

APPROVAL OF THE FUNDS’

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust (“Board”) oversees the management of the funds within the Trust (each a “Fund”, collectively “Funds”) and, as required by law, determines annually whether to approve the Trust’s advisory agreement (“Agreement”) with Jackson National Asset Management, LLC (“JNAM”) and each Fund’s sub-advisory agreement(s).

At a meeting on June 14-15, 2007, the Board, including all of the Independent Trustees, considered information relating to the Agreement and to the sub-advisory agreement between JNAM and Wellington Management Company, LLP (“Wellington Sub-Advisory Agreement”). In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreement and the Wellington Sub-Advisory Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussion, the Board approved the Wellington Sub-Advisory Agreements through June 30, 2008.

At a meeting on September 26, 2007, the Board, including all of the Independent Trustees, considered information relating to the Agreement and the amendment to the sub-advisory agreement between JNAM and Mellon Capital Management Corporation (“Mellon Capital Sub-Advisory Agreement”), and the information relating to the proposed sub-advisory agreements between JNAM and PPM America, Inc., Prudential Asset Management (Singapore) Limited, and Standard & Poor’s Investment Advisory Services LLC (“September Sub-Advisory Agreements”). In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the September Sub-Advisory Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussion, the Board approved the amendment to the Mellon Capital Sub-Advisory Agreement. The September Sub-Advisory Agreements were approved through December 27, 2009.

Please note, all references below to “Sub-Advisory Agreements” shall include the Wellington Sub-Advisory Agreement, the Mellon Capital Sub-Advisory Agreement, and the September Sub-Advisory Agreements.

In reviewing the Agreement and the Sub-Advisory Agreements and considering the information, the Board was advised by outside legal counsel to the Funds, and the Independent Trustees were advised by independent legal counsel. The Board considered the factors it deemed relevant, including principally: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of each sub-adviser, (3) the profitability of JNAM and each sub-adviser, including an analysis of the cost of providing services and comparative expense information, (4) the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect these economies of scale for each Fund’s investors, and (5) other “fall-out” benefits realized by JNAM or the sub-advisers (i.e., ancillary benefits derived by JNAM or its affiliates from JNAM’s relationship with each Fund). In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreement and the Sub-Advisory Agreements.

Before approving the Agreement and the Sub-Advisory Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the terms of the Agreement and the Sub-Advisory Agreements. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Agreement is fair and reasonable and in the best interests of the shareholders of each Fund and that each Sub-Advisory Agreement is fair and reasonable and in the best interests of the shareholders of the applicable Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by JNAM and the sub-advisers.

For each Fund, the Board considered the services to be provided by JNAM, including but not limited to the oversight of the sub-advisers, as well as the provision of recordkeeping and compliance services to the Funds. The Board also considered that JNAM would monitor the performance of the various organizations that would provide services to the Funds, including the Funds’ distributor, transfer agent and custodian. With respect to JNAM’s oversight of the sub-advisers, the Board noted that JNAM would be responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the sub-advisers. The Board also considered the investment sub-advisory services to be provided by each sub-adviser. The Board considered JNAM’s evaluation of the sub-advisers, as well as JNAM’s recommendation, based on its review of the sub-advisers, to approve the Sub-Advisory Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that would be responsible for oversight of the Funds and each sub-adviser, and also reviewed the qualifications, backgrounds and responsibilities of the sub-advisers’ portfolio managers who would be responsible for the day-to-day management of each Fund. The Board reviewed information pertaining to JNAM’s and each sub-adviser’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to both JNAM and each sub-adviser. The Board considered compliance reports about JNAM and the sub-advisers from the Trust’s CCO.

Based on the foregoing, the Board concluded that (i) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by JNAM under the Agreement and (ii) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by each sub-adviser under the applicable Sub-Advisory Agreement.

Investment Performance of the Funds

June 14-15, 2007 Board Meeting

At the June 14-15, 2007 Board Meeting, the Board considered the performance of each Fund, including how the Fund performed versus the median performance of a group of comparable funds selected by an independent data service (the “performance universe”) and how the Fund performed versus its benchmark index. The performance periods considered by the Board ended on December 31, 2006. References in this section to “Agreements” are references to the Agreement and Sub-Advisory Agreement of the Fund in question.

JNL Money Market Fund. Noting that the Fund commenced operations in November 2005, the Board considered that the Fund performed in line with other money market funds for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

Jackson Perspective 10 x 10 Fund and Jackson Perspective Money Market Fund. The Board did not consider comparative investment information for each of these Funds because each Fund did not have a full year of performance for the period considered by the Board.

September 26, 2007 Board Meeting

At the September 26, 2007 Board Meeting, the Board considered the performance of each Fund, including how the Fund performed versus the median performance of a group of comparable funds selected by an independent data service (the “performance universe”) and how the Fund performed versus its benchmark index. The performance periods considered by the Board ended on June 30, 2007 for the Jackson Perspective Core Equity Fund, the Jackson Perspective Large Cap Value Fund, the Jackson Perspective Mid Cap Value Fund, and the Jackson Perspective Small Cap Value Fund. The performance periods considered by the Board for all other funds ended on July 31, 2007.

With respect to the proposed new Funds, the Board could not consider historical information, since the Funds had not previously been in existence. The Board did consider certain hypothetical information presented by JNAM based either on similar funds or certain attribution models. However, no historical performance was considered for Jackson Perspective Mid Cap Value Fund, the Jackson Perspective Asian Infrastructure Fund and the Jackson Perspective Emerging Asia Fund.

Jackson Perspective VIP Fund. The Board considered that Mellon’s performance for a similarly managed strategy (“Strategy”) outperformed its index during the one-month, year-to-date (as of July 31, 2007), one-year and since inception (October 2004) periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the amendment to the Agreements in light of the Strategy’s strong performance data.

Jackson Perspective Core Equity Fund. The Board considered that PPM’s performance for a similarly managed strategy (“Strategy”) outperformed its index during the one-, three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the amendment to the Agreements in light of the Strategy’s strong composite performance data.

Jackson Perspective Large Cap Value Fund. The Board considered that PPM’s performance for a similarly managed strategy (“Strategy”) outperformed its index during the one-, three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements in light of the Strategy’s strong composite performance data.

Jackson Perspective Small Cap Value Fund. The Board considered that PPM’s performance for a similarly managed strategy (“Strategy”) outperformed its index during the one-year period, but underperformed during the three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements in light of the Strategy’s performance data.

Jackson Perspective Asia ex-Japan Fund. The Board considered that PAM’s performance for a similarly managed strategy (“Strategy”) slightly underperformed its index during the one-month, three-month, one-year and since inception period (August 2005). The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements in light of the Strategy’s performance record.

Jackson Perspective Asian Bond Fund. The Board considered that PAM’s performance for a similarly managed strategy (“Strategy”) slightly underperformed its index during the three-month period, but outperformed its index during the six-month and since inception (August 2006) periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements in light of the Strategy’s performance record.

Jackson Perspective Asian Real Estate Fund. The Board considered that PAM’s performance for a similarly managed strategy (“Strategy”) outperformed its index during the one- and three-month, and since inception (February 2007) periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements in light of the Strategy’s strong performance record.

Jackson Perspective China-India Fund. The Board considered that PAM’s performance for a similarly managed strategy (“Strategy”) underperformed its index during the one- and three-month, one-year and since inception (June 2006) periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements in light of the Strategy’s performance record.

Jackson Perspective Japan Fund. The Board considered that PAM’s performance for a similarly managed strategy (“Strategy”) underperformed its index during the one- and three-month, one-year and since inception (July 2006) periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements in light of the Strategy’s performance record.

Jackson Perspective S&P 4 Fund. The Board considered that based upon hypothetical data outperformed its index during the one-, three-, five-, and ten-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements in light of the strategy’s strong hypothetical performance record.

Costs of Services

June 14-15, 2007 Board Meeting

At the June 14-15, 2007 Board Meeting, the Board reviewed the fees to be paid to JNAM and each Fund’s sub-adviser. For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers. Using information provided by an independent data service, the Board evaluated each Fund’s proposed advisory fees compared to the median advisory fees for other funds similar in size, character and investment strategy (the “expense group”). While the Board also considered each Fund’s proposed sub-advisory fee and compared that to the median sub-advisory fee of the expense group, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio. With respect to each Fund noted below, the Board concluded that the advisory and sub-advisory fees are reasonable and in the best interest of each Fund and its shareholders in light of the services to be provided. In reaching this determination, the Board also considered the effect of advisory fees on the total expenses of each Fund.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

Jackson Perspective 10 x 10 Fund. The Board considered that the Funds have no advisory or sub-advisory fees. The Board noted that each Fund’s estimated total expense ratio is lower than that of the peer group average. The Board concluded that the total expenses are fair, reasonable and in the best interest of each Fund and its shareholders in light of the services to be provided.

Jackson Perspective Money Market Fund. The comparison of advisory and Sub-advisory fees was not available from Lipper at this time. The Board noted that the Fund’s estimated total expense ratios are higher than that of the peer group average. The Board concluded that the advisory and sub-advisory fees are fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

JNL Money Market Fund. The comparison of advisory and Sub-advisory fees was not available from Lipper at this time. The Board noted that the Fund’s estimated total expense ratio is lower than that of the peer group average. The Board concluded that the advisory and sub-advisory fees are fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

September 26, 2007 Board Meeting

At the September 26, 2007 Board Meeting, the Board reviewed the fees to be paid to JNAM and each Fund’s sub-adviser. For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers. Using information provided by an independent data service, the Board evaluated each Fund’s proposed advisory fees compared to the median advisory fees for other funds similar in size, character and investment strategy (the “peer group”). While the Board also considered each Fund’s proposed sub-advisory fee, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio.

The Board also noted that the data service did not have a comparable group of funds against which to review the advisory and sub-advisory fees. The data service did provide total expenses for a comparable group of funds.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

New Funds:

Jackson Perspective VIP Fund. The Board considered that the Fund’s advisory fee is higher than the peer group average. The Board noted that the Fund’s estimated total expense ratio is lower than that of the peer group average. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders in light of the services to be provided.

Jackson Perspective Core Equity Fund. The Board considered that the Fund’s advisory fee is higher than the peer group average. The Board noted that the Fund’s estimated total expense ratio is higher than that of the peer group average. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders based on the performance and in light of the services to be provided

Jackson Perspective Large Cap Value Fund. The Board considered that the Fund’s advisory fee is higher than the peer group average. The Board noted that the Fund’s estimated total expense ratio is higher than that of the peer group average. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders based on the performance and in light of the services to be provided.

Jackson Perspective Mid Cap Value Fund. The Board considered that the Fund’s advisory fee is higher than the peer group average. The Board noted that the Fund’s estimated total expense ratio is higher than that of the peer group average. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders based on the capacity constraints of the Fund’s strategy and in light of the services to be provided.

Jackson Perspective Small Cap Value Fund. The Board considered that the Fund’s advisory fee is slightly higher than the peer group average. The Board noted that the Fund’s estimated total expense ratio is higher than that of the peer group average. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders based on the capacity constraints of the Fund’s strategy and in light of the services to be provided.

Jackson Perspective Asia ex-Japan Fund. The Board considered that, while the Fund’s advisory fee would be higher than the peer group average, the Fund’s estimated total expense ratio would be lower than that of the peer group average. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders based on the total expenses and in light of the services to be provided.

Jackson Perspective Asian Bond Fund. The Board considered that the Fund’s advisory fee is higher than the peer group average. The Board noted that the Fund’s estimated total expense ratio is slightly higher than that of the peer group average. The Board noted that the Lipper peer group included Funds with different strategies. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders in light of the services to be provided.

Jackson Perspective Asian Infrastructure Fund. The Board considered that the Fund’s advisory fee is higher than the peer group average. The Board noted that the Fund’s estimated total expense ratio is higher than that of the peer group average. The Board noted that the Lipper peer group included Funds with different strategies. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders in light of the services to be provided.

Jackson Perspective Asian Real Estate Fund. The Board considered that the Fund’s advisory fee is higher than the peer group average. The Board noted that the Fund’s estimated total expense ratio is higher than that of the peer group average. The Board noted that the Lipper peer group included Funds with different strategies. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders in light of the services to be provided.

Jackson Perspective China-India Fund. The Board considered that while the Fund’s advisory fee would be higher than the peer group average, the Fund’s estimated total expense ratio would be equal to the peer group average. The Board noted that the Lipper peer group included Funds with different strategies. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders based on the total expenses and in light of the services to be provided.

Jackson Perspective Emerging Asia Fund. The Board considered that the Fund’s advisory fee is slightly higher than the peer group average. The Board noted that the Fund’s estimated total expense ratio is equal to the peer group average. The Board noted that the Lipper peer group included Funds with different strategies. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders based on the total expenses and in light of the services to be provided.

Jackson Perspective Japan Fund. The Board considered that the Fund’s advisory fee is slightly higher than the peer group average. The Board noted that the Fund’s estimated total expense ratio is equal to the peer group average. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders based on the total expenses and in light of the services to be provided.

Jackson Perspective S&P 4 Fund. The Board considered that while the Fund’s advisory fee would be higher than the peer group average, the Fund’s estimated total expense ratio would be lower than that of the peer group average. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether each Fund’s proposed advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the fee rate as assets increase. In light of this, the Board concluded that it would be fair, reasonable and in the best interests of each Fund and its shareholders to approve each Agreement.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates would serve the Funds in various capacities, including as adviser, administrator and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service to be provided to the Funds by JNAM or one of its affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law. The Board also noted that certain sub-advisers would pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those sub-advisers would manage. The Board considered JNAM’s assertion that those meetings would not yield a profit to the Funds’ distributor, that sub-advisers would not be required to participate in the meetings and that recommendations to hire or fire sub-advisers would not be influenced by a sub-adviser’s willingness to participate in the meetings.

In evaluating the benefits that may accrue to the sub-advisers through their relationship with the Fund(s), the Board noted that each sub-adviser may develop additional investment advisory business with JNAM, the Funds or other clients of the sub-adviser as a result of its relationship with the Fund(s). Further, the Board considered that in the case of Mellon Capital Management Corporation (“Mellon”), affiliates serve as the custodian and the securities lending agent for the Funds of the JNL Series Trust, JNL Variable Fund LLC, JNLNY Variable Fund I LLC, and the JNL Money Market Fund of the JNL Investors Series Trust. The Board considered that each service to be provided to the Funds by the Mellon affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law.

After full consideration of these and other factors, the Board concluded that approval of the Agreement and the Sub-Advisory Agreements was fair, reasonable and in the best interests of each Fund and its shareholders.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant does not have an Audit Committee financial expert serving on its Audit Committee. The registrant has determined that the financial statements of the registrant do not involve the complexities of public company financial statements and that the accounting methodologies of investment companies are well established under the Investment Company Act of 1940, as amended, and therefore, a financial expert is not necessary.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

In accordance with the terms of the Trust’s Amended and Restated Administration Agreement dated December 15, 2006, for the JNL Money Market Fund, JNAM, the Fund’s administrator, is responsible for the payment of all expenses associated with the annual audit and other required services of the independent registered public accounting firm, and all expenses associated with the preparation and filing of the tax returns. All remaining Funds of the Trust are directly responsible for payment of the aforementioned expenses.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended October 31, 2006, and October 31, 2007. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2006	$ 9,000	$ 0	$ 1,300	$ 0
2007	$ 49,000	$ 8,430	$ 11,300	$ 0

The above Audit-Related Fees for 2007 are the aggregate fees billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s Rule 17f-2 security counts.

The above Tax Fees for 2007 are the aggregate fees billed for professional services by KPMG to the registrant for tax compliance, tax advice, and tax return review.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2006	$ 29,400	$ 0	$ 0
2007	$ 45,000	$ 0	$ 0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an internal control review pursuant to Statement of Auditing Standards No. 70 of the adviser and administrator of the registrant.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors' independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) None

(f) Not applicable.

(g) As detailed in the table above, the aggregate fees billed for all non-audit fees to the registrant and Adviser entities for the fiscal year ended October 31, 2006, was $30,700. As detailed in the table above, the aggregate fees billed for all non-audit fees to the registrant and Adviser entities for the fiscal year ended October 31, 2007, was $64,730.

(h) For the fiscal years ending October 31, 2006, and October 31, 2007, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Below is a Schedule I – Investments in securities of unaffiliated issuers for the Jackson Perspective Index 5 Fund for which a summary schedule of investments was provided in the Jackson Funds October 31, 2007 Annual Report, pursuant to §210.12 – 12C of Regulation S-X.

Jackson FundsSM

Schedules of Investments

October 31, 2007

	Shares/Par	Value
Jackson Perspective Index 5 Fund
COMMON STOCKS - 72.4%
CONSUMER DISCRETIONARY - 8.9%
99 Cents Only Stores (b)	641	$6,891
Aaron Rents Inc.	345	7,307
Abercrombie & Fitch Co. - Class A	121	9,583
AC Moore Arts & Crafts Inc. (b) (f)	360	6,019
Accor SA	162	15,457
Adidas AG	259	17,277
Advance Auto Parts Inc.	987	33,676
Aeropostale Inc. (b)	1,273	29,152
AFC Enterprises Inc. (b)	441	5,887
Amazon.com Inc. (b)	249	22,198
Ambassadors Group Inc.	257	4,670
American Axle & Manufacturing Holdings Inc. (f)	406	11,149
American Eagle Outfitters Inc.	1,994	47,417
American Greetings Corp.	1,028	27,078
Amerigon Inc. (b)	402	7,895
Ameristar Casinos Inc.	254	8,268
AnnTaylor Stores Corp. (b)	655	20,298
Apollo Group Inc. - Class A (b)	114	9,036
Applebee’s International Inc.	1,269	32,156
Arbitron Inc. (f)	236	11,946
ArvinMeritor Inc.	1,153	17,099
Asatsu-DK Inc.	200	6,683
Asbury Automotive Group Inc.	437	8,010
Autobacs Seven Co. Ltd.	200	4,620
AutoZone Inc. (b)	67	8,335
Bally Technologies Inc. (b)	418	16,858
Barnes & Noble Inc.	496	19,165
Beazer Homes USA Inc. (f)	656	7,367
Bebe Stores Inc.	394	5,481
Bed Bath & Beyond Inc. (b)	300	10,182
Belo Corp.	1,756	32,486
Benesse Corp.	200	7,486
Best Buy Co. Inc. (f)	307	14,896
Big 5 Sporting Goods Corp. (f)	273	4,873
Big Lots Inc. (b) (f)	259	6,211
Black & Decker Corp. (f)	98	8,811
Blockbuster Inc. - Class A (b) (f)	1,474	7,753
Blue Nile Inc. (b)	97	7,667
Blyth Inc.	376	7,178
Bob Evans Farms Inc.	611	17,218
Books-A-Million Inc.	344	4,606
Borders Group Inc.	1,042	16,068
BorgWarner Inc.	563	59,515
Boyd Gaming Corp.	384	16,059
Bridgestone Corp.	600	13,281
Bright Horizons Family Solutions Inc. (b)	230	8,924
Brinker International Inc.	1,134	28,792

British Sky Broadcasting Group Plc	1,242	17,574
Brown Shoe Co. Inc.	313	6,385
Buckle Inc.	177	7,629
Buffalo Wild Wings Inc. (b)	294	9,014
Build-A-Bear Workshop Inc. (b)	278	5,393
Burberry Group Plc	617	7,884
Cabela’s Inc. - Class A (b)	282	5,505
Cache Inc. (b)	309	4,839
California Pizza Kitchen Inc. (b)	351	5,679
Callaway Golf Co.	1,182	20,472
Career Education Corp. (b)	860	30,736
Carmax Inc. (b) (f)	2,135	44,557
Carnival Corp.	402	19,288
Carnival Plc	219	10,228
Carter’s Inc. (b) (f)	383	8,457
Casio Computer Co. Ltd.	400	3,772
Casual Male Retail Group Inc. (b) (f)	598	4,999
Cato Corp. - Class A	340	6,827
CBRL Group Inc.	527	21,027
CBS Corp. - Class B	685	19,660
CEC Entertainment Inc. (b)	273	8,135
Champion Enterprises Inc. (b)	833	9,879
Charming Shoppes Inc. (b)	1,961	14,551
Charter Communications Inc. - Class A (b) (f)	2,706	5,601
Cheesecake Factory Inc. (b) (f)	789	17,697
Chico’s FAS Inc. (b) (f)	1,596	20,971
Chipotle Mexican Grill Inc. (b)	261	32,187
Chipotle Mexican Grill Inc. - Class A (b)	284	39,476
Christopher & Banks Corp.	418	5,735
Churchill Downs Inc. (f)	183	9,306
Citadel Broadcasting Corp. (f)	1,323	5,821
CKE Restaurants Inc.	489	7,912
CKX Inc. (b) (f)	665	8,086
Clear Channel Communications Inc.	407	15,372
Coach Inc. (b)	292	10,676
Coinstar Inc. (b)	255	8,785
Collective Brands Inc. (b) (f)	1,057	19,544
Columbia Sportswear Co. (f)	140	6,825
Comcast Corp. - Class A (b)	2,380	50,099
Compagnie Financiere Richemont AG	442	31,536
Compagnie Generale des Etablissements Michelin	134	17,941
Compass Group Plc	1,753	12,612
Continental AG	140	21,170
Cooper Tire & Rubber Co.	500	11,140
Corinthian Colleges Inc. (b) (f)	1,404	23,012
Crocs Inc. (b)	131	9,792
CSS Industries Inc.	244	9,662
Daimler AG	787	86,583
Darden Restaurants Inc.	194	8,342
Deckers Outdoor Corp. (b) (f)	130	18,173
Denny’s Corp. (b) (f)	1,656	7,982
Denso Corp.	400	16,250
Dentsu Inc.	3	7,868

DeVry Inc.	970	53,049
Dick’s Sporting Goods Inc. (b)	648	21,624
DirecTV Group Inc. (b)	613	16,232
Dollar Tree Stores Inc. (b)	909	34,815
Douglas Holding AG	151	9,618
DR Horton Inc.	343	4,353
Dress Barn Inc. (b)	334	5,474
DSG International Plc	2,081	5,604
Eastman Kodak Co.	245	7,022
Electrolux AB - Class B	390	7,537
Emap Plc	494	9,003
Entercom Communications Corp. (f)	400	7,420
Enterprise Inns Plc	489	6,406
Entravision Communications Corp. (b)	664	6,042
Esprit Holdings Ltd.	1,000	16,701
Ethan Allen Interiors Inc.	269	8,301
Exide Technologies (b)	912	7,615
Fairfax Media Ltd. (f)	2,475	10,991
Family Dollar Stores Inc. (f)	266	6,743
Fast Retailing Co. Ltd. (f)	100	5,756
Fiat SpA	410	13,232
Fleetwood Enterprises Inc. (b) (f)	986	8,874
Foot Locker Inc.	1,401	20,861
Ford Motor Co. (b) (f)	1,627	14,431
Fortune Brands Inc.	192	16,084
Fossil Inc. (b) (f)	352	13,221
Fred’s Inc.	518	5,491
FUJIFILM Holdings Corp.	400	19,134
Furniture Brands International Inc. (f)	1,137	13,701
GameStop Corp. - Class A (b)	1,479	87,586
Gannett Co. Inc.	195	8,270
Gap Inc.	435	8,222
Gaylord Entertainment Co. (b)	324	17,652
Gemstar-TV Guide International Inc. (b) (f)	1,945	13,401
General Motors Corp.	441	17,283
Genesco Inc. (b) (f)	190	8,778
Gentex Corp.	1,483	30,817
Genuine Parts Co.	164	8,047
Getty Images Inc. (b)	479	13,532
Goodyear Tire & Rubber Co. (b) (f)	190	5,729
Group 1 Automotive Inc.	184	5,713
GSI Commerce Inc. (b) (f)	416	11,852
Guess? Inc. (f)	531	27,288
Gymboree Corp. (b)	230	7,827
HanesBrands Inc. (b) (f)	897	27,843
Harley-Davidson Inc. (f)	217	11,176
Harman International Industries Inc.	78	6,568
Harrah’s Entertainment Inc.	157	13,855
Harte-Hanks Inc. (f)	675	11,900
Harvey Norman Holdings Ltd. (f)	2,604	16,547
Haseko Corp. (b) (f)	2,000	4,817
Hayes Lemmerz International Inc. (b) (f)	1,135	5,278
Helen of Troy Ltd. (b)	220	3,960

Hennes & Mauritz AB - Class B	462	30,766
Hermes International (f)	85	11,177
Hibbett Sports Inc. (b) (f)	266	6,275
Home Depot Inc.	1,602	50,479
Home Retail Group	972	8,812
Honda Motor Co. Ltd.	1,200	44,936
Hovnanian Enterprises Inc. - Class A (b) (f)	676	7,686
Iconix Brand Group Inc. (b)	402	9,186
IHOP Corp. (f)	177	11,209
Inchcape Plc	788	7,705
Inditex SA	159	11,827
Interactive Data Corp.	296	9,513
InterActiveCorp (b)	191	5,627
InterContinental Hotels Group Plc	276	6,428
Interface Inc.	549	10,502
International Game Technology	264	11,513
International Speedway Corp. - Class A	408	18,127
Interpublic Group of Cos. Inc. (b) (f)	606	6,272
INVESTools Inc. (b)	566	8,258
Isle of Capri Casinos Inc. (b)	293	5,933
ITT Educational Services Inc. (b)	286	36,376
J Crew Group Inc. (b)	327	12,230
J.C. Penney Co. Inc.	169	9,505
Jack in the Box Inc. (b)	500	15,685
Jackson Hewitt Tax Service Inc.	238	7,438
Jakks Pacific Inc. (b)	204	5,406
Jo-Ann Stores Inc. (b)	317	6,109
John Wiley & Sons Inc.	578	25,420
Johnson Controls Inc.	630	27,544
JoS. A. Bank Clothiers Inc. (b) (f)	131	3,827
Journal Communications Inc. - Class A	873	7,778
Kesa Electrical Plc	1,175	7,757
Kingfisher Plc	2,409	9,883
Knology Inc. (b)	472	7,925
Kohl’s Corp. (b)	240	13,193
Koninklijke Philips Electronics NV	982	40,611
K-Swiss Inc. - Class A	241	5,639
Lagardere SCA (f)	239	20,197
Lamar Advertising Co. (f)	837	44,746
Landry’s Restaurants Inc. (f)	259	7,438
Lear Corp. (b)	1,357	48,214
Lee Enterprises Inc.	1,147	18,409
Leggett & Platt Inc.	326	6,334
Li & Fung Ltd.	4,000	18,981
Life Time Fitness Inc. (b) (f)	596	36,141
Limited Brands Inc.	271	5,965
Live Nation Inc. (b)	517	10,567
Liz Claiborne Inc. (f)	179	5,096
LKQ Corp. (b) (f)	369	14,229
LodgeNet Entertainment Corp. (b) (f)	165	3,560
Lowe’s Cos. Inc.	1,222	32,860
Lululemon Athletica Inc. (f)	142	7,557
Luxottica Group SpA	179	6,272

LVMH Moet Hennessy Louis Vuitton SA (f)	234	30,127
Macy’s Inc.	401	12,844
Marcus Corp.	331	6,368
Marks & Spencer Group Plc	1,204	16,323
Marriott International Inc. - Class A (f)	301	12,374
Martha Stewart Living Omnimedia Inc. (b) (f)	356	4,909
Marvel Entertainment Inc. (b) (f)	330	8,164
Matsushita Electric Industrial Co. Ltd.	2,000	38,191
Mattel Inc.	372	7,771
Matthews International Corp. - Class A	575	26,203
McDonald’s Corp.	962	57,431
McGraw-Hill Cos. Inc.	339	16,964
MDC Holdings Inc.	304	12,315
Media General Inc.	397	11,108
Mediaset SpA	1,301	13,475
Men’s Wearhouse Inc.	347	14,664
Midas Inc. (b) (f)	339	5,414
Modine Manufacturing Co.	490	11,397
Mohawk Industries Inc. (b) (f)	504	43,011
Monro Muffler Inc.	390	8,884
Morningstar Inc. (b)	173	12,875
Movado Group Inc.	270	8,124
National CineMedia Inc.	344	9,260
National Presto Industries Inc.	137	7,527
NetFlix Inc. (b) (f)	874	23,135
New York Times Co. - Class A (f)	455	8,900
Newell Rubbermaid Inc.	269	7,844
News Corp. Inc. - Class A	1,831	39,678
Next Plc	195	8,953
Nike Inc. - Class B (f)	307	20,342
Nissan Motor Co. Ltd.	1,800	20,651
Nordstrom Inc.	187	7,375
NVR Inc. (b) (f)	46	21,885
O’Charley’s Inc.	367	5,883
Office Depot Inc. (b)	240	4,502
Omnicom Group Inc. (f)	266	13,561
OPAP SA	195	7,966
Orbitz Worldwide Inc.	398	4,199
O’Reilly Automotive Inc. (b)	1,093	36,091
Pacific Sunwear of California Inc. (b) (f)	1,196	19,997
PagesJaunes Groupe SA	412	9,095
Pearson Plc	659	10,928
PEP Boys-Manny Moe & Jack	448	6,590
Persimmon Plc	261	5,693
PetMed Express Inc. (b)	584	8,515
PetSmart Inc. (f)	1,199	35,910
Peugeot SA (f)	129	11,955
PF Chang’s China Bistro Inc. (b) (f)	258	7,510
Phillips-Van Heusen	674	32,217
Pier 1 Imports Inc. (b)	835	4,250
Pinnacle Entertainment Inc. (b)	344	10,045
Polaris Industries Inc.	322	15,836
Polo Ralph Lauren Corp.	102	7,018

PPR SA	57	11,297
Premier Exhibitions Inc. (b)	401	4,447
Pre-Paid Legal Services Inc. (b)	103	6,139
Priceline.com Inc. (b) (f)	275	25,603
PT Multimedia Servicos de Telecomunicacoes
e Multimedia SGPS SA	119	1,614
Publishing & Broadcasting Ltd.	791	15,441
Puma AG Rudolf Dassler Sport	20	8,573
Punch Taverns Plc	312	6,520
Quicksilver Inc. (b) (f)	956	12,906
RC2 Corp. (b)	177	5,278
Red Robin Gourmet Burgers Inc. (b)	168	6,723
Reed Elsevier NV	584	11,293
Reed Elsevier Plc	1,822	23,792
Regis Corp.	777	26,107
Renault SA	158	26,526
Rent-A-Center Inc. (b)	1,127	18,032
Reuters Group Plc	1,063	14,588
Ross Stores Inc. (f)	1,261	34,072
Ruby Tuesday Inc.	973	15,539
Ryland Group Inc.	380	10,803
Saks Inc. (f)	1,210	25,604
Sally Beauty Holdings Inc. (b)	680	6,290
Sankyo Co. Ltd.	100	4,269
Sanoma-WSOY Oyj	277	7,997
Scholastic Corp. (b)	533	21,096
Scientific Games Corp. - Class A (b)	612	22,124
Sears Holdings Corp. (b) (f)	61	8,222
Sekisui House Ltd.	1,000	12,793
Select Comfort Corp. (b) (f)	449	5,132
Shangri-La Asia Ltd.	4,000	12,766
Sharp Corp.	1,000	15,774
Sherwin-Williams Co.	123	7,862
Shimano Inc. (f)	300	10,950
Signet Group Plc	3,363	6,311
Sinclair Broadcast Group Inc. - Class A	461	5,550
Six Flags Inc. (b) (f)	1,489	4,824
Skechers U.S.A. Inc. - Class A (b)	233	5,729
Skyline Corp.	194	6,875
Smith & Wesson Holding Corp. (b) (f)	215	2,599
Societe Television Francaise 1	210	5,807
Sonic Automotive Inc. (f)	252	6,366
Sonic Corp. (b) (f)	565	14,001
Sony Corp.	800	39,509
Sotheby’s Holdings - Class A (f)	1,161	62,891
Spartan Motors Inc. (f)	290	4,072
Stage Stores Inc.	385	7,223
Stanley Works	155	8,920
Staples Inc.	609	14,214
Starbucks Corp. (b)	594	15,848
Starwood Hotels & Resorts Worldwide Inc.	195	11,088
Steak n Shake Co. (b)	531	8,045
Steiner Leisure Ltd. (b)	124	5,578

Steven Madden Ltd. (f)	222	4,948
Stewart Enterprises Inc. - Class A	1,248	11,319
Strayer Education Inc.	238	44,377
Sumitomo Rubber Industries Inc.	600	7,348
Superior Industries International Inc.	536	10,833
Swatch Group AG - Class B	44	14,054
Talbots Inc. (f)	324	4,766
Target Corp.	675	41,418
Taylor Woodrow Plc	952	4,899
Tempur-Pedic International Inc.	603	21,708
Tenneco Inc. (b)	330	10,101
Thor Industries Inc.	325	15,600
Tiffany & Co.	124	6,718
Timberland Co. - Class A (b) (f)	858	16,740
Time Warner Inc.	3,151	57,537
TiVo Inc. (b) (f)	1,523	10,859
TJX Cos. Inc.	404	11,688
Toll Brothers Inc. (b) (f)	1,091	24,995
Toyota Industries Corp.	300	12,847
Toyota Motor Corp.	2,200	125,937
Triarc Cos. Inc. - Class B	513	5,746
Trinity Mirror Plc	923	7,710
TUI Travel Plc (b)	1,398	7,827
Tupperware Brands Corp.	1,107	39,963
Tween Brands Inc. (b)	245	7,522
Under Armour Inc. - Class A (b) (f)	155	9,649
UniFirst Corp.	147	5,532
Universal Electronics Inc. (b)	247	8,917
Universal Technical Institute Inc. (b) (f)	276	5,197
Urban Outfitters Inc. (b) (f)	1,016	25,674
Vail Resorts Inc. (b) (f)	238	14,444
Valassis Communications Inc. (b) (f)	1,210	11,919
VF Corp.	79	6,883
Viacom Inc. - Class B (b)	574	23,700
Visteon Corp. (b) (f)	944	5,994
Vivendi Universal SA	915	41,194
Volcom Inc. (b)	138	4,038
Volkswagen AG (f)	182	52,173
Volvo AB - Class A	422	8,188
Volvo AB - Class B	880	17,144
Walt Disney Co.	1,611	55,789
Warnaco Group Inc. (b)	823	33,488
Washington Post Co.	58	49,242
Whirlpool Corp. (f)	69	5,463
William Hill Plc	631	8,122
Williams-Sonoma Inc.	1,047	32,918
Winnebago Industries Inc.	270	6,961
WMS Industries Inc. (b)	336	11,649
Wolters Kluwer NV	340	10,653
Wolverine World Wide Inc.	467	11,974
WPP Group Plc	991	13,528
Wyndham Worldwide Corp.	244	8,011
Yamada Denki Co. Ltd.	100	10,310

Yamaha Motor Co. Ltd.	300	8,567
Yell Group Plc	962	9,101
Yum! Brands Inc.	452	18,202
Zale Corp. (b) (f)	392	8,263
Zumiez Inc. (b) (f)	175	7,326
		5,669,571
CONSUMER STAPLES - 4.3%
AEON Co. Ltd.	600	9,445
Ajinomoto Co. Inc.	1,000	11,295
Alberto-Culver Co.	656	17,049
Alliance One International Inc. (b)	1,105	7,216
Altadis SA	240	17,132
Altria Group Inc.	1,785	130,180
Andersons Inc.	184	9,136
Anheuser-Busch Cos. Inc.	559	28,666
Archer-Daniels-Midland Co.	458	16,387
Asahi Breweries Ltd.	500	8,269
Avon Products Inc.	297	12,171
BJ’s Wholesale Club Inc. (b)	576	20,667
Boston Beer Co. Inc. - Class A (b)	217	11,338
British American Tobacco Plc	1,125	42,808
Brown-Forman Corp. - Class B	96	7,102
Cadbury Schweppes Plc	1,829	24,187
Campbell Soup Co.	192	7,100
Carrefour SA	475	34,190
Casey’s General Stores Inc.	440	12,540
Central Euro Distribution Corp. (b)	263	13,986
Chattem Inc. (b) (f)	156	11,591
Chiquita Brands International Inc. (b)	488	9,150
Church & Dwight Co. Inc.	576	27,251
Clorox Co.	131	8,197
Coca-Cola Co.	1,664	102,769
Coca-Cola Enterprises Inc.	289	7,459
Coca-Cola West Japan Co. Ltd. (f)	300	6,945
Coles Myer Ltd.	1,326	20,010
Colgate-Palmolive Co.	374	28,525
ConAgra Foods Inc.	389	9,231
Corn Products International Inc.	599	25,481
Costco Wholesale Corp.	376	25,290
CVS Caremark Corp.	1,198	50,040
Darling International Inc. (b)	1,416	14,245
Delhaize Group	70	6,639
Diageo Plc	1,988	45,470
East Asiatic Co. Ltd.	140	11,278
Elizabeth Arden Inc. (b)	409	10,184
Energizer Holdings Inc. (b)	574	59,868
Estee Lauder Cos. Inc. (f)	151	6,629
Flowers Foods Inc.	586	12,857
Foster’s Group Ltd.	2,432	14,521
Fresh Del Monte Produce Inc.	272	9,868
General Mills Inc.	268	15,472
Great Atlantic & Pacific Tea Co. (b) (f)	303	9,808
Groupe Danone (f)	354	30,341

Hain Celestial Group Inc. (b) (f)	250	8,765
Hansen Natural Corp. (b)	521	35,428
Heineken NV	164	11,474
Henkel KGaA	159	8,114
Hershey Co. (f)	150	6,467
HJ Heinz Co.	267	12,490
Hormel Foods Corp.	666	24,296
House Foods Corp. (f)	500	7,919
Imperial Sugar Co. (f)	85	2,191
Imperial Tobacco Group Plc	505	25,548
InBev NV	118	11,138
Ingles Markets Inc. - Class A	272	7,548
Ito En Ltd. (f)	300	6,341
J Sainsbury Plc	1,210	13,762
J&J Snack Foods Corp.	188	6,697
Japan Tobacco Inc.	3	17,486
JM Smucker Co.	534	28,532
Jones Soda Co. (b) (f)	188	1,746
Kao Corp.	1,000	28,680
Kellogg Co.	208	10,980
Kerry Group Plc	312	9,344
Kikkoman Corp. (f)	1,000	12,688
Kimberly-Clark Corp. (f)	341	24,173
Kirin Brewery Co. Ltd.	1,000	13,974
Koninklijke Ahold NV (b)	1,028	15,427
Kose Corp.	300	7,699
Kraft Foods Inc. - Class A	1,331	44,469
Kroger Co.	607	17,840
Lancaster Colony Corp.	401	16,108
Lance Inc.	388	8,218
Longs Drug Stores Corp.	244	12,812
L’Oreal SA	239	31,380
Matsumotokiyoshi Holdings Co. Ltd. (f)	400	7,091
Meiji Dairies Corp.	1,000	5,282
Meiji Seika Kaisha Ltd. (f)	2,000	8,800
Metro AG	137	12,431
Nash Finch Co.	116	4,343
NBTY Inc. (b)	623	22,179
Nestle SA	334	154,112
Nichirei Corp.	1,000	4,275
Nisshin Seifun Group Inc.	1,000	9,018
Nissin Food Products Co. Ltd. (f)	200	6,293
Nu Skin Enterprises Inc.	428	7,392
Parmalat SpA	1,722	6,367
Pepsi Bottling Group Inc.	252	10,856
PepsiAmericas Inc.	630	22,504
PepsiCo Inc.	1,330	98,048
Performance Food Group Co. (b)	324	8,745
Pernod-Ricard SA (f)	66	15,249
Pilgrim’s Pride Corp. - Class B (f)	305	9,059
Prestige Brands Holdings Inc. (b)	534	5,586
Procter & Gamble Co.	2,535	176,233
QP Corp.	900	8,884

Ralcorp Holdings Inc. (b)	201	11,316
Reckitt Benckiser Plc	428	24,820
Reddy Ice Holdings Inc.	302	8,362
Reynolds American Inc. (f)	119	7,667
Ruddick Corp.	658	22,372
SABMiller Plc	676	20,311
Safeway Inc.	346	11,764
Sanderson Farms Inc.	153	5,324
Sara Lee Corp.	696	11,512
Scottish & Newcastle Plc	689	11,218
Seaboard Corp.	3	4,895
Seven & I Holdings Co. Ltd.	800	20,657
Smithfield Foods Inc. (b)	1,139	32,655
Spartan Stores Inc.	157	3,489
Suedzucker AG	323	7,341
SUPERVALU Inc.	180	6,975
SYSCO Corp.	506	17,351
Tesco Plc	5,998	60,862
Tootsie Roll Industries Inc. (f)	552	14,225
TreeHouse Foods Inc. (b)	250	6,975
Unilever NV	1,317	42,714
Unilever Plc	925	31,255
United Natural Foods Inc. (b)	316	9,145
Universal Corp.	419	20,422
UST Inc. (f)	134	7,145
Vector Group Ltd.	460	10,065
Walgreen Co.	818	32,434
Wal-Mart Stores Inc.	1,908	86,261
Whole Foods Market Inc. (f)	182	9,016
Winn-Dixie Stores Inc. (b)	249	5,886
WM Wrigley Jr. Co.	186	11,471
Woolworths Ltd.	1,105	34,633
		2,723,002
ENERGY - 6.2%
Acergy SA (f)	405	11,697
Allis-Chalmers Energy Inc. (b) (f)	339	5,956
Alon USA Energy Inc.	150	5,516
Alpha Natural Resources Inc. (b) (f)	548	15,037
Anadarko Petroleum Corp.	360	21,247
Apache Corp.	253	26,264
Arch Coal Inc.	1,446	59,286
Arena Resources Inc. (b)	366	13,363
Atlas America Inc.	193	11,136
ATP Oil & Gas Corp. (b) (f)	197	11,298
Atwood Oceanics Inc. (b) (f)	192	16,174
Baker Hughes Inc.	236	20,466
Basic Energy Services Inc. (b) (f)	297	5,878
Berry Petroleum Co. - Class A	265	12,911
BG Group Plc	2,956	54,672
Bill Barrett Corp. (b) (f)	576	26,957
BJ Services Co.	270	6,801
BP Plc	15,763	204,851
Bristow Group Inc. (b)	216	10,776

British Energy Group Plc	600	6,650
Cameron International Corp. (b)	1,061	103,299
CARBO Ceramics Inc.	209	9,388
Carrizo Oil & Gas Inc. (b)	269	13,824
Chesapeake Energy Corp. (f)	321	12,673
Chevron Corp.	1,814	165,999
Cimarex Energy Co.	750	30,383
Complete Production Services Inc. (b)	368	7,323
Comstock Resources Inc. (b)	332	12,135
ConocoPhillips	1,333	113,252
Consol Energy Inc.	144	8,136
Crosstex Energy Inc.	246	9,070
Dawson Geophysical Co. (b)	68	5,427
Delta Petroleum Corp. (b) (f)	350	6,545
Denbury Resources Inc. (b)	1,234	69,844
Devon Energy Corp.	330	30,822
Dril-Quip Inc. (b) (f)	199	10,613
El Paso Corp. (f)	530	9,360
Encore Acquisition Co. (b) (f)	845	31,012
Energy Partners Ltd. (b)	303	4,650
ENI SpA (f)	2,070	75,562
ENSCO International Inc. (f)	538	29,854
EOG Resources Inc.	197	17,454
EXCO Resources Inc. (b) (f)	461	7,782
Exterran Holdings Inc. (b)	1,138	95,820
Exxon Mobil Corp.	4,649	427,662
FMC Technologies Inc. (b)	1,174	71,180
Forest Oil Corp. (b)	849	41,253
Frontier Oil Corp.	1,026	46,981
General Maritime Corp. (f)	208	5,861
GMX Resources Inc. (b)	210	8,087
Golar LNG Ltd.	298	7,748
Goodrich Petroleum Corp. (b) (f)	208	6,908
Grant Prideco Inc. (b)	1,241	61,008
Grey Wolf Inc. (b) (f)	1,508	8,490
Gulf Island Fabrication Inc.	211	7,368
Gulfmark Offshore Inc. (b)	209	9,735
Gulfport Energy Corp. (b)	316	6,996
Halliburton Co.	762	30,038
Harvest Natural Resources Inc. (b) (f)	734	10,100
Helmerich & Payne Inc.	957	30,260
Hercules Offshore Inc. (b) (f)	663	17,928
Hess Corp.	204	14,608
Hornbeck Offshore Services Inc. (b) (f)	218	8,524
Inpex Holdings Inc.	1	10,780
International Coal Group Inc. (b) (f)	923	4,965
Knightsbridge Tankers Ltd. (f)	228	5,809
Lufkin Industries Inc.	134	7,968
Marathon Oil Corp.	611	36,128
Mariner Energy Inc. (b) (f)	538	13,450
MarkWest Hydrocarbon Inc.	161	9,737
Matrix Service Co. (b)	176	5,190
Murphy Oil Corp.	162	11,928

Nabors Industries Ltd. (b)	267	7,497
NATCO Group Inc. (b)	245	13,061
National Oilwell Varco Inc. (b)	278	20,361
Newfield Exploration Co. (b)	1,286	69,238
Newpark Resources Inc. (b)	1,082	6,784
Nippon Mining Holdings Inc.	1,000	9,458
Nippon Oil Corp.	1,000	8,857
Noble Corp.	234	12,390
Noble Energy Inc.	205	15,691
Norsk Hydro ASA	558	8,193
Occidental Petroleum Corp.	752	51,926
Oil States International Inc. (b) (f)	365	15,764
OMV AG	141	10,541
Overseas Shipholding Group Inc.	267	19,865
Paladin Resources Ltd. (b) (f)	1,112	8,657
Parallel Petroleum Corp. (b) (f)	444	9,089
Parker Drilling Co. (b)	955	8,060
Patterson-UTI Energy Inc. (f)	1,415	28,215
Peabody Energy Corp.	207	11,540
Penn Virginia Corp.	278	13,455
Petrohawk Energy Corp. (b)	1,459	26,992
Petroleum Development Corp. (b) (f)	181	8,221
Petroleum Geo-Services ASA (b)	332	9,774
PetroQuest Energy Inc. (b)	612	7,895
PHI Inc. (b)	239	8,269
Pioneer Drilling Co. (b)	474	5,773
Pioneer Natural Resources Co. (f)	1,253	63,928
Plains Exploration & Production Co. (b)	680	34,646
Pogo Producing Co.	522	31,090
Pride International Inc. (b)	1,625	59,963
Quicksilver Resources Inc. (b)	485	27,645
Repsol YPF SA	691	27,276
Rosetta Resources Inc. (b)	418	7,942
Royal Dutch Shell Plc - Class A	3,019	132,140
Royal Dutch Shell Plc - Class B	2,283	99,451
RPC Inc. (f)	423	4,728
Santos Ltd.	546	7,207
Schlumberger Ltd.	952	91,935
SeaDrill Ltd. (b)	311	7,403
Ship Finance International Ltd.	229	6,270
Smith International Inc.	190	12,550
Southwestern Energy Co. (b)	1,623	83,958
Spectra Energy Corp.	500	12,990
Statoil ASA	965	32,657
Stone Energy Corp. (b)	234	10,432
Sulphco Inc. (b) (f)	1,653	10,546
Sunoco Inc.	125	9,200
Superior Energy Services Inc. (b)	763	28,292
Swift Energy Co. (b)	212	10,055
Technip SA (f)	92	8,245
Tidewater Inc.	503	27,499
Total SA (f)	1,765	142,279
Transocean Inc. (b)	218	26,023

Trico Marine Services Inc. (b) (f)	204	6,620
TXCO Resources Inc. (b)	585	6,792
Uranium Resources Inc. (b) (f)	657	8,180
USEC Inc. (b) (f)	644	5,667
VAALCO Energy Inc. (b) (f)	1,156	5,872
Valero Energy Corp.	456	32,116
VeraSun Energy Corp. (b) (f)	453	6,143
Warren Resources Inc. (b) (f)	608	9,229
Weatherford International Ltd. (b)	254	16,487
Western Refining Inc.	148	5,428
W-H Energy Services Inc. (b)	205	11,800
Whiting Petroleum Corp. (b)	266	14,380
Willbros Group Inc. (b)	189	7,233
Williams Cos. Inc.	449	16,384
Woodside Petroleum Ltd. (f)	544	26,622
World Fuel Services Corp.	193	8,548
XTO Energy Inc.	274	18,188
		3,991,458
FINANCIALS - 14.7%
3i Group Plc	425	9,588
Acadia Realty Trust	312	8,268
ACE Ltd.	279	16,910
Advance America Cash Advance Centers Inc.	532	5,086
Aegon NV	1,246	25,738
AFLAC Inc.	397	24,924
Alabama National Bancorp	135	10,641
Alexander’s Inc. (b) (f)	19	7,637
Alexandria Real Estate Equities Inc.	202	20,834
Alfa Corp.	415	7,553
Allianz AG	364	81,843
Allied Irish Banks Plc	725	18,105
Allstate Corp.	491	25,728
Alpha Bank AE	320	11,839
AMB Property Corp.	924	60,383
AMBAC Financial Group Inc. (f)	124	4,566
AMCORE Financial Inc.	239	5,667
American Campus Communities Inc. (f)	274	7,793
American Capital Strategies Ltd.	148	6,425
American Equity Investment Life Holding Co. (f)	599	5,852
American Express Co.	986	60,097
American Financial Group Inc.	637	19,046
American Financial Realty Trust	1,039	7,003
American International Group Inc.	2,091	131,984
American Physicians Capital Inc.	178	7,754
AmeriCredit Corp. (b) (f)	1,021	14,406
Ameriprise Financial Inc.	202	12,722
AMP Ltd.	1,581	15,138
AmTrust Financial Services Inc.	351	4,896
Anchor BanCorp Wisconsin Inc.	178	4,378
Anthracite Capital Inc. (f)	613	5,100
Anworth Mortgage Asset Corp.	820	5,601
Aon Corp.	266	12,055
Apartment Investment & Management Co. (f)	135	6,309

Apollo Investment Corp.	692	14,394
Ares Capital Corp.	430	7,155
Argo Group International Holdings Ltd. (b)	175	7,457
Arthur J Gallagher & Co.	967	25,732
Ashford Hospitality Trust Inc.	627	6,170
Aspen Insurance Holdings Ltd.	640	17,510
Assicurazioni Generali SpA	927	44,071
Associated Bancorp	1,325	38,240
Assured Guaranty Ltd.	492	11,350
Asta Funding Inc. (f)	173	6,148
Astoria Financial Corp.	805	20,922
ASX Ltd.	413	22,270
Australia & New Zealand Banking Group Ltd. (f)	1,859	52,484
AvalonBay Communities Inc.	68	8,340
Aviva Plc	1,978	31,073
AXA Asia Pacific Holdings Ltd.	1,556	11,904
AXA SA (f)	1,318	58,917
Banca Monte dei Paschi di Siena SpA	1,462	9,339
Banca Popolare di Milano SCRL	450	7,059
Banche Popolari Unite Scpa	491	13,649
Banco Bilbao Vizcaya Argentaria SA	2,942	74,024
Banco Bilbao Vizcaya Argentaria SA - ADR	126	3,179
Banco Comercial Portugues SA (f)	4,687	22,676
Banco Latinoamericano de Exportaciones SA	246	4,790
Banco Popolare SpA (b)	311	7,465
Banco Popular Espanol SA (f)	816	14,243
Banco Santander Central Hispano SA (f)	5,186	112,682
Bank Mutual Corp.	843	9,366
Bank of America Corp.	3,592	173,422
Bank of East Asia Ltd.	1,200	8,165
Bank of Hawaii Corp.	582	30,939
Bank of Ireland	734	13,546
Bank of New York Mellon Corp. (a)	920	44,942
Bank of Yokohama Ltd.	1,000	7,096
Banner Corp. (f)	183	5,977
Barclays Plc	5,015	62,983
BB&T Corp.	439	16,230
Bear Stearns Cos. Inc. (f)	94	10,678
Berkshire Hills Bancorp Inc.	157	4,375
BioMed Realty Trust Inc.	505	12,064
BNP Paribas (f)	654	72,084
BOC Hong Kong Holdings Ltd.	8,500	24,072
Boston Private Financial Holdings Inc.	342	9,836
Boston Properties Inc.	70	7,584
British Land Co. Plc	293	6,604
Broadridge Financial Solutions Inc.	1,442	28,840
Brown & Brown Inc.	1,070	26,953
Calamos Asset Management Inc.	291	9,900
Capital One Financial Corp.	318	20,858
Capital Southwest Corp. (f)	91	11,117
Capital Trust Inc. - Class A	156	5,260
CapitaLand Ltd.	1,000	5,630
CapLease Inc.	716	6,702

Cascade Bancorp	251	4,828
Cash America International Inc.	203	7,917
Cathay General Bancorp	905	28,028
Cattles Plc	907	6,431
Cedar Shopping Centers Inc.	490	6,297
Centerline Holding Co. (f)	432	5,962
Central Pacific Financial Corp. (f)	258	5,787
Challenger Financial Services Group Ltd.	2,402	14,354
Charles Schwab Corp.	812	18,871
Chemical Financial Corp. (f)	234	5,850
Cheung Kong Holdings Ltd.	1,000	19,615
China Bank Ltd.	1,000	8,026
Chittenden Corp.	366	13,037
Chubb Corp.	349	18,619
Cincinnati Financial Corp.	275	10,940
CIT Group Inc.	166	5,850
Citigroup Inc.	4,069	170,491
Citizens Banking Corp.	557	8,478
City National Corp.	422	28,527
CME Group Inc.	47	31,314
CNP Assurances	70	8,922
Cohen & Steers Inc.	127	4,774
Colonial BancGroup Inc.	1,544	29,614
Columbia Banking System Inc.	290	9,010
Comerica Inc. (f)	194	9,056
Commerce Bancorp Inc.	221	9,006
Commerce Group Inc.	876	31,965
Commerzbank AG	525	22,267
Commonwealth Bank of Australia	1,170	67,385
Community Bank System Inc.	339	7,088
Community Banks Inc.	180	5,465
Community Trust Bancorp Inc.	188	5,480
Consolidated-Tomoka Land Co.	108	7,400
Corporate Office Properties Trust SBI MD	215	8,886
Corus Bankshares Inc. (f)	449	4,948
Countrywide Financial Corp. (f)	479	7,434
Cousins Properties Inc. (f)	543	15,633
Credit Agricole SA	482	19,054
Credit Saison Co. Ltd.	200	6,377
Credit Suisse Group	906	60,927
Crystal River Capital Inc. (f)	280	4,073
Cullen/Frost Bankers Inc.	627	33,344
CVB Financial Corp.	852	9,985
Daiwa Securities Group Inc.	1,000	9,637
Danske Bank A/S	392	17,275
DBS Group Holdings Ltd.	2,000	31,304
DCT Industrial Trust Inc.	1,282	13,756
Delphi Financial Group	349	13,524
Deutsche Bank AG	413	55,069
Deutsche Boerse AG	170	26,817
Deutsche Postbank AG	113	8,260
Developers Diversified Realty Corp.	160	8,064
Dexia SA	651	20,878

DiamondRock Hospitality Co.	477	9,139
Digital Realty Trust Inc.	387	17,024
Discover Financial Services	401	7,739
DnB NOR ASA	637	10,504
Dollar Financial Corp. (b)	238	7,806
Downey Financial Corp. (f)	172	7,006
Duke Realty Corp.	1,399	44,978
EastGroup Properties Inc.	169	8,058
Eaton Vance Corp.	1,244	62,237
Education Realty Trust Inc.	528	6,832
EFG Eurobank Ergasias SA	237	9,221
Employer Holdings Inc.	440	8,430
Enstar Group Ltd. (b) (f)	51	6,538
Entertainment Properties Trust	164	8,999
Equity Lifestyle Properties Inc.	162	8,139
Equity One Inc. (f)	659	17,253
Equity Residential	180	7,520
Erste Bank der Oesterreichischen Sparkassen AG	208	16,873
Everest Re Group Ltd.	618	65,842
Extra Space Storage Inc.	427	6,712
EZCORP Inc. - Class A (b)	480	6,317
Fannie Mae	742	42,324
FBL Financial Group Inc. - Class A	175	7,084
Federated Investors Inc. - Class B	307	13,201
FelCor Lodging Trust Inc.	414	8,669
Fidelity National Financial Inc. - Class A	2,261	34,797
Fifth Third Bancorp	488	15,265
Financial Federal Corp.	265	7,160
First American Corp. (f)	919	27,662
First Bancorp / Puerto Rico	818	7,190
First Cash Financial Services Inc. (b)	302	5,937
First Charter Corp. (f)	297	8,999
First Commonwealth Financial Corp. (f)	538	6,182
First Community Bancorp Inc.	462	22,499
First Financial Bankshares Inc.	151	5,894
First Industrial Realty Trust Inc.	303	12,347
First Merchants Corp.	484	10,672
First Midwest Bancorp Inc.	632	21,286
First Niagara Financial Group Inc.	1,889	24,935
First Potomac Realty Trust	268	5,601
First State Bancorp	549	9,317
FirstFed Financial Corp. (b) (f)	153	6,545
FirstMerit Corp.	1,592	33,750
FNB Corp. (f)	707	11,750
Fondiaria-Sai SpA	163	7,907
Fortis	1,696	54,195
FPIC Insurance Group Inc. (b)	177	7,395
Franklin Resources Inc.	147	19,063
Franklin Street Properties Corp.	431	7,004
Freddie Mac	542	28,309
Freedom Acquisition Holding Inc. (b) (f)	630	8,341
Friends Provident Plc	1,880	7,193
Frontier Financial Corp. (f)	329	7,301

Fukuoka Financial Group Inc.	1,000	6,445
Gecina SA	41	7,008
General Growth Properties Inc.	128	6,958
Genworth Financial Inc. - Class A	498	13,595
Getty Realty Corp.	252	7,164
GFI Group Inc. (b) (f)	125	10,790
Glacier Bancorp Inc. (f)	505	10,272
Glimcher Realty Trust (f)	292	6,482
Goldman Sachs Group Inc.	349	86,524
Goodman Group	1,302	8,440
GPT Group	1,701	7,360
Gramercy Capital Corp. (f)	253	6,672
Great Portland Estates Plc	575	6,833
Greene County Bancshares Inc.	196	6,282
Greenhill & Co. Inc.	137	10,135
Groupe Bruxelles Lambert SA	70	8,939
Hammerson Plc	253	5,850
Hancock Holding Co. (f)	202	7,682
Hang Lung Properties Ltd.	2,000	9,622
Hang Seng Bank Ltd.	700	14,301
Hanover Insurance Group Inc.	448	20,639
Harleysville Group Inc.	205	6,390
Harleysville National Corp.	515	7,761
Hartford Financial Services Group Inc.	256	24,840
HBOS Plc	2,883	52,333
HCC Insurance Holdings Inc.	1,086	32,461
Healthcare Realty Trust Inc. (f)	322	8,514
Hersha Hospitality Trust	761	8,226
Highwoods Properties Inc.	838	30,134
Hilb Rogal & Hobbs Co.	286	12,604
Hilltop Holdings Inc. (b) (f)	670	8,053
Home Properties Inc.	208	10,695
Hong Kong Exchanges & Clearing Ltd.	1,000	33,382
Horace Mann Educators Corp.	756	15,642
Hospitality Properties Trust	892	35,323
Host Hotels & Resorts Inc.	430	9,529
HSBC Holdings Plc	9,748	192,759
Huntington Bancshares Inc.	435	7,791
Hypo Real Estate Holding AG	226	13,425
ICAP Plc	833	10,133
Independent Bank Corp.	353	10,442
IndyMac Bancorp Inc. (f)	639	8,575
Infinity Property & Casualty Corp.	163	6,556
ING Groep NV	1,494	67,174
Inland Real Estate Corp.	457	6,809
Insurance Australia Group Ltd.	2,247	9,884
Interactive Brokers Group Inc. (b)	291	8,401
IntercontinentalExchange Inc. (b)	62	11,048
International Bancshares Corp.	401	8,766
International Securities Exchange Inc. - Class A (f)	265	17,768
Intesa Sanpaolo SpA	6,262	49,526
Invesco Plc	669	10,259
Investec Plc	604	7,297

Investors Bancorp Inc. (b) (f)	496	7,440
Investors Real Estate Trust	437	4,740
IPC Holdings Ltd. (f)	462	13,818
Janus Capital Group Inc. (f)	229	7,903
Japan Prime Realty Investment Corp.	2	8,047
Japan Real Estate Investment Corp. (f)	1	12,437
Japan Retail Fund Investment Corp.	1	7,426
Jefferies Group Inc.	928	24,805
Jones Lang LaSalle Inc. (f)	308	29,362
JPMorgan Chase & Co.	2,791	131,177
KBC Groep NV	147	20,591
KBW Inc. (b)	213	6,452
KeyCorp	436	12,404
Kimco Realty Corp.	174	7,224
Klepierre (f)	123	6,667
KNBT Bancorp Inc.	481	8,244
Knight Capital Group Inc. (b) (f)	737	9,883
Land Securities Group Plc	254	8,683
LandAmerica Financial Group Inc. (f)	181	5,030
LaSalle Hotel Properties	261	10,785
Legal & General Group Plc	5,272	15,358
Legg Mason Inc.	109	9,040
Lehman Brothers Holdings Inc.	421	26,666
Lend Lease Corp. Ltd. (f)	537	10,070
Leopalace21 Corp.	200	6,385
Leucadia National Corp. (f)	230	11,652
Lexington Realty Trust	485	9,598
Liberty International Plc	285	7,088
Liberty Property Trust	922	34,686
Lincoln National Corp.	225	14,033
Link REIT	4,000	9,075
Lloyds TSB Group Plc	4,318	48,977
Loews Corp.	349	17,132
London Stock Exchange Group Plc	249	8,698
LTC Properties Inc.	286	7,247
M&T Bank Corp. (f)	67	6,665
Macerich Co.	698	59,826
Mack-Cali Realty Corp.	684	27,080
Macquarie Bank Ltd. (f)	203	16,213
Maguire Properties Inc. (f)	228	6,213
Man Group Plc	1,276	15,601
Mapfre SA (f)	1,730	8,119
MarketAxess Holdings Inc. (b)	366	5,735
Marsh & McLennan Cos. Inc.	450	11,651
Marshall & Ilsley Corp.	341	14,561
Max Capital Group Ltd.	438	12,391
MB Financial Inc.	355	11,836
MBIA Inc. (f)	117	5,036
MCG Capital Corp. (f)	438	6,136
Medical Properties Trust Inc. (f)	510	6,696
Mediobanca SpA (f)	689	16,338
Mercury General Corp.	420	21,550
Merrill Lynch & Co. Inc.	850	56,117

MetLife Inc.	596	41,035
MFA Mortgage Investments Inc.	1,014	8,680
Mid-America Apartment Communities Inc.	167	8,684
Millea Holdings Inc.	600	23,613
Mitsubishi Estate Co. Ltd.	1,000	29,978
Mitsubishi UFJ Financial Group Inc.	7,000	70,043
Mitsui Fudosan Co. Ltd.	1,000	27,664
Mitsui Sumitomo Insurance Co. Ltd.	1,000	11,469
Mitsui Trust Holding Inc.	1,000	8,002
Mizuho Financial Group Inc.	8	44,964
Montpelier Re Holdings Ltd.	812	14,535
Moody’s Corp. (f)	193	8,438
Morgan Stanley	898	60,399
Muenchener Rueckversicherungs AG	163	31,266
National Australia Bank Ltd.	1,200	48,550
National Bank of Greece SA	712	49,485
National City Corp.	693	16,805
National Financial Partners Corp. (f)	290	15,854
National Health Investors Inc.	236	6,912
National Penn Bancshares Inc.	524	8,835
National Retail Properties Inc.	417	10,571
National Western Life Insurance Co.	27	5,867
Nationwide Health Properties Inc. (f)	1,594	49,765
Navigators Group Inc. (b)	162	9,769
Nelnet Inc. - Class A (f)	285	5,295
New York Community Bancorp Inc.	3,176	59,105
NewAlliance Bancshares Inc.	1,469	20,551
Nikko Cordial Corp. (f)	500	7,160
Nippon Building Fund Inc.	1	14,506
Nomura Holdings Inc.	1,800	32,075
Nomura Real Estate Office Fund Inc.	1	10,157
Nordea Bank AB	2,047	36,609
Northern Trust Corp.	161	12,109
NTT Urban Development Corp.	4	9,023
Nuveen Investments Inc. - Class A	730	47,304
NYSE Euronext	161	15,113
Odyssey Re Holdings Corp.	209	7,771
Old Mutual Plc	4,362	16,689
Old National Bancorp (f)	547	9,140
Old Republic International Corp.	2,214	33,941
Omega Healthcare Investors Inc.	440	7,361
OMX AB	424	17,822
optionsXpress Holdings Inc.	317	9,434
ORIX Corp.	80	16,410
Oversea-Chinese Banking Corp.	6,000	38,521
Pacific Capital Bancorp	414	8,582
Park National Corp. (f)	126	9,987
Parkway Properties Inc.	153	6,579
Partners Trust Financial Group Inc.	396	4,918
Pennsylvania Real Estate Investment Trust (f)	281	10,720
Phoenix Cos. Inc.	821	11,313
Pico Holdings Inc. (b) (f)	224	9,240
Pinnacle Financial Partners Inc. (b) (f)	301	8,786

Piper Jaffray Cos. (b)	134	6,888
Piraeus Bank SA	286	11,467
Platinum Underwriters Holdings Ltd.	435	15,660
Plum Creek Timber Co. Inc. (f)	196	8,755
PMI Group Inc.	817	13,097
PNC Financial Services Group Inc.	247	17,824
Portfolio Recovery Associates Inc. (f)	167	7,533
Post Properties Inc.	304	12,464
Potlatch Corp.	600	28,596
Preferred Bank	195	5,797
Presidential Life Corp.	355	6,252
Primus Guaranty Ltd. (b) (f)	634	5,807
Principal Financial Group Inc.	270	18,271
PrivateBancorp Inc. (f)	187	5,266
ProAssurance Corp. (b)	298	16,432
Progressive Corp.	769	14,227
Prologis	266	19,083
Prosperity Bancshares Inc.	341	11,021
Protective Life Corp.	703	30,138
Provident Bankshares Corp.	380	9,375
Provident Financial Services Inc.	1,028	16,284
Provident New York Bancorp	380	4,829
Prudential Financial Inc.	392	37,914
Prudential plc (a)	1,869	30,390
PS Business Parks Inc.	110	6,413
Public Storage Inc.	80	6,478
QBE Insurance Group Ltd.	909	27,818
Radian Group Inc. (f)	748	9,417
RAIT Investment Trust (f)	605	5,506
Ramco-Gershenson Properties Trust	205	5,865
Raymond James Financial Inc.	875	32,594
Rayonier Inc.	681	32,885
Realty Income Corp.	686	20,264
Regency Centers Corp.	672	48,035
Regions Financial Corp.	589	15,974
Renasant Corp.	357	8,300
Resolution Plc	595	9,038
Resona Holdings Inc. (f)	4	7,168
RLI Corp.	199	11,576
Royal Bank of Scotland Group Plc	7,761	83,350
S&T Bancorp Inc. (f)	225	7,452
Safeco Corp.	108	6,253
Safety Insurance Group Inc.	154	5,538
Sampo Oyj	333	10,434
Sandy Spring Bancorp Inc.	175	5,201
Saul Centers Inc.	141	7,730
SBI Holdings Inc.	23	7,297
Seacoast Banking Corp. (f)	345	5,054
SEI Investments Co.	1,136	35,920
Selective Insurance Group (f)	492	11,961
Senior Housing Properties Trust	463	10,380
Signature Bank (b)	252	8,606
Simon Property Group Inc.	141	14,680

Skandinaviska Enskilda Banken AB	576	17,637
SLM Corp.	336	15,846
Societe Generale - Class A	291	48,838
Sompo Japan Insurance Inc.	1,000	11,761
South Financial Group Inc.	539	11,136
Sovereign Bancorp Inc.	399	5,758
Sovran Self Storage Inc.	147	6,955
StanCorp Financial Group Inc.	572	31,534
Standard Life Plc	1,947	11,518
State Auto Financial Corp.	225	6,192
State Street Corp. (f)	285	22,734
Sterling Bancshares Inc.	614	7,491
Sterling Financial Corp. / PA	455	8,349
Sterling Financial Corp. / WA	338	7,605
Stewart Information Services Corp.	180	5,220
Stifel Financial Corp. (b) (f)	202	11,464
Stockland (f)	1,232	10,349
Strategic Hotel Capital Inc.	512	11,182
Sumitomo Mitsui Financial Group Inc. (f)	5	40,957
Sumitomo Trust & Banking Co. Ltd.	1,000	7,456
Sun Communities Inc.	437	13,329
Sun Hung Kai Properties Ltd.	2,000	38,222
Suncorp-Metway Ltd.	1,157	21,982
Sunstone Hotel Investors Inc.	450	12,515
SunTrust Banks Inc.	286	20,764
Susquehanna Bancshares Inc.	502	10,125
SVB Financial Group (b) (f)	595	30,815
Svenska Handelsbanken - Class A	698	23,131
Swire Pacific Ltd.	1,000	14,282
Swiss Life Holding (b)	31	8,564
Swiss Reinsurance	281	26,368
Synovus Financial Corp. (f)	376	9,911
T&D Holdings Inc.	200	12,037
T. Rowe Price Group Inc.	220	14,133
Tanger Factory Outlet Centers Inc.	200	8,424
TCF Financial Corp.	1,168	26,595
Technology Investment Capital Corp.	483	6,303
Tejon Ranch Co. (b) (f)	140	5,611
Texas Capital Bancshares Inc. (b)	390	8,631
TierOne Corp.	310	7,084
Tokyu Land Corp.	1,000	10,360
Tompkins Financial Corp.	231	9,596
Torchmark Corp. (f)	197	12,837
Tower Group Inc.	251	7,578
Travelers Cos. Inc.	538	28,089
TrustCo Bank Corp. (f)	701	7,389
Trustmark Corp.	383	10,337
U.S. Bancorp	1,372	45,496
UBS AG	1,592	85,138
UCBH Holdings Inc.	807	13,775
UDR Inc.	1,343	31,883
UMB Financial Corp.	410	17,220
Umpqua Holdings Corp. (f)	470	7,957

Unibail-Rodamco	94	23,368
UniCredito Italiano SpA	7,693	65,863
United America Indemnity Ltd. (b)	223	4,917
United Bankshares Inc.	293	8,878
United Community Banks Inc. (f)	326	7,218
United Fire & Casualty Co.	233	7,465
United Overseas Bank Ltd.	2,000	30,003
Unitrin Inc. (f)	398	18,431
Universal American Financial Corp. (b)	285	6,914
Universal Health Realty Income Trust (f)	221	8,170
Unum Group	375	8,753
Urstadt Biddle Properties Inc. - Class A	469	7,795
U-Store-It Trust	380	4,902
Vornado Realty Trust	74	8,267
Wachovia Corp.	1,605	73,397
Waddell & Reed Financial Inc. - Class A	1,423	47,272
Washington Federal Inc.	1,021	24,667
Washington Mutual Inc.	736	20,520
Washington Real Estate Investment Trust (f)	270	9,509
Webster Financial Corp.	598	21,672
Weingarten Realty Investors	794	30,378
Wells Fargo & Co.	3,272	111,281
WesBanco Inc.	233	5,375
West Coast Bancorp	286	7,756
WestAmerica Bancorp (f)	689	33,127
Westfield Group	1,167	23,862
Westpac Banking Corp.	2,044	57,371
Wilmington Trust Corp.	789	28,696
Wing Hang Bank Ltd.	500	5,892
Winthrop Realty Trust	1,139	6,219
Wintrust Financial Corp.	259	9,516
World Acceptance Corp. (b)	166	5,355
WR Berkley Corp.	1,557	46,850
WSFS Financial Corp.	177	10,206
XL Capital Ltd. - Class A	202	14,534
Zenith National Insurance Corp.	293	11,773
Zions Bancorp	137	8,098
Zurich Financial Services AG	114	34,321
		9,401,270
HEALTH CARE - 7.8%
Abaxis Inc. (b)	345	10,115
Abbott Laboratories	1,246	68,057
Acadia Pharmaceuticals Inc. (b)	536	8,244
Acorda Therapeutics Inc. (b)	409	8,290
Adams Respiratory Therapeutics Inc. (b) (f)	220	9,667
Advanced Medical Optics Inc. (b) (f)	531	14,576
Aetna Inc.	417	23,423
Affymetrix Inc. (b) (f)	1,096	27,904
Air Methods Corp. (b) (f)	279	15,058
Akorn Inc. (b) (f)	1,248	9,210
Alexion Pharmaceuticals Inc. (b) (f)	229	17,519
Alfresa Holdings Corp.	100	5,813
Align Technology Inc. (b) (f)	558	11,551

Alkermes Inc. (b)	696	11,275
Allergan Inc.	212	14,327
Allscripts Healthcare Solutions Inc. (b) (f)	297	8,227
Alnylam Pharmaceuticals Inc. (b) (f)	364	11,495
Alpharma Inc. - Class A (f)	324	6,681
AMAG Pharmaceuticals Inc. (b)	131	8,561
Amedisys Inc. (b)	237	10,061
American Medical Systems Holdings Inc. (b) (f)	502	6,421
AMERIGROUP Corp. (b)	354	12,390
AmerisourceBergen Corp.	173	8,150
Amgen Inc. (b)	1,007	58,517
AMN Healthcare Services Inc. (b)	283	5,380
Amsurg Corp. (b)	339	8,967
Analogic Corp.	139	7,944
AngioDynamics Inc. (b)	392	7,840
Applera Corp. - Applied Biosystems Group	213	7,911
Applera Corp. - Celera Genomics Group (b) (f)	558	9,101
Apria Healthcare Group Inc. (b)	687	16,605
Arena Pharmaceuticals Inc. (b) (f)	604	5,804
Ariad Pharmaceuticals Inc. (b) (f)	1,518	7,742
Array BioPharma Inc. (b) (f)	604	6,765
ArthroCare Corp. (b)	195	12,644
Assisted Living Concepts Inc. (b)	639	5,623
Astellas Pharma Inc.	500	22,196
AstraZeneca Plc	1,280	63,158
Auxilium Pharmaceuticals Inc. (b)	531	14,024
Barr Pharmaceuticals Inc. (b)	156	8,942
Baxter International Inc.	595	35,706
Beckman Coulter Inc.	643	45,537
Becton Dickinson & Co.	157	13,103
Biogen Idec Inc. (b)	245	18,238
BioMarin Pharmaceutical Inc. (b) (f)	610	16,915
Bio-Rad Laboratories Inc. - Class A (b)	120	11,590
Boston Scientific Corp. (b)	939	13,024
Bradley Pharmaceuticals Inc. (b) (f)	379	7,455
Bristol-Myers Squibb Co.	1,428	42,826
Bruker BioSciences Corp. (b)	752	7,783
Cardinal Health Inc.	296	20,137
Celgene Corp. (b)	370	24,420
Centene Corp. (b)	321	7,489
Cephalon Inc. (b)	615	45,350
Cepheid Inc. (b)	400	10,352
Cerner Corp. (b) (f)	617	36,749
Charles River Laboratories International Inc. (b)	589	34,162
Chemed Corp.	211	12,095
Chugai Pharmaceutical Co. Ltd. (f)	400	6,929
Cie Generale d’Optique Essilor International SA	164	10,450
Cigna Corp.	240	12,598
Community Health Systems Inc. (b)	886	29,176
Computer Programs & Systems Inc.	229	5,672
Conceptus Inc. (b) (f)	366	8,026
Conmed Corp. (b)	337	9,584
Covance Inc. (b)	644	53,130

Coventry Health Care Inc. (b)	156	9,408
Covidien Ltd.	379	15,766
CR Bard Inc.	94	7,859
Cross Country Healthcare Inc. (b)	357	5,608
CSL Ltd.	453	15,563
Cubist Pharmaceuticals Inc. (b)	431	10,085
CV Therapeutics Inc. (b) (f)	559	5,724
Cyberonics Inc. (b)	378	5,481
Cypress Bioscience Inc. (b)	335	4,519
Daiichi Sankyo Co. Ltd.	700	19,907
Datascope Corp.	214	7,732
DENTSPLY International Inc.	1,524	63,216
Dionex Corp. (b)	138	12,144
DJO Inc. (b)	182	9,091
Eclipsys Corp. (b)	379	8,550
Edwards Lifesciences Corp. (b) (f)	495	24,859
Eisai Co. Ltd.	100	4,198
Elan Corp. Plc (b)	550	13,151
Eli Lilly & Co.	716	38,771
Endo Pharmaceuticals Holdings Inc. (b) (f)	1,322	38,735
Enzo Biochem Inc. (b) (f)	468	5,667
Enzon Pharmaceuticals Inc. (b)	805	7,672
eResearch Technology Inc. (b)	285	3,164
Exelixis Inc. (b)	867	9,537
Express Scripts Inc. (b)	224	14,134
Forest Laboratories Inc. (b)	222	8,674
Fresenius Medical Care AG & Co. KGaA	177	9,348
Gen-Probe Inc. (b)	451	31,579
Gentiva Health Services Inc. (b)	409	7,763
Genzyme Corp. (b)	200	15,194
Geron Corp. (b) (f)	888	6,784
Getinge AB - Class B	348	9,204
Gilead Sciences Inc. (b)	819	37,830
GlaxoSmithKline Plc	4,605	118,541
GN Store Nord (b)	528	5,617
Greatbatch Inc. (b) (f)	290	7,209
Haemonetics Corp. (b)	206	10,586
Halozyme Therapeutics Inc. (b)	696	6,389
Health Management Associates Inc. (f)	2,643	17,470
Health Net Inc. (b)	1,053	56,451
HealthExtras Inc. (b)	228	6,644
HealthSouth Corp. (b)	500	10,025
HealthSpring Inc. (b)	347	7,287
Healthways Inc. (b) (f)	241	14,629
Henry Schein Inc. (b) (f)	879	52,652
Hillenbrand Industries Inc. (f)	619	34,181
Hologic Inc. (b)	2,002	135,996
Hospira Inc. (b)	232	9,589
Human Genome Sciences Inc. (b) (f)	895	8,467
Humana Inc. (b)	141	10,568
ICU Medical Inc. (b)	161	6,456
Idevus Pharmaceuticals Inc. (b)	1,099	8,462
Illumina Inc. (b) (f)	478	26,840

Immucor Inc. (b)	461	14,867
IMS Health Inc.	284	7,160
Incyte Corp. (b)	1,336	11,570
Integra LifeSciences Holdings Corp. (b)	183	8,870
InterMune Inc. (b) (f)	254	5,060
Intuitive Surgical Inc. (b)	370	120,942
Invacare Corp. (f)	318	8,605
inVentiv Health Inc. (b)	221	9,333
Inverness Medical Innovations Inc. (b)	338	20,310
Invitrogen Corp. (b) (f)	425	38,620
Isis Pharmaceuticals Inc. (b) (f)	701	12,352
Johnson & Johnson	2,326	151,585
Kendle International Inc. (b) (f)	187	7,542
Kensey Nash Corp. (b) (f)	245	6,703
Keryx Biopharmaceuticals Inc. (b) (f)	586	6,036
Kindred Healthcare Inc. (b)	533	11,321
KV Pharmaceutical Co. - Class A (b)	328	10,280
Kyphon Inc. (b) (f)	801	56,775
Laboratory Corp. of America Holdings (b) (f)	106	7,288
Landauer Inc.	162	7,982
LCA-Vision Inc. (f)	227	3,875
LHC Group Inc. (b) (f)	274	6,297
LifeCell Corp. (b)	323	14,231
LifePoint Hospitals Inc. (b)	530	16,176
Ligand Pharmaceuticals Inc. - Class B (f)	958	5,153
Lincare Holdings Inc. (b) (f)	820	28,511
Luminex Corp. (b) (f)	614	9,787
Magellan Health Services Inc. (b)	263	11,072
MannKind Corp. (b) (f)	530	4,839
Manor Care Inc. (f)	166	11,052
Martek Biosciences Corp. (b)	458	13,992
Matria Healthcare Inc. (b) (f)	271	6,959
McKesson Corp.	221	14,608
Medarex Inc. (b)	841	10,050
Medco Health Solutions Inc. (b)	222	20,952
Mediceo Paltac Holdings Co. Ltd. (f)	400	5,814
Medicines Co. (b)	331	6,339
Medics Pharmaceutical Corp. (f)	858	25,474
Medivation Inc. (b) (f)	323	6,747
Medtronic Inc.	1,015	48,152
Mentor Corp. (f)	258	10,983
Merck & Co. Inc.	1,747	101,780
Merck KGaA	75	9,381
Meridian Bioscience Inc.	289	9,563
Merit Medical Systems Inc. (b) (f)	492	6,421
MGI Pharma Inc. (b)	553	18,017
Millennium Pharmaceuticals Inc. (b) (f)	3,308	39,101
Mitsubishi Tanabe Pharma Corp.	1,000	11,522
Molina Healthcare Inc. (b)	240	9,146
Momenta Pharmaceuticals Inc. (b) (f)	496	6,453
Mylan Inc.	384	5,775
Myriad Genetics Inc. (b) (f)	258	14,283
Nabi Biopharmaceuticals (b) (f)	1,150	4,438

Neurocrine Biosciences Inc. (b) (f)	749	6,928
Nobel Biocare Holding AG	26	7,564
Novartis AG	1,865	99,175
Noven Pharmaceuticals Inc. (b) (f)	306	4,730
Novo-Nordisk A/S - Class B	176	21,823
NuVasive Inc. (b)	338	14,463
Omnicare Inc. (f)	1,261	37,200
Omnicell Inc. (b) (f)	419	11,062
OMRIX Biopharmaceuticals Inc. (b)	207	7,212
Onyx Pharmaceuticals Inc. (b) (f)	487	22,748
OraSure Technologies Inc. (b)	810	7,347
OSI Pharmaceuticals Inc. (b) (f)	396	16,462
Owens & Minor Inc.	284	11,513
Par Pharmaceutical Cos. Inc. (b)	733	13,517
Parexel International Corp. (b)	269	12,374
Patterson Cos. Inc. (b)	184	7,196
PDL BioPharma Inc. (b) (f)	1,007	21,348
Perrigo Co.	1,181	28,002
Pfizer Inc.	5,695	140,154
Pharmaceutical Product Development Inc.	1,067	45,070
PharmaNet Development Group Inc. (b)	353	11,437
PharMerica Corp. (b) (f)	209	3,333
Pharmion Corp. (b) (f)	303	14,580
Phase Forward Inc. (b)	397	9,445
PolyMedica Corp.	193	10,221
PRA International Inc. (b)	309	9,329
Progenics Pharmaceuticals Inc. (b) (f)	303	7,017
PSS World Medical Inc. (b) (f)	457	9,231
Psychiatric Solutions Inc. (b) (f)	1,035	40,986
Quest Diagnostics Inc. (f)	147	7,817
Quidel Corp. (b)	573	11,832
Regeneron Pharmaceuticals Inc. (b) (f)	389	8,558
Res-Care Inc. (b)	319	7,835
Resmed Inc. (b) (f)	815	33,765
Rigel Pharmaceuticals Inc. (b) (f)	657	6,918
Roche Holding AG	562	95,866
Salix Pharmaceuticals Ltd. (b) (f)	641	7,500
Sanofi-Aventis	842	73,839
Santen Pharmaceutical Co. Ltd.	300	7,052
Savient Pharmaceuticals Inc. (b)	696	9,800
Schering-Plough Corp.	1,290	39,371
Sciele Pharma Inc. (b) (f)	325	8,268
Sepracor Inc. (b)	954	26,273
Sirona Dental Systems Inc. (b) (f)	203	6,829
Smith & Nephew Plc	783	10,574
Sonic Healthcare Ltd. (f)	665	10,725
SonoSite Inc. (b) (f)	192	6,756
Sonova Holding AG	72	8,080
Spectranetics Corp. (b)	534	8,544
St. Jude Medical Inc. (b)	308	12,545
Stereotaxis Inc. (b)	488	7,515
STERIS Corp.	1,038	30,144
Stryker Corp.	195	13,845
Sun Healthcare Group Inc. (b) (f)	444	7,171
Sunrise Senior Living Inc. (b) (f)	343	12,691
SurModics Inc. (b) (f)	133	7,546
Suzuken Co. Ltd.	200	6,457
Symmetry Medical Inc. (b)	424	7,272
Synthes Inc.	57	7,115
Takeda Pharmaceutical Co. Ltd.	700	43,725
Techne Corp. (b)	346	22,573
Terumo Corp.	200	9,789
Thermo Fisher Scientific Inc. (b)	248	14,585
Thoratec Corp. (b) (f)	444	8,867
Trizetto Group (b)	425	6,945
UCB SA	114	6,691
United Therapeutics Corp. (b)	172	11,772
UnitedHealth Group Inc.	1,078	52,984
Universal Health Services Inc.	488	23,790
Valeant Pharmaceutical International (b)	1,462	21,272
Vanda Pharmaceuticals Inc. (b)	498	7,470
Varian Inc. (b)	500	36,945
Varian Medical Systems Inc. (b)	228	11,120
VCA Antech Inc. (b)	760	34,998
Ventana Medical Systems Inc. (b) (f)	481	42,328
Vertex Pharmaceuticals Inc. (b) (f)	1,315	42,527
ViroPharma Inc. (b) (f)	533	4,588
Vital Images Inc. (b) (f)	224	3,930
Vital Signs Inc.	121	6,401
Volcano Corp. (b)	334	5,708
WellCare Health Plans Inc. (b) (f)	406	9,821
WellPoint Inc. (b)	490	38,823
West Pharmaceutical Services Inc.	185	7,648
William Demant Holding AS (b)	96	8,797
Wright Medical Group Inc. (b)	335	8,878
Wyeth	1,141	55,487
XenoPort Inc. (b)	168	8,245
XOMA Ltd. (b)	2,201	8,078
Zimmer Holdings Inc. (b)	168	11,674
Zoll Medical Corp. (b)	268	6,555
ZymoGenetics Inc. (b)	501	6,738
		4,965,516

INDUSTRIALS - 9.8%
3M Corp.	577	49,830
A P Moller - Maersk A/S	1	13,799
AAR Corp. (b)	267	8,557
ABB Ltd.	1,593	47,911
ABM Industries Inc.	475	11,172
ABX Air Inc. (b) (f)	1,126	7,116
Acciona SA	42	12,959
ACCO Brands Corp. (b)	346	7,418
ACS Actividades de Construccion y Servicios SA	138	8,538
Actuant Corp. - Class A	237	16,348
Acuity Brands Inc.	277	13,241
Adecco SA	114	6,854
Administaff Inc.	182	7,258
Advisory Board Co. (b)	164	10,530
AECOM Technology Corp. (b)	292	9,861
AGCO Corp. (b)	793	47,326
AirTran Holdings Inc. (b)	1,497	15,584
Aker Kvaerner ASA	310	10,802
Alaska Air Group Inc. (b) (f)	673	17,094
Albany International Corp.	220	8,250
Alexander & Baldwin Inc.	513	26,871
Alfa Laval AB	173	13,699
Alliant Techsystems Inc. (b) (f)	317	34,994
Alstom RGPT	86	20,293
AMERCO Inc. (b) (f)	90	5,808
American Commercial Lines Inc. (b) (f)	432	6,441
American Reprographics Co. (b) (f)	234	4,746
American Science & Engineering Inc.	131	7,918
American Standard Cos. Inc.	208	7,752
American Superconductor Corp. (b) (f)	312	8,471
Ameron International Corp.	102	11,003
Ametek Inc.	984	46,248
AO Smith Corp.	208	7,777
Apogee Enterprises Inc.	242	5,694
Applied Industrial Technology Inc.	309	10,954
Arkansas Best Corp.	217	5,957
Asahi Glass Co. Ltd.	1,000	13,772
Asciano Group (b)	597	4,683
Astec Industries Inc. (b)	222	10,061
ASV Inc. (b) (f)	479	5,576
Atlantia SpA (f)	247	9,703
Atlas Air Worldwide Holdings Inc. (b)	175	10,253
Atlas Copco AB - Class A	544	9,099
Avery Dennison Corp.	115	6,659
Avis Budget Group Inc. (b)	923	19,263
Badger Meter Inc. (f)	237	9,113
BAE Systems Plc	2,503	25,918
Baldor Electric Co.	407	16,410
Barnes Group Inc.	405	14,876
BE Aerospace Inc. (b)	83	4,125
Belden Inc.	339	19,754
Blount International Inc. (b) (f)	580	7,093
Boeing Co.	667	65,760

Bowne & Co. Inc.	476	8,273
Brady Corp. - Class A	349	12,878
Brambles Ltd.	1,322	17,597
Briggs & Stratton Corp. (f)	398	8,959
Brink’s Co.	432	27,065
British Airways Plc (b)	756	6,999
Bucyrus International Inc. - Class A	234	19,305
Bunzl Plc	634	9,538
Burlington Northern Santa Fe Corp.	288	25,099
Capita Group Plc	635	9,883
Carlisle Cos. Inc.	572	22,565
Cascade Corp.	147	9,258
Caterpillar Inc.	535	39,916
Cathay Pacific Airways Ltd.	4,000	11,932
CBIZ Inc. (b)	875	7,875
Central Japan Railway Co.	1	10,345
Cenveo Inc. (b) (f)	374	8,445
Ceradyne Inc. (b)	196	13,408
CH Robinson Worldwide Inc.	165	8,237
Charter Plc (b)	440	9,917
ChoicePoint Inc. (b)	783	30,788
Cie de Saint-Gobain	264	28,295
Clarcor Inc.	533	19,433
Clean Harbors Inc. (b)	161	7,926
Cobham Plc	2,058	9,008
Columbus Mckinnon Corp. (b)	204	6,769
Comfort Systems USA Inc.	617	9,021
Commercial Vehicle Group Inc. (b)	371	5,057
COMSYS IT Partners Inc. (b)	386	6,863
Consolidated Graphics Inc. (b)	132	8,445
Con-Way Inc.	466	19,856
Cooper Industries Ltd. - Class A	159	8,330
Copart Inc. (b)	635	24,371
Corporate Executive Board Co.	365	26,006
CoStar Group Inc. (b) (f)	146	8,395
CRA International Inc. (b)	149	7,715
Crane Co.	522	24,764
CSX Corp.	332	14,864
Cubic Corp.	209	9,405
Cummins Inc.	90	10,796
Curtiss-Wright Corp.	326	18,351
Dai Nippon Printing Co. Ltd.	1,000	14,517
Daikin Industries Ltd.	300	15,110
Danaher Corp.	195	16,706
Davis Service Group Plc	791	8,956
Deere & Co.	184	28,502
Deluxe Corp.	929	37,476
Deutsche Post AG	638	19,324
Dollar Thrifty Automotive Group Inc. (b) (f)	196	6,762
Donaldson Co. Inc.	733	31,416
Dover Corp.	177	8,142
DRS Technologies Inc.	378	21,712
DSV A/S	430	11,366

Dun & Bradstreet Corp.	574	55,592
Dynamic Materials Corp.	88	4,841
DynCorp International Inc. (b)	320	7,245
Eagle Bulk Shipping Inc.	303	10,329
East Japan Railway Co.	3	24,712
Eaton Corp.	169	15,646
EDO Corp. (f)	205	11,890
EMCOR Group Inc. (b)	540	18,592
Emerson Electric Co.	913	47,723
Encore Wire Corp.	354	7,434
Energy Conversion Devices Inc. (b) (f)	502	13,700
EnerSys (b)	488	8,843
Ennis Inc.	319	6,520
EnPro Industries Inc. (b)	235	9,637
Equifax Inc.	96	3,696
ESCO Technologies Inc. (b) (f)	240	9,934
Esterline Technologies Corp. (b)	226	12,380
European Aeronautic Defence & Space Co. NV	298	10,118
Evergreen Solar Inc. (b) (f)	1,030	11,907
Expeditors International Washington Inc.	273	13,827
Experian Group Ltd.	874	9,168
Exponent Inc. (b)	270	8,157
Fanuc Ltd.	200	21,924
Fastenal Co.	1,115	49,595
Federal Signal Corp.	637	8,529
FedEx Corp.	238	24,595
Finmeccanica SpA	258	7,658
First Solar Inc. (b) (f)	39	6,194
Flowserve Corp.	517	40,822
Fluor Corp.	96	15,168
Fomento de Construcciones y Contratas SA	77	6,703
Force Protection Inc. (b) (f)	597	10,686
Forward Air Corp.	260	8,484
Franklin Electric Co. Inc.	254	11,067
FreightCar America Inc. (f)	138	5,962
FTI Consulting Inc. (b)	309	16,779
Fuel Tech Inc. (b) (f)	196	5,796
FuelCell Energy Inc. (b)	839	8,440
G&K Services Inc. - Class A	201	8,149
Gamesa Corp. Tecnologica SA	284	14,398
GATX Corp.	444	18,191
Genco Shipping & Trading Ltd.	154	11,071
GenCorp Inc. (b) (f)	504	5,937
General Cable Corp. (b) (f)	56	4,030
General Dynamics Corp.	306	27,834
General Electric Co.	8,427	346,855
Genesee & Wyoming Inc. - Class A (b)	299	8,767
Genlyte Group Inc. (b)	192	12,499
Geo Group Inc. (b) (f)	416	13,158
GeoEye Inc. (b)	302	9,456
Global Cash Access Inc. (b)	421	4,206
Goodman Global Inc. (b)	273	6,729
Goodrich Corp.	171	11,912

Gorman-Rupp Co. (f)	236	9,138
Graco Inc.	679	26,725
GrafTech International Ltd. (b)	721	13,627
Granite Construction Inc.	621	26,591
Greenbrier Cos. Inc.	298	7,960
Group 4 Securicor Plc	2,120	9,334
Grupo Ferrovial SA (f)	80	6,959
Harsco Corp.	822	49,830
Hays Plc	2,503	7,143
Healthcare Services Group	404	8,872
Heartland Express Inc. (f)	528	7,360
Heico Corp. (f)	201	10,942
Heidrick & Struggles International Inc. (b)	154	6,656
Herman Miller Inc.	1,071	29,153
Hexcel Corp. (b) (f)	674	16,870
HNI Corp. (f)	494	21,420
Honeywell International Inc.	641	38,723
Horizon Lines Inc. - Class A (f)	244	7,676
HUB Group Inc. - Class A (b)	291	7,383
Hubbell Inc. - Class B	541	29,755
Hudson Highland Group Inc. (b)	468	5,373
Huron Consulting Group Inc. (b)	150	10,482
Hutchison Whampoa Ltd.	2,000	25,137
IDEX Corp.	648	22,952
IHS Inc. (b)	198	12,484
II-VI Inc. (b)	250	8,685
IKON Office Solutions Inc.	769	10,151
Illinois Tool Works Inc.	419	23,992
IMI Plc	802	9,364
Ingersoll-Rand Co. Ltd. - Class A	255	12,839
Insituform Technologies Inc. - Class A (b) (f)	311	4,372
Insteel Industries Inc.	438	5,081
InterLine Brands Inc. (b)	347	8,290
Intertek Group Plc	478	10,227
Invensys Plc (b)	1,448	9,845
ITOCHU Corp.	1,000	12,637
ITT Corp.	253	16,931
Jacobs Engineering Group Inc. (b)	162	14,118
JB Hunt Transport Services Inc.	955	26,473
JetBlue Airways Corp. (b) (f)	2,820	25,747
Joy Global Inc.	1,049	60,905
Kadant Inc. (b)	252	8,182
Kajima Corp. (f)	2,000	7,083
Kaman Corp. - Class A	348	13,123
Kawasaki Kisen Kaisha Ltd.	1,000	13,880
Kaydon Corp.	276	14,846
KBR Inc. (b)	1,579	67,708
Keisei Electric Railway Co. Ltd.	1,000	5,510
Kelly Services Inc. - Class A	455	9,569
Kenexa Corp. (b)	235	6,890
Kennametal Inc.	418	38,126
Keppel Corp. Ltd.	1,000	10,279
Kforce Inc. (b)	420	5,057

Kingspan Group Plc	295	6,944
Kintetsu Corp. (f)	3,000	9,120
Knight Transportation Inc. (f)	468	7,474
Knoll Inc.	355	6,741
Komatsu Ltd.	1,000	33,527
Korn/Ferry International (b) (f)	675	12,933
Kubota Corp.	1,000	8,395
Kuehne & Nagel International AG	107	11,472
L-3 Communications Holdings Inc.	113	12,389
Labor Ready Inc. (b) (f)	432	7,595
Ladish Co. Inc. (b)	210	9,637
Layne Christensen Co. (b)	169	9,623
LB Foster Co. (b)	177	7,620
Lincoln Electric Holdings Inc.	401	28,972
Lindsay Corp.	239	11,759
Lockheed Martin Corp.	258	28,390
M&F Worldwide Corp. (b) (f)	88	4,616
Macquarie Infrastructure Group	3,650	10,835
MAN AG	103	18,381
Manpower Inc.	857	64,052
Marubeni Corp.	2,000	17,173
Masco Corp.	435	10,475
McGrath RentCorp	183	6,273
Meitec Corp. (f)	300	8,841
Metso Oyj	155	9,421
Middleby Corp. (b)	150	9,776
Mine Safety Appliances Co. (f)	510	23,353
Mitsubishi Corp.	1,200	37,362
Mitsubishi Electric Corp.	2,000	24,384
Mitsubishi Heavy Industries Ltd.	4,000	23,295
Mitsubishi Logistics Corp.	1,000	14,456
Mitsui & Co. Ltd.	1,000	25,938
Mitsui OSK Lines Ltd.	1,000	16,528
Mobile Mini Inc. (b)	290	5,200
Mondi Plc	271	2,512
Monster Worldwide Inc. (b)	167	6,777
Moog Inc. - Class A (b)	280	12,922
MSC Industrial Direct Co. - Class A	487	23,722
MTR Corp.	6,000	20,801
Mueller Industries Inc.	300	10,788
Mueller Water Products Inc.	1,011	11,879
NACCO Industries Inc. - Class A	46	4,764
National Express Group Plc	353	9,674
Navigant Consulting Inc. (b) (f)	810	10,676
NCI Building Systems Inc. (b)	162	6,347
Nippon Express Co. Ltd.	1,000	5,029
Nippon Yusen KK	1,000	10,324
Nordic American Tanker Shipping Ltd. (f)	196	7,583
Nordson Corp.	538	28,783
Norfolk Southern Corp.	318	16,425
Northrop Grumman Corp.	277	23,163
Obayashi Corp.	1,000	5,039
Okumura Corp. (f)	2,000	10,586

Old Dominion Freight Line Inc. (b)	324	7,319
On Assignment Inc. (b)	664	5,538
Orbital Sciences Corp. (b)	423	10,799
Orkla ASA	965	17,927
Oshkosh Truck Corp.	690	37,398
Paccar Inc.	321	17,835
Pacer International Inc.	311	4,583
Parker Hannifin Corp.	205	16,476
Pentair Inc.	956	33,833
Perini Corp. (b)	253	14,510
PHH Corp. (b) (f)	412	9,212
Pitney Bowes Inc.	370	14,815
Power-One Inc. (b) (f)	1,071	6,073
Precision Castparts Corp.	133	19,925
Quanta Services Inc. (b) (f)	1,499	49,467
Raven Industries Inc.	186	8,037
Raytheon Co.	337	21,437
RBC Bearings Inc. (b)	272	10,932
Regal-Beloit Corp.	246	12,064
Rentokil Initial Plc	2,544	9,098
Republic Airways Holdings Inc. (b)	265	5,642
Republic Services Inc. - Class A	1,572	53,747
Resources Connection Inc.	366	8,334
Robbins & Myers Inc.	170	12,291
Robert Half International Inc.	187	5,627
Rockwell Automation Inc.	144	9,919
Rockwell Collins Inc.	143	10,698
Rollins Inc.	569	17,281
Rolls-Royce Group Plc (b)	1,498	16,758
Roper Industries Inc.	895	63,375
RR Donnelley & Sons Co.	224	9,025
Rush Enterprises Inc. - Class A (b)	297	5,033
Sacyr Vallehermoso SA (f)	131	6,156
SAIC Inc. (b)	643	12,674
Sandvik AB	1,286	24,295
Sanwa Holdings Corp.	1,000	5,274
Scania AB	348	9,505
Schneider Electric SA (virt-x) (f)	239	32,906
School Specialty Inc. (b) (f)	208	7,020
Secom Co. Ltd.	200	10,290
Sequa Corp. - Class A (b)	105	18,251
SGS SA	7	9,173
Shimizu Corp. (f)	2,000	10,468
Siemens AG	676	91,772
Simpson Manufacturing Co. Inc. (f)	359	10,766
Singapore Airlines Ltd.	940	12,832
Skanska AB	328	6,480
SKF AB - Class B	722	14,009
SkyWest Inc.	514	14,027
SMC Corp.	100	13,395
Smiths Group Plc	538	12,619
Societe BIC SA	112	8,704
Sojitz Corp.	1,500	6,886

Southwest Airlines Co. (f)	782	11,112
Spherion Corp. (b)	746	6,505
SPX Corp.	517	52,372
Standard Parking Corp. (b)	203	8,709
Standex International Corp.	400	8,576
Stericycle Inc. (b)	820	47,831
Sulzer AG	7	11,228
Sumitomo Corp.	1,000	17,424
Sumitomo Electric Industries Ltd.	1,100	17,809
Sumitomo Heavy Industries Ltd.	1,000	13,211
Taisei Corp.	3,000	9,026
Taser International Inc. (b) (f)	451	7,509
Team Inc. (b)	264	8,498
Teledyne Technologies Inc. (b)	260	13,601
Teleflex Inc.	387	28,332
TeleTech Holdings Inc. (b)	327	8,152
Tennant Co.	343	16,176
Terex Corp. (b)	121	8,981
Tetra Tech Inc. (b)	433	10,111
Textron Inc.	216	14,949
Thomas & Betts Corp. (b)	515	28,845
Timken Co.	887	29,502
Titan International Inc. (f)	175	5,296
TNT NV	362	14,808
Toll Holdings Ltd. (f)	597	7,461
Tomkins Plc	1,622	7,479
Toppan Printing Co. Ltd.	1,000	9,756
Transurban Group	1,299	8,842
Travis Perkins Plc	201	6,081
Tredegar Corp.	345	6,010
Trinity Industries Inc.	717	25,912
Triumph Group Inc.	149	11,863
Tyco Electronics Ltd.	379	13,519
Tyco International Ltd.	379	15,603
UAP Holding Corp.	359	11,427
Union Pacific Corp.	216	27,657
United Industrial Corp. (f)	154	12,446
United Parcel Service Inc. - Class B	841	63,159
United Rentals Inc. (b)	575	19,659
United Stationers Inc. (b)	230	13,319
United Technologies Corp.	773	59,204
Universal Forest Products Inc.	277	9,919
Vallourec	30	8,694
Valmont Industries Inc.	141	13,497
Vedior NV	221	5,012
Vestas Wind Systems A/S (b)	185	16,503
Viad Corp.	192	6,804
Vinci SA (f)	266	21,816
Wabtec Corp.	390	14,637
Walter Industries Inc.	300	9,192
Washington Group International Inc. (b)	191	18,594
Waste Connections Inc. (b)	514	17,378
Waste Management Inc.	445	16,194

Watsco Inc.	218	9,078
Watson Wyatt Worldwide Inc.	295	14,063
Watts Water Technologies Inc. (f)	250	7,108
Werner Enterprises Inc.	918	17,460
Wesfarmers Ltd. (f)	616	25,348
Wolseley Plc	601	10,416
Woodward Governor Co.	264	17,688
WW Grainger Inc.	112	10,071
Yamato Transport Co. Ltd.	1,000	14,750
YRC Worldwide Inc. (b) (f)	530	13,027
Zodiac SA (f)	116	8,032
		6,247,568
INFORMATION TECHNOLOGY - 10.1%
3Com Corp. (b)	6,313	30,807
Acacia Research Corp. (b)	583	9,625
ACI Worldwide Inc. (b) (f)	609	13,928
Actel Corp. (b)	430	4,897
Activision Inc. (b)	2,564	60,639
Actuate Corp. (b)	1,062	9,335
Acxiom Corp.	628	8,252
Adaptec Inc. (b)	1,674	5,909
ADC Telecommunications Inc. (b)	1,245	23,282
Adobe Systems Inc. (b)	445	21,316
ADTRAN Inc.	1,060	25,514
Advanced Analogic Technologies Inc. (b)	705	8,516
Advanced Energy Industries Inc. (b)	413	6,608
Advanced Micro Devices Inc. (b) (f)	1,039	13,590
Advantest Corp.	200	5,802
Advent Software Inc. (b) (f)	333	18,425
Affiliated Computer Services Inc. - Class A (b)	119	6,029
Agilent Technologies Inc. (b)	330	12,161
Agilysis Inc.	466	8,062
Alcatel-Lucent (f)	1,777	17,246
Alliance Data Systems Corp. (b)	763	61,345
Altera Corp.	396	7,770
AMIS Holdings Inc. (b)	738	5,660
Amkor Technology Inc. (b) (f)	835	9,461
Amphenol Corp. - Class A	1,747	77,340
Anadigics Inc. (b) (f)	744	10,974
Analog Devices Inc.	330	11,042
Anaren Inc. (b)	439	6,879
Andrew Corp. (b)	2,572	37,706
Anixter International Inc. (b)	238	17,100
Ansoft Corp. (b)	244	7,340
Ansys Inc. (b)	512	19,871
Apple Inc. (b)	705	133,915
Applied Materials Inc.	1,109	21,537
Applied Micro Circuits Corp. (b) (f)	2,191	7,055
Ariba Inc. (b) (f)	1,008	13,044
Arris Group Inc. (b) (f)	763	8,775
Arrow Electronics Inc. (b)	1,112	44,458
Art Technology Group Inc. (b)	2,044	9,423
ASML Holding NV (b)	390	13,581

Aspen Technology Inc. (b) (f)	708	12,348
Atheros Communications Inc. (b)	366	12,847
Atmel Corp. (b) (f)	5,233	25,589
ATMI Inc. (b)	277	8,903
Authorize.Net Holdings Inc. (b)	370	8,647
Autodesk Inc. (b)	195	9,536
Automatic Data Processing Inc.	466	23,095
Avid Technology Inc. (b) (f)	323	9,493
Avnet Inc. (b)	1,510	62,997
Avocent Corp. (b) (f)	813	21,975
Axcelis Technologies Inc. (b)	1,338	6,275
Bankrate Inc. (b) (f)	206	9,466
BearingPoint Inc. (b) (f)	1,390	6,658
Benchmark Electronics Inc. (b)	471	9,660
Black Box Corp.	186	7,436
Blackbaud Inc.	314	8,462
Blackboard Inc. (b)	260	12,974
Blue Coat Systems Inc. (b) (f)	276	11,203
BMC Software Inc. (b)	229	7,749
Borland Software Corp. (b) (f)	1,434	6,281
Brightpoint Inc. (b)	580	9,396
Broadcom Corp. - Class A (b)	624	20,311
Brocade Communications Systems Inc. (b)	688	6,543
Brooks Automation Inc. (b)	555	7,204
Business Objects SA (b)	199	11,957
CA Inc.	384	10,157
Cabot Microelectronics Corp. (b)	230	9,126
CACI International Inc. - Class A (b) (f)	233	12,547
Cadence Design Systems Inc. (b)	2,503	49,059
Canon Inc.	800	40,480
Cap Gemini SA (f)	124	7,903
C-COR Inc. (b)	700	8,582
Ceridian Corp. (b)	1,299	46,686
CheckFree Corp. (b)	787	37,406
Checkpoint Systems Inc. (b)	327	9,892
Chordiant Software Inc. (b)	443	6,375
Cirrus Logic Inc. (b)	1,134	6,974
Cisco Systems Inc. (b)	5,100	168,606
Citrix Systems Inc. (b)	288	12,381
CNET Networks Inc. (b) (f)	1,148	9,276
Cogent Inc. (b)	708	10,457
Cognex Corp.	411	7,390
Cognizant Technology Solutions Corp. (b)	208	8,624
Coherent Inc. (b)	257	8,430
Cohu Inc.	387	6,347
CommScope Inc. (b)	694	32,736
CommVault Systems Inc. (b)	380	7,729
Computer Sciences Corp. (b)	151	8,817
Comtech Group Inc. (b)	429	9,228
Comtech Telecommunications Corp. (b) (f)	205	11,121
Concur Technologies Inc. (b)	274	9,875
Corning Inc.	1,190	28,881
Credence Systems Corp. (b) (f)	1,500	4,575

Cree Inc. (b) (f)	698	19,544
CSG Systems International Inc. (b)	770	15,808
CTS Corp.	497	6,138
Cymer Inc. (b)	268	11,390
Cypress Semiconductor Corp. (b)	1,698	62,062
Daktronics Inc. (f)	261	7,783
Dassault Systemes SA	147	9,201
DealerTrack Holdings Inc. (b) (f)	243	11,929
Dell Inc. (b)	1,900	58,140
Diebold Inc.	596	24,937
Digital River Inc. (b) (f)	746	39,583
Diodes Inc. (b) (f)	330	10,910
DSP Group Inc. (b)	528	8,337
DST Systems Inc. (b) (f)	529	44,812
DTS Inc. (b)	165	4,690
Dycom Industries Inc. (b)	784	22,148
Earthlink Inc. (b)	1,099	8,693
eBay Inc. (b)	920	33,212
Electro Scientific Industries Inc. (b) (f)	387	8,444
Electronic Arts Inc. (b)	252	15,402
Electronic Data Systems Corp.	424	9,154
Electronics for Imaging Inc. (b)	453	10,328
Elpida Memory Inc. (b) (f)	100	3,450
EMC Corp. (b)	1,701	43,188
Emulex Corp. (b)	613	13,278
Entegris Inc. (b)	1,035	9,450
Epicor Software Corp. (b) (f)	577	6,739
EPIQ Systems Inc. (b)	435	8,435
Equinix Inc. (b) (f)	274	31,965
Euronet Worldwide Inc. (b)	263	8,424
Exar Corp. (b)	600	7,296
Extreme Networks (b)	1,862	8,156
F5 Networks Inc. (b)	872	31,418
Fair Isaac Corp.	557	21,121
Fairchild Semiconductor International Inc. (b)	1,108	20,221
FEI Co. (b) (f)	296	8,587
Fidelity National Information Services Inc.	143	6,595
Finisar Corp. (b) (f)	2,415	5,603
Fiserv Inc. (b)	149	8,255
FLIR Systems Inc. (b)	471	32,683
FormFactor Inc. (b)	325	12,711
Foundry Networks Inc. (b)	1,051	22,218
Foxconn International Holdings Ltd. (b)	2,000	5,576
Fujitsu Ltd.	2,000	15,703
Gartner Inc. - Class A (b)	1,232	26,981
Genesis Microchip Inc. (b)	769	5,675
Global Payments Inc.	634	30,153
Google Inc. - Class A (b)	187	132,209
Harmonic Inc. (b)	1,073	13,219
Harris Corp.	1,321	80,000
Heartland Payment Systems Inc. (f)	237	7,110
Hewlett-Packard Co.	2,115	109,303
Hitachi Ltd.	4,000	26,787

Hittite Microwave Corp. (b)	159	7,990
Hoya Corp.	400	14,566
Hutchinson Technology Inc. (b)	397	9,421
Ibiden Co. Ltd.	100	8,477
Imation Corp.	576	12,833
Immersion Corp. (b)	468	7,577
Infineon Technologies AG (b)	621	9,112
Informatica Corp. (b)	639	10,914
InfoSpace Inc. (f)	380	7,345
Ingram Micro Inc. - Class A (b)	1,246	26,465
Insight Enterprises Inc. (b)	413	11,415
Integrated Device Technology Inc. (b)	1,738	23,341
Intel Corp.	4,848	130,411
Intermec Inc. (b) (f)	378	9,609
Internap Network Services Corp. (b) (f)	393	6,547
International Business Machines Corp.	1,159	134,583
International Rectifier Corp. (b) (f)	637	21,263
Internet Capital Group Inc. (b)	765	9,823
Intersil Corp.	1,254	38,046
Interwoven Inc. (b)	532	7,549
Intevac Inc. (b)	301	5,288
Intuit Inc. (b)	299	9,619
ION Geophysical Corp. (b) (f)	572	8,666
Ipass Inc. (b) (f)	1,327	6,370
Itron Inc. (b) (f)	187	20,101
Ixia (b)	813	8,504
j2 Global Communications Inc. (b)	359	12,095
Jabil Circuit Inc. (f)	318	6,910
Jack Henry & Associates Inc.	1,299	37,957
JDA Software Group Inc. (b)	187	4,668
Juniper Networks Inc. (b)	441	15,876
Kemet Corp. (b) (f)	1,096	7,749
KLA-Tencor Corp.	185	9,740
Knot Inc. (b)	297	5,758
Konica Minolta Holdings Inc.	500	8,753
Kulicke & Soffa Industries Inc. (b) (f)	929	7,033
Kyocera Corp.	200	17,000
L-1 Identity Solutions Inc. (b) (f)	516	9,582
Lam Research Corp. (b)	1,245	62,499
Lattice Semiconductor Corp. (b)	1,532	6,404
Lawson Software Inc. (b)	1,055	11,911
Linear Technology Corp. (f)	328	10,831
Littelfuse Inc. (b)	186	5,920
LogicaCMG Plc	2,230	7,546
LoopNet Inc. (b)	283	5,335
Loral Space & Communications Inc. (b) (f)	139	5,613
LSI Logic Corp. (b)	881	5,815
Macrovision Corp. (b)	807	19,368
Magma Design Automation Inc. (b)	487	7,251
Manhattan Associates Inc. (b)	259	7,811
Mantech International Corp. - Class A (b)	212	8,429
Marchex Inc. - Class B (f)	583	6,582
MasTec Inc. (b)	440	6,948

Mattson Technology Inc. (b)	837	7,265
MAXIMUS Inc. (f)	159	7,619
McAfee Inc. (b)	1,602	66,243
MEMC Electronic Materials Inc. (b)	253	18,525
Mentor Graphics Corp. (b) (f)	1,279	20,490
Mercury Computer Systems Inc. (b) (f)	584	9,134
Methode Electronics Inc.	622	7,800
Micrel Inc.	836	7,566
Microchip Technology Inc.	297	9,851
Micron Technology Inc. (b) (f)	622	6,537
Micros Systems Inc. (b)	296	21,259
Microsemi Corp. (b)	526	13,997
Microsoft Corp.	6,918	254,652
MicroStrategy Inc. - Class A (b)	68	6,686
MKS Instruments Inc. (b)	345	6,928
Molex Inc.	247	7,054
MoneyGram International Inc.	768	12,250
Motorola Inc.	1,865	35,043
MPS Group Inc. (b)	1,652	20,171
MSC Software Corp. (b)	504	6,955
MTS Systems Corp.	129	5,739
Murata Manufacturing Co. Ltd.	200	12,171
National Instruments Corp.	530	17,193
National Semiconductor Corp.	344	8,648
NCR Corp. (b)	1,731	47,758
NEC Corp.	2,000	9,945
Net 1 UEPS Technologies Inc. (b) (f)	369	11,815
NetGear Inc. (b)	297	10,496
NetLogic Microsystems Inc. (b) (f)	211	7,005
Network Appliance Inc. (b) (f)	283	8,912
Newport Corp. (b) (f)	518	7,081
Nidec Corp.	100	7,514
Nintendo Co. Ltd.	100	63,508
Nokia Oyj	3,355	132,917
Nomura Research Institute Ltd.	500	17,674
Novatel Wireless Inc. (b)	437	11,362
Nuance Communications Inc. (b) (f)	879	19,435
Nvidia Corp. (b)	388	13,727
Obic Co. Ltd.	40	7,999
Omniture Inc. (b)	273	9,326
Omnivision Technologies Inc. (b) (f)	571	12,648
Omron Corp.	300	7,378
ON Semiconductor Corp. (b) (f)	1,763	17,983
Oracle Corp. (b)	3,345	74,159
Packeteer Inc. (b) (f)	574	4,988
Palm Inc. (b) (f)	2,007	18,103
Parametric Technology Corp. (b)	1,784	34,074
Park Electrochemical Corp.	366	11,463
Paychex Inc.	303	12,659
Perficient Inc. (b)	475	8,954
Perot Systems Corp. (b)	684	9,986
Photronics Inc. (b)	477	5,217
Plantronics Inc.	800	21,880

Plexus Corp. (b)	337	8,695
PLX Technology Inc. (b) (f)	208	2,171
PMC - Sierra Inc. (b) (f)	1,279	11,524
Polycom Inc. (b)	1,590	44,488
Powerwave Technologies Inc. (b) (f)	2,153	11,971
Progress Software Corp. (b)	324	10,598
QUALCOMM Inc.	1,440	61,531
Quality Systems Inc.	178	6,449
Quantum Corp. (b)	3,362	13,448
Quest Software Inc. (b)	532	9,257
Rackable Systems Inc. (b) (f)	680	9,289
Radiant Systems Inc. (b)	747	12,191
Radisys Corp. (b)	468	6,295
RealNetworks Inc. (b)	753	5,466
Renewable Energy Corp. AS (b)	200	10,192
RF Micro Devices Inc. (b) (f)	3,044	18,934
Ricoh Co. Ltd.	1,000	19,766
Rofin-Sinar Technologies Inc. (b)	129	10,142
Rohm Co. Ltd.	100	8,761
Rudolph Technologies Inc. (b)	490	6,385
S1 Corp. (b)	399	3,359
SanDisk Corp. (b) (f)	181	8,036
SAP AG	702	37,970
Sapient Corp. (b)	1,421	9,947
SAVVIS Inc. (b)	226	8,538
ScanSource Inc. (b) (f)	257	9,494
Secure Computing Corp. (b)	1,189	11,771
Semtech Corp. (b) (f)	1,274	21,798
Sigma Designs Inc. (b)	306	17,984
Silicon Laboratories Inc. (b)	489	21,369
Silicon Storage Technology Inc. (b) (f)	1,730	5,743
Sirenza Microdevices Inc. (b)	561	9,279
SiRF Technology Holdings Inc. (b)	370	11,030
Skyworks Solutions Inc. (b)	1,143	10,538
Smart Modular Technologies WWH Inc. (b)	505	4,464
Smith Micro Software Inc. (b) (f)	443	6,827
Sohu.com Inc. (b) (f)	325	19,471
Solera Holdings Inc. (b)	347	7,464
Sonic Solutions Inc. (b) (f)	479	5,747
SonicWALL Inc. (b)	926	9,575
Sonus Networks Inc. (b) (f)	1,779	12,275
Spansion Inc. (b) (f)	654	4,611
SPSS Inc. (b)	134	5,091
SRA International Inc. - Class A (b)	1,017	27,927
Standard Microsystems Corp. (b)	193	7,527
STMicroelectronics NV	648	11,086
Stratasys Inc. (b)	185	4,815
Sun Microsystems Inc. (b)	2,802	15,999
Supertex Inc. (b)	199	7,271
Sybase Inc. (b)	1,487	42,528
Sycamore Networks Inc. (b) (f)	2,074	8,856
SYKES Enterprises Inc. (b)	361	6,372
Symantec Corp. (b) (f)	720	13,522

Synaptics Inc. (b)	263	14,294
Synchronoss Technologies Inc. (b)	204	8,160
Synopsys Inc. (b)	1,239	35,014
Take-Two Interactive Software Inc. (b) (f)	540	10,141
TDK Corp.	100	8,207
Tech Data Corp. (b)	521	20,491
Technitrol Inc.	326	9,588
Tekelec (b) (f)	526	6,943
Telefonaktiebolaget LM Ericsson - Class B	11,913	35,634
Tellabs Inc. (b)	760	6,696
Teradata Corp.	182	5,192
Tessera Technologies Inc. (b)	331	12,641
Texas Instruments Inc.	1,155	37,653
THQ Inc. (b)	456	12,353
TIBCO Software Inc. (b)	1,535	14,091
Tokyo Electron Ltd.	100	5,873
Toshiba Corp. (f)	2,000	16,937
TriQuint Semiconductor Inc. (b)	1,854	11,625
TTM Technologies Inc. (b)	688	8,827
Tyler Technologies Inc. (b)	555	8,947
Ultimate Software Group Inc. (b)	232	8,006
Ultratech Inc. (b)	625	7,244
United Online Inc.	587	10,331
Universal Display Corp. (b) (f)	520	9,750
UTStarcom Inc. (b) (f)	1,807	5,782
ValueClick Inc. (b) (f)	1,772	48,181
Varian Semiconductor Equipment Associates Inc. (b)	188	8,652
VASCO Data Security International (b) (f)	283	7,483
Veeco Instruments Inc. (b) (f)	416	7,517
VeriSign Inc. (b) (f)	324	11,045
ViaSat Inc. (b)	262	7,991
Vignette Corp. (b)	457	7,879
Vishay Intertechnology Inc. (b)	1,683	21,189
VistaPrint Ltd. (b) (f)	366	17,411
Vocus Inc. (b)	232	8,347
Websense Inc. (b)	361	6,642
Western Digital Corp. (b)	2,259	58,553
Western Union Co.	611	13,466
Wind River Systems Inc. (b)	1,131	14,149
Wright Express Corp. (b)	299	11,571
Xerox Corp. (b)	789	13,760
Xilinx Inc.	328	8,003
X-Rite Inc.	544	7,567
Yahoo! Inc. (b)	972	30,229
Yahoo! Japan Corp. (f)	20	8,903
Zebra Technologies Corp. (b) (f)	702	27,441
Zoran Corp. (b)	535	13,643
		6,454,878
MATERIALS - 4.8%
A. Schulman Inc.	351	8,287
AbitibiBowater Inc.	553	18,955
AEP Industries Inc. (b)	146	5,818
Air Liquide (f)	192	26,419

Air Products & Chemicals Inc.	267	26,126
Airgas Inc.	724	36,540
AK Steel Holding Corp. (b)	57	2,857
Akzo Nobel NV	299	24,051
Albemarle Corp.	702	33,528
Alcoa Inc.	786	31,118
Allegheny Technologies Inc.	86	8,787
AMCOL International Corp. (f)	281	11,336
Amcor Ltd.	1,723	11,314
Anglo American Plc	1,093	75,317
Apex Silver Mines Ltd. (b) (f)	426	8,733
AptarGroup Inc.	600	26,820
ArcelorMittal	730	58,582
Arch Chemicals Inc.	234	10,675
Asahi Kasei Corp.	2,000	15,311
Ashland Inc.	113	6,635
BASF AG	450	62,251
Bayer AG (f)	608	50,676
BHP Billiton Ltd.	2,872	125,061
BHP Billiton Plc	2,041	77,705
Billerud AB	439	5,287
Boliden AB	303	5,343
Boral Ltd.	1,575	10,009
Brush Engineered Materials Inc. (b)	231	11,157
Buckeye Technologies Inc. (b)	651	11,666
Cabot Corp.	601	21,041
Calgon Carbon Corp. (b) (f)	358	5,334
Carpenter Technology Corp.	249	36,083
Century Aluminum Co. (b)	175	10,183
CF Industries Holdings Inc.	746	65,573
Chemtura Corp.	2,186	20,374
Ciba Specialty Chemicals AG	167	8,297
Cleveland-Cliffs Inc. (f)	426	40,747
Coeur d’Alene Mines Corp. (b) (f)	2,062	8,145
Commercial Metals Co.	1,056	33,137
Compass Minerals International Inc.	262	9,670
CRH Plc	430	16,406
Cytec Industries Inc.	406	27,084
Dow Chemical Co.	797	35,897
Eastman Chemical Co.	132	8,790
EI Du Pont de Nemours & Co.	781	38,667
Ferro Corp.	527	10,919
Florida Rock Industries Inc.	485	30,521
Flotek Industries Inc. (b) (f)	210	10,668
FMC Corp.	704	40,480
Freeport-McMoRan Copper & Gold Inc.	338	39,776
General Moly Inc.	852	8,188
Gibraltar Industries Inc.	332	5,983
Glatfelter	562	9,031
Graphic Packaging Corp. (b) (f)	1,801	8,861
Grief Inc.	230	14,628
Haynes International Inc. (b)	85	7,439
HB Fuller Co.	455	13,391

Headwaters Inc. (b) (f)	389	5,582
Hecla Mining Co. (b) (f)	1,018	9,793
Hercules Inc.	947	17,813
Holcim Ltd.	178	20,283
Holmen AB	235	9,249
Imperial Chemical Industries Plc	977	13,387
Innospec Inc.	336	7,153
International Paper Co.	505	18,665
James Hardie Industries NV	1,030	6,271
JFE Holdings Inc.	400	23,415
Johnson Matthey Plc	484	17,964
Kaiser Aluminum Corp.	110	8,336
Kobe Steel Ltd. (f)	3,000	10,802
Lafarge SA (f)	127	20,650
Linde AG	124	15,688
Louisiana-Pacific Corp.	1,013	16,674
Lubrizol Corp.	738	50,095
Lyondell Chemical Co.	2,441	115,825
Martin Marietta Materials Inc. (f)	408	52,775
Mercer International Inc. (b) (f)	657	6,176
Metal Management Inc.	206	10,829
Minerals Technologies Inc.	328	23,032
Mitsubishi Chemical Holdings Corp.	1,000	8,274
Monsanto Co.	427	41,688
Neenah Paper Inc.	243	8,262
Newcrest Mining Ltd.	508	15,486
NewMarket Corp. (f)	132	7,096
Newmont Mining Corp. (f)	357	18,157
Nippon Steel Corp.	5,000	33,233
Nitto Denko Corp.	200	9,764
Nucor Corp.	241	14,947
Olin Corp.	1,309	29,819
OM Group Inc. (b)	204	10,808
Orica Ltd.	272	7,902
Packaging Corp. of America	1,062	33,814
Pactiv Corp. (b)	219	6,016
PolyOne Corp. (b) (f)	1,040	8,310
PPG Industries Inc.	224	16,742
Praxair Inc.	399	34,107
Quanex Corp.	330	13,593
Rautaruukki Oyj	196	11,215
Reliance Steel & Aluminum Co.	603	35,185
Rexam Plc	758	8,550
Rio Tinto Ltd. (f)	231	23,978
Rio Tinto Plc	858	80,104
Rock-Tenn Co. - Class A	288	8,398
Rockwood Holdings Inc. (b)	309	12,079
Rohm & Haas Co.	190	9,857
Royal Gold Inc.	217	7,669
RPM International Inc.	1,180	25,287
RTI International Metals Inc. (b)	165	12,900
Salzgitter AG	60	11,795
Schnitzer Steel Industries Inc. - Class A	196	12,950

Schweitzer-Mauduit International Inc.	291	8,154
Scotts Miracle-Gro Co.	515	23,633
Sensient Technologies Corp.	868	25,945
Shin-Etsu Chemical Co. Ltd.	300	19,244
Silgan Holdings Inc.	178	9,713
Solvay SA	55	8,358
Sonoco Products Co.	976	30,178
Spartech Corp.	297	4,565
SSAB Svenskt Stal AB - Class B	400	11,776
Steel Dynamics Inc.	1,014	53,965
Stillwater Mining Co. (b) (f)	625	6,956
Stora Enso Oyj - Class R	586	10,746
Sumitomo Chemical Co. Ltd.	2,000	17,780
Sumitomo Metal Industries Ltd.	4,000	19,798
Sumitomo Metal Mining Co. Ltd.	1,000	22,315
Svenska Cellulosa AB	483	8,516
Syngenta AG	95	22,819
Terra Industries Inc. (b)	1,436	52,974
Texas Industries Inc.	179	13,078
ThyssenKrupp AG	323	21,522
Tokuyama Corp. (f)	1,000	13,968
Toray Industries Inc.	2,000	15,439
United States Steel Corp.	107	11,545
UPM-Kymmene Oyj	485	10,854
Valspar Corp.	1,171	29,310
Voestalpine AG	151	13,577
Vulcan Materials Co. (f)	91	7,781
Wausau Paper Corp.	737	7,377
Weyerhaeuser Co.	173	13,132
Worthington Industries Inc. (f)	1,299	32,475
WR Grace & Co. (b) (f)	479	14,178
Xstrata Plc	461	33,042
Zinifex Ltd.	527	8,340
Zoltek Cos. Inc. (b) (f)	158	6,992
		3,060,164
TELECOMMUNICATION SERVICES - 2.3%
Alaska Communications Systems Group Inc.	514	8,363
Alltel Corp.	317	22,555
AT&T Inc.	5,067	211,750
Belgacom SA (f)	225	10,752
Bouygues (f)	181	17,372
BT Group Plc	6,143	41,641
Cbeyond Inc. (b)	150	5,868
Cincinnati Bell Inc. (b)	3,949	21,404
Citizens Communications Co. (f)	142	1,870
Cogent Communications Group Inc. (b) (f)	300	8,304
Consolidated Communications Holdings Inc.	373	7,426
Deutsche Telekom AG	2,199	45,073
Dobson Communications Corp. (b) (f)	1,063	13,755
Elisa Oyj	249	7,383
Embarq Corp.	148	7,832
FairPoint Communications Inc.	401	7,414
France Telecom SA	1,521	56,094

General Communication Inc. - Class A (b)	496	5,819
Global Crossing Ltd. (b)	354	7,466
Golden Telecom Inc. (f)	167	17,276
Harris Stratex Networks Inc. - Class A (b)	403	7,705
Hellenic Telecommunications Organization SA	487	17,819
InterDigital Inc. (b)	360	7,736
Iowa Telecommunications Services Inc.	396	7,809
iPCS Inc. (f)	140	5,005
KDDI Corp.	2	15,105
NeuStar Inc. - Class A (b) (f)	647	22,127
Nippon Telegraph & Telephone Corp.	4	18,307
NTELOS Holdings Corp.	249	7,517
NTT DoCoMo Inc.	14	20,369
PAETEC Holding Corp. (b)	603	8,110
Portugal Telecom SGPS SA (f)	674	9,031
Premiere Global Services Inc. (b)	826	13,612
Qwest Communications International Inc. (b) (f)	2,136	15,336
Royal KPN NV	1,476	27,837
Rural Cellular Corp. - Class A (b)	161	7,144
Shenandoah Telecom Co.	375	8,963
Singapore Telecommunications Ltd.	6,000	17,062
SoftBank Corp.	600	14,013
Sprint Nextel Corp.	2,242	38,338
SureWest Communications (f)	283	7,494
Swisscom AG	20	7,394
Telecom Italia SpA	9,186	28,841
Telecom Italia SpA - RNC	5,962	15,407
Telefonica SA	3,720	122,806
Telekom Austria AG	505	14,484
Telenor ASA (b)	520	12,208
Telephone & Data Systems Inc.	1,008	70,358
TeliaSonera AB	1,662	16,353
Telstra Corp. Ltd.	2,450	10,723
Time Warner Telecom Inc. - Class A (b) (f)	1,000	23,240
USA Mobility Inc. (b)	349	5,459
Verizon Communications Inc.	2,380	109,647
Vodafone Group Plc	44,226	173,803
Windstream Corp. (f)	549	7,384
		1,439,963
UTILITIES - 3.5%
AES Corp. (b)	501	10,726
AGL Resources Inc.	699	27,631
Allegheny Energy Inc. (b)	170	10,312
Allete Inc.	275	12,015
Alliant Energy Corp.	1,049	41,960
Ameren Corp.	177	9,569
American Electric Power Co. Inc.	353	17,018
Aqua America Inc. (f)	1,344	31,261
Aquila Inc. (b)	5,959	24,909
Avista Corp.	418	9,217
Black Hills Corp.	605	26,874
California Water Service Group (f)	193	8,567
CenterPoint Energy Inc. (f)	390	6,536

Centrica Plc	2,771	21,246
Chubu Electric Power Co. Inc.	400	10,250
Cleco Corp.	499	13,149
CLP Holdings Ltd.	1,500	10,137
Consolidated Edison Inc. (f)	213	10,030
Consolidated Water Co. Ltd.	245	8,122
Constellation Energy Group Inc.	184	17,425
Contango Oil & Gas Co. (b)	188	8,313
Dominion Resources Inc. (f)	300	27,489
DPL Inc. (f)	1,048	30,434
DTE Energy Co. (f)	155	7,688
Duke Energy Corp.	983	18,844
E.ON AG	490	95,750
Edison International Inc.	309	17,950
El Paso Electric Co. (b)	381	9,277
Electric Power Development Co.	200	7,960
Empire District Electric Co.	316	7,600
Enel SpA (f)	3,836	45,925
Energias de Portugal SA	1,719	11,056
Energy East Corp.	1,553	43,298
Entergy Corp.	161	19,299
Equitable Resources Inc.	1,178	66,345
Exelon Corp.	563	46,605
FirstEnergy Corp.	259	18,052
Fortum Oyj	322	13,960
FPL Group Inc.	356	24,358
Gas Natural SDG SA	156	9,593
Gaz de France (f)	193	10,959
Great Plains Energy Inc.	984	29,363
Hawaiian Electric Industries Inc. (f)	974	22,597
Hong Kong & China Gas	3,300	8,879
Iberdrola SA (f)	3,134	50,439
IDACORP Inc.	723	25,225
Integrys Energy Group Inc. (f)	320	17,219
International Power Plc	1,301	13,228
ITC Holdings Corp.	364	20,835
Kansai Electric Power Co. Inc.	400	9,008
Kyushu Electric Power Co. Inc.	300	7,315
MDU Resources Group Inc.	1,622	45,676
MGE Energy Inc. (f)	213	7,136
National Fuel Gas Co. (f)	817	39,616
National Grid Plc	2,212	36,864
New Jersey Resources Corp.	219	10,786
Nicor Inc. (f)	372	16,096
NiSource Inc.	368	7,526
Northeast Utilities	1,397	43,070
Northwest Natural Gas Co.	217	10,453
NorthWestern Corp. (f)	458	12,632
NSTAR (f)	1,118	39,309
OGE Energy Corp.	839	32,134
Oneok Inc.	973	48,592
Ormat Technologies Inc.	175	9,438
Otter Tail Corp.	410	14,202

Pepco Holdings Inc.	1,801	51,310
PG&E Corp.	287	14,043
Piedmont Natural Gas Co. (f)	588	15,012
Pinnacle West Capital Corp.	154	6,222
PNM Resources Inc.	1,331	33,288
Portland General Electric Co.	286	8,051
PPL Corp.	316	16,337
Progress Energy Inc.	342	16,416
Public Service Enterprise Group Inc.	228	21,797
Puget Energy Inc.	1,253	35,397
Questar Corp.	188	10,731
RWE AG	366	49,963
SCANA Corp. (f)	1,303	52,889
Scottish & Southern Energy Plc	635	20,545
Sempra Energy	260	15,993
Sierra Pacific Resources	1,944	32,795
SJW Corp. (f)	201	7,021
Sociedad General de Aguas de Barcelona SA (f)	213	8,506
South Jersey Industries Inc.	238	8,939
Southern Co.	701	25,699
Southwest Gas Corp.	389	11,577
Suez SA	774	50,341
TECO Energy Inc.	453	7,624
Tohoku Electric Power Co. Inc.	300	6,339
Tokyo Electric Power Co. Inc.	800	20,300
Tokyo Gas Co. Ltd.	2,000	8,916
UIL Holdings Corp. (f)	205	7,212
Union Fenosa SA	158	10,507
UniSource Energy Corp.	340	10,785
United Utilities Plc	720	10,921
Vectren Corp.	1,009	28,292
Veolia Environnement	254	22,683
Verbund - Oesterreichische Elektrizitaetswirtschafts AG	146	9,646
Westar Energy Inc.	1,503	40,010
WGL Holdings Inc.	1,082	36,701
Wisconsin Energy Corp.	1,155	55,301
Xcel Energy Inc. (f)	338	7,622
		2,241,078

Total Common Stocks (cost $42,544,406)		46,194,468

PREFERRED STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Porsche AG	6	15,984
Volkswagen AG	90	17,078
		33,062
CONSUMER STAPLES - 0.0%
Ito En Ltd. (b)	90	1,433

Total Preferred Stocks (cost $20,624)		34,495

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 1.8%
AmeriCredit Automobile Receivables Trust,

5.21%, 10/06/11	$50,000	50,097
Banc of America Commercial Mortgage Inc.,
5.76%, 05/10/45 (d)	75,000	75,685
Bank One Issuance Trust, 3.86%, 06/15/11	50,000	49,558
Citibank Credit Card Master Trust I, 5.88%, 03/10/11	75,000	76,056
Commercial Mortgage Pass-Through Certificates,
5.31%, 12/10/46 (d)	30,000	29,290
GMAC Commercial Mortgage Securities Inc.,
6.96%, 09/15/35 (d)	100,000	104,723
Goldman Sachs Mortgage Securities Corp.,
4.61%, 01/10/40 (d)	75,000	72,499
GS Mortgage Securities Corp. II, 5.80%, 11/25/35 (d)	50,000	50,651
JPMorgan Chase Commercial Mortgage Securities Corp.,
5.56%, 04/15/43 (d)	75,000	74,705
LB-UBS Commercial Mortgage Trust,
5.16%, 02/15/34 (d)	100,000	97,182
LB-UBS Commercial Mortgage Trust, 5.42%, 02/15/40	20,000	19,661
Merrill Lynch Mortgage Trust, 4.75%, 06/12/43	75,000	71,040
Morgan Stanley Capital I,
5.74%, 10/15/42 (d)	100,000	101,083
5.47%, 03/12/44 (d)	100,000	97,077
Wachovia Bank Commercial Mortgage Trust,
5.50%, 10/15/48	75,000	75,263
Wachovia Commercial Mortgage Securities Inc.,
5.74%, 06/15/49 (d)	50,000	50,273
WFS Financial Owner Trust, 3.87%, 08/17/12	50,000	49,548

Total Non-U.S. Government Agency Asset-Backed
Securities (cost $1,158,846)		1,144,391

CORPORATE BONDS AND NOTES - 3.1%
CONSUMER DISCRETIONARY - 0.3%
Comcast Cable Communications Holdings Inc.,
8.38%, 03/15/13	50,000	56,421
Home Depot Inc., 5.20%, 03/01/11	50,000	49,616
News America Inc., 6.20%, 12/15/34	10,000	9,695
Time Warner Entertainment Co., 8.38%, 07/15/33	10,000	11,985
Time Warner Inc., 6.75%, 04/15/11	50,000	52,027
Viacom Inc., 6.25%, 04/30/16	10,000	10,099
		189,843
CONSUMER STAPLES - 0.2%
CVS Caremark Corp., 6.25%, 06/01/27	12,000	11,932
Kellogg Co., 7.45%, 04/01/31	10,000	11,532
Kroger Co., 5.50%, 02/01/13	15,000	15,048
Pepsi Bottling Group Inc., 7.00%, 03/01/29	10,000	11,337
Wal-Mart Stores Inc., 4.13%, 07/01/10	50,000	49,218
		99,067
ENERGY - 0.2%
Anadarko Petroleum Corp., 5.95%, 09/15/16	10,000	10,054
Apache Corp., 6.00%, 01/15/37	10,000	9,863
ConocoPhillips Holding Co., 8.75%, 05/25/10	50,000	54,591
Devon Financing Corp. ULC, 7.88%, 09/30/31	10,000	12,116
Kinder Morgan Energy Partners LP, 5.00%, 12/15/13	15,000	14,439

Marathon Oil Corp., 6.00%, 10/01/17	10,000	10,163
Southern Natural Gas Co., 5.90%, 04/01/17 (g)	10,000	9,796
Valero Energy Corp., 6.13%, 06/15/17	10,000	10,150
XTO Energy Inc., 6.25%, 08/01/17	10,000	10,368
		141,540
FINANCIALS - 1.5%
Abbey National Plc, 7.95%, 10/26/29	10,000	12,005
Allstate Corp., 5.55%, 05/09/35	10,000	9,140
American General Finance Corp., 5.38%, 10/01/12	50,000	49,488
AXA SA, 8.60%, 12/15/30	10,000	12,510
Bank of America Corp., 5.63%, 10/14/16	50,000	49,927
Bear Stearns Cos. Inc., 4.50%, 10/28/10	50,000	48,484
Berkshire Hathaway Finance Corp., 4.13%, 01/15/10	50,000	49,278
Capital One Financial Corp., 6.15%, 09/01/16	5,000	4,884
Citigroup Inc., 6.63%, 06/15/32	50,000	52,271
Credit Suisse USA Inc., 6.13%, 11/15/11	50,000	51,701
ERP Operating LP, 6.63%, 03/15/12	10,000	10,391
European Investment Bank, 3.38%, 06/12/13	50,000	46,794
General Electric Capital Corp., 5.63%, 10/20/16 (f)	50,000	49,830
Goldman Sachs Group Inc., 6.13%, 02/15/33	50,000	48,877
Household Finance Corp., 6.38%, 10/15/11	50,000	51,676
International Bank for Reconstruction & Development,
3.63%, 05/21/13	50,000	47,748
iStar Financial Inc., 5.95%, 10/15/13	10,000	9,271
JPMorgan Chase & Co., 5.15%, 10/01/15	50,000	48,552
Kreditanstalt fuer Wiederaufbau, 4.63%, 01/20/11	50,000	50,580
Lehman Brothers Holdings Inc., 4.50%, 07/26/10	50,000	48,737
MetLife, Inc., 6.40%, 12/15/66	12,000	11,368
Morgan Stanley, 4.75%, 04/01/14	50,000	47,360
National Rural Utilities Cooperative Finance Corp.,
7.25%, 03/01/12	50,000	53,594
SunTrust Capital VIII, 6.10%, 12/15/36	10,000	9,050
Travelers Cos. Inc., 6.25%, 03/15/37	10,000	9,711
Unilever Capital Corp., 5.90%, 11/15/32	10,000	9,861
Wachovia Corp., 5.25%, 08/01/14	50,000	48,983
Wells Fargo & Co., 4.88%, 01/12/11	50,000	49,727
		991,798
HEALTH CARE - 0.2%
Abbott Laboratories, 5.60%, 05/15/11	50,000	51,085
AstraZeneca Plc, 6.45%, 09/15/37	10,000	10,537
Bristol-Myers Squibb Co., 5.88%, 11/15/36	10,000	9,815
Merck & Co. Inc., 4.75%, 03/01/15	50,000	47,888
WellPoint Inc., 5.00%, 01/15/11	15,000	14,925
Wyeth, 5.95%, 04/01/37	10,000	9,890
		144,140
INDUSTRIALS - 0.0%
Caterpillar Inc., 6.05%, 08/15/36	10,000	10,178
Lockheed Martin Corp., 6.15%, 09/01/36	10,000	10,287
		20,465
INFORMATION TECHNOLOGY - 0.2%
Cisco Systems Inc., 5.25%, 02/22/11	50,000	50,529
International Business Machines Corp., 4.75%, 11/29/12	50,000	49,571
		100,100

MATERIALS - 0.0%
Vale Overseas Ltd., 6.88%, 11/21/36	10,000	10,395

TELECOMMUNICATION SERVICES - 0.4%
AT&T Inc., 5.10%, 09/15/14	50,000	49,093
BellSouth Corp., 6.00%, 11/15/34	15,000	14,787
British Telecommunications Plc, 8.88%, 12/15/30 (i)	12,000	16,228
Deutsche Telekom International Finance BV,
8.00%, 06/15/10 (i)	50,000	53,614
Embarq Corp., 8.00%, 06/01/36	5,000	5,364
France Telecom SA, 8.50%, 03/01/31	10,000	13,103
Sprint Capital Corp., 8.38%, 03/15/12	30,000	32,765
Telecom Italia Capital SA, 6.00%, 09/30/34	10,000	9,578
Telefonica Europe BV, 7.75%, 09/15/10	20,000	21,415
Verizon Communications, 7.38%, 09/01/12	50,000	54,710
		270,657
UTILITIES - 0.1%
Cincinatti Gas & Electric Co., 5.70%, 09/15/12	15,000	15,213
Exelon Corp., 4.90%, 06/15/15	5,000	4,691
FirstEnergy Corp., 6.45%, 11/15/11	15,000	15,480
NiSource Finance Corp., 5.45%, 09/15/20	5,000	4,605
		39,989

Total Corporate Bonds and Notes (cost $2,024,516)		2,007,994

GOVERNMENT AND AGENCY OBLIGATIONS - 14.0%
GOVERNMENT SECURITIES - 4.5%
Sovereign - 0.2%
Mexico Government International Bond, 5.63%, 01/15/17	50,000	50,725
Province of Quebec, Canada, 5.13%, 11/14/16	50,000	50,416
		101,141
U.S. Treasury Securities - 4.3%
U.S. Treasury Bond
11.25%, 02/15/15 (f)	164,000	234,187
9.13%, 05/15/18	150,000	206,684
8.88%, 02/15/19 (f)	50,000	68,496
8.00%, 11/15/21 (f)	95,000	126,417
6.25%, 08/15/23 (f)	115,000	133,472
6.63%, 02/15/27 (f)	80,000	98,219
6.13%, 08/15/29	60,000	70,791
5.38%, 02/15/31 (f)	50,000	54,172
4.50%, 02/15/36 (f)	45,000	43,200
U.S. Treasury Note
4.63%, 11/30/08 (f)	360,000	362,419
4.00%, 08/31/09 (f)	160,000	160,112
3.50%, 02/15/10 (f)	190,000	188,219
5.75%, 08/15/10 (f)	25,000	26,178
4.88%, 07/31/11 (f)	85,000	87,464
4.50%, 11/30/11 (f)	125,000	126,924
4.63%, 12/31/11 (f)	178,000	181,602
4.00%, 11/15/12 (f)	20,000	19,892
3.88%, 02/15/13 (f)	10,000	9,866
3.63%, 05/15/13 (f)	50,000	48,668

4.00%, 02/15/14 (f)	40,000	39,483
4.25%, 08/15/14 (f)	70,000	69,847
4.00%, 02/15/15 (f)	100,000	97,922
5.13%, 05/15/16 (f)	100,000	104,953
4.63%, 11/15/16 (f)	155,000	157,083
		2,716,270
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES - 9.5%
Federal Home Loan Bank - 0.6%
Federal Home Loan Bank
5.00%, 09/18/09	190,000	192,253
4.38%, 09/17/10	120,000	119,905
5.25%, 10/06/11	50,000	50,258
4.88%, 11/18/11 (f)	50,000	50,533
		412,949
Federal Home Loan Mortgage Corp. - 2.2%
Federal Home Loan Mortgage Corp.
5.00%, 06/11/09 (f)	200,000	201,915
6.63%, 09/15/09 (f)	225,000	234,145
5.25%, 04/18/16	100,000	102,483
6.25%, 07/15/32 (f)	100,000	114,198
6.00%, 06/01/35	73,400	74,135
4.41%, 12/01/35 (d)	48,245	47,214
5.50%, 12/01/35, TBA (c)	190,000	186,835
5.50%, 03/01/37	198,981	195,897
6.50%, 03/01/37	111,188	113,877
6.00%, 07/01/37	149,847	150,820
		1,421,519
Federal National Mortgage Association - 6.0%
Federal National Mortgage Association
5.20%, 11/08/10	100,000	99,991
6.13%, 07/17/13	100,000	100,936
4.13%, 04/15/14	100,000	96,386
5.00%, 06/01/18	12,470	12,319
4.50%, 10/01/18	235,640	228,584
5.00%, 07/01/19	218,086	215,175
5.50%, 10/01/19	244,115	244,901
5.00%, 12/01/26	236,258	229,183
6.63%, 11/15/30 (f)	75,000	88,913
6.00%, 11/01/32	22,553	22,822
6.00%, 11/01/32	8,753	8,858
6.00%, 03/01/33	33,722	34,124
5.00%, 06/01/33	622,403	599,035
5.50%, 06/01/33	485,480	479,770
6.00%, 09/01/33	35,799	36,194
6.00%, 02/01/34	96,199	97,418
6.00%, 03/01/34	25,768	26,014
5.00%, 06/01/34	94,100	90,540
4.44%, 08/01/34 (d)	57,460	57,049
6.00%, 08/01/34	10,711	10,829
5.50%, 12/01/34	254,720	251,550
6.50%, 09/01/36	176,316	180,487
7.00%, 09/01/36	41,348	42,884
5.57%, 07/01/36 (d)	134,555	134,836
6.00%, 02/01/37	198,420	199,895
5.86%, 04/01/37 (d)	66,745	67,808
6.00%, 04/01/37	147,570	148,667
5.50%, 06/01/37	39,229	38,657
		3,843,825
Government National Mortgage Association - 0.7%
Government National Mortgage Association
6.50%, 12/20/31, TBA (c)	140,000	143,982
5.50%, 11/15/35	223,840	222,576
6.00%, 11/15/36	46,588	47,178
		413,736

Total Government and Agency Obligations (cost $8,868,105)		8,909,440

SHORT TERM INVESTMENTS - 25.7%
Mutual Funds - 7.8%
JNL Money Market Fund, 4.88% (a) (e)	4,981,924	4,981,924

Securities Lending Collateral - 17.5%
Mellon GSL Delaware Business Trust Collateral
Fund, 5.22% (a) (e)	11,206,524	11,206,524

U.S. Treasury Securities - 0.4%
U.S. Treasury Bill, 4.05%, 12/20/07 (h)	240,000	238,795

Total Short Term Investments (cost $16,427,146)		16,427,243

Total Investments - 117.1% (cost $71,043,643)		74,718,031

Other Assets and Liabilities, Net - (17.1%)		-10,920,054

Total Net Assets - 100%		$63,797,977

The accompanying notes are an integral part of these Financial Statements.

Jackson FundsSM
Notes to the Schedule of Investments
October 31, 2007

(a)	Investment in affiliate.
(b)	Non-income producing security.
(c)	Investment purchased on a when-issued basis. As of October 31, 2007, the total cost of investments purchased on a when-issued basis for the Jackson Perspective Index 5 Fund is $330,954.
(d)	Variable rate security. Rate stated is in effect as of October 31, 2007.
(e)	Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of October 31, 2007.
(f)	All or portion of the security has been loaned.
(g)	Rule 144A, Section 4(2) provides an exemption from the registration requirements of the Securities Act of 1933, as amended, for resale of this security to an institutional investor. The Fund has deemed this security to be liquid based on procedures approved by the Board of Trustees.
(h)	All or a portion of the security pledged as collateral for open futures contracts.
(i)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

Abbreviations:
ADR - American Depository Receipt
EUR - European Currency Unit (Euro)
GBP - British Pound
JPY - Japanese Yen
TBA - To Be Announced
USD - United States Dollar
RNC - Risparmio Non-Convertible Saving Shares
virt-x - a cross-border Recognised Investment Exchange (RIE)

Investments in affiliates - See Note 3 in the Notes to the Financial Statements for further discussion of other affiliated investments. The Jackson Perspective Index 5 Fund invested in Prudential plc, the parent company of Jackson National Life Insurance Co. and Bank of New York Mellon Corp., the parent company of its sub-adviser.
Transactions for the period ended October 31, 2007 are shown below:

Value
	Beginning					Value End
	of Period			Sales	Dividend	of Period
Affiliate	12/29/2006	Purchases		Proceeds	Income	10/31/2007
Bank of New York Mellon Corp.	$ -	$ 14,662	*	$ -	$ 295	$ 44,492
Prudential plc	-	26,549		-	720	30,390

*As of July 2, 2007, Mellon Financial Corp. merged with Bank of New York Co. to form Bank of New York Mellon Corp. The purchases disclosed above do not include $24,455 of purchases of Bank of New York Co. prior to the merger.

Summary of Open Forward Foreign Currency Contracts:

Currency	Settlement	Notional	Currency	Unrealized
Purchased/Sold	Date	Amount	Value	Gain/(Loss)

Jackson Perspective Index 5 Fund
EUR/USD	12/19/2007	245,200 EUR	$ 355,379	$ 14,924
GBP/USD	12/19/2007	192,900 GBP	400,447	8,467
JPY/USD	12/19/2007	49,085,000 JPY	427,935	(2,442)
			$ 1,183,761	$ 20,949

Schedule of Open Futures Contracts:

	Contracts		Unrealized
	Long/		Appreciation/
	(Short)		(Depreciation)

Jackson Perspective Index 5 Fund
Dow Jones Euro Stoxx 50 Index Future
Expiration December 2007	9	EUR	$ 9,639
FTSE 100 Index Future
Expiration December 2007	3	GBP	10,764
Russell 2000 Mini Index Future
Expiration December 2007	16	USD	49,218
S&P 500 E-Mini Index Future
Expiration December 2007	18	USD	51,837
S&P MidCap 400 E-Mini Index Future
Expiration December 2007	14	USD	47,377
Topix Index Future
Expiration December 2007	3	JPY	11,005
			$ 179,840

Summary of Investments by Sector (as a percentage of total investments):
Jackson
Perspective
Index 5
Sector	Fund
Consumer Discretionary	7.9%
Consumer Staples	3.7
Energy	5.5
Financials	13.9
Health Care	6.8
Industrials	8.4
Information Technology	8.8
Materials	4.1
Investment Funds	-
Telecommunication Services	2.3
Utilities	3.1
Government Securities	3.8
Non-U.S. Government Agency
Asset-Backed Sercurities	1.5
U.S. Government Agency
Mortgage-Backed Securities	8.2
Short Term Securities	22.0
Total	100.0%

Summary of Investments by Country (as a percentage of total investments):
Jackson
Perspective
Index 5
Country	Fund
Australia	1.2%
Austria	0.1
Belgium	0.3
Bermuda	0.2
Canada	0.1
Denmark	0.1
Finland	0.3
France	1.6
Germany	1.5
Greece	0.1
Hong Kong	0.4
Ireland	0.1
Italy	0.6
Japan	3.3
Luxembourg	0.1
Mexico	0.1
Netherlands	0.7
Norway	0.2
Portugal	0.1
Singapore	0.2
Spain	0.7
Sweden	0.5
Switzerland	1.1
United Kingdom	3.5
United States	82.9
Total	100.0%

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment

Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a)

The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant's management, including the registrant's principal executive officer and the registrant's principal financial officer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures. Based on such evaluation, the registrant's principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures are effective.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Exhibits

(a)	(1) The Code of Ethics is attached hereto.
(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	December 28, 2007

By:	Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	December 28, 2007

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant's Code of Ethics.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(a)(3)	Not applicable.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.